UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

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☐	Soliciting Material Pursuant to §240.14a -12

ZIMMER HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ZIMMER HOLDINGS, INC.

345 East Main Street

Warsaw, Indiana 46580

March 25, 2013

Dear Stockholder:

We look forward to your attendance either in person or by proxy at the 2013 Annual Meeting of Stockholders of Zimmer Holdings, Inc. We will hold the meeting at 9:00 a.m. Eastern Time on Tuesday, May 7, 2013 at the Conrad Indianapolis, 50 West Washington Street, Indianapolis, Indiana.

You will find information regarding the matters to be voted on in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. We are sending many of our stockholders a notice regarding the availability of this proxy statement, our 2012 Annual Report and other proxy materials via the Internet. This electronic process gives you fast, convenient access to the materials, reduces the impact on the environment and reduces our printing and mailing costs. A paper copy of these materials can be requested using one of the methods described in the materials.

Your vote is important. Whether or not you plan to attend the meeting in person, it is important that your shares be represented. Please vote as soon as possible.

David C. Dvorak

President and

Chief Executive Officer

Zimmer Holdings, Inc.

345 East Main Street

Warsaw, Indiana 46580

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	9:00 a.m. Eastern Time on Tuesday, May 7, 2013

PLACE	Conrad Indianapolis 50 West Washington Street Indianapolis, Indiana

ITEMS OF BUSINESS	— Elect nine directors to serve until the 2014 annual meeting of stockholders

— Cast a non-binding advisory vote on executive compensation

— Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2013

— Approve the amended Zimmer Holdings, Inc. Executive Performance Incentive Plan

— Approve the amended Zimmer Holdings, Inc. 2009 Stock Incentive Plan

— Transact such other business as may properly come before the meeting and any postponement(s) or adjournment(s) thereof

RECORD DATE	March 8, 2013

ANNUAL REPORT	This booklet contains our Notice of Annual Meeting of Stockholders and Proxy Statement. Our 2012 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2012, accompanies this booklet. Our 2012 Annual Report is not a part of our proxy solicitation materials.

VOTING	Your Vote Is Important. You are cordially invited to attend the annual meeting in person. To ensure your shares will be voted at the annual meeting, however, we strongly urge you to review the proxy statement and vote your shares as soon as possible.

By Order of the Board of Directors

Chad F. Phipps

Senior Vice President, General Counsel and Secretary

March 25, 2013

PAGE
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT	1
Why am I receiving these proxy materials?	1
What will I be voting on?	1
What are the Board’s recommendations?	1
How many votes do I have?	1
How many shares are entitled to vote?	1
What is the quorum requirement for the annual meeting?	2
How many votes are needed for the proposals to pass?	2
What if I vote “abstain”?	2
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?	2
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?	2
If I am a stockholder of record, how do I vote?	3
If I am a beneficial owner of shares held in street name, how do I vote?	3
Is my vote confidential?	3
Can I change my vote?	3
How are proxies voted?	3
What happens if a nominee for director declines the nomination or is unable to serve as a director?	3
What happens if I do not give specific voting instructions?	3
Who will serve as the inspector of election?	4
Where can I find the voting results of the annual meeting?	4
Who is paying for the cost of this proxy solicitation?	4
How can I attend the annual meeting?	4
Is there a list of stockholders entitled to vote at the annual meeting?	4
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?	4
What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2014 annual meeting of stockholders?	5
PROPOSAL NO. 1: ELECTION OF DIRECTORS	6
PROPOSAL NO. 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION	12
PROPOSAL NO. 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14
PROPOSAL NO. 4: APPROVAL OF THE AMENDED ZIMMER HOLDINGS, INC. EXECUTIVE PERFORMANCE INCENTIVE PLAN	15
PROPOSAL NO. 5: APPROVAL OF THE AMENDED ZIMMER HOLDINGS, INC. 2009 STOCK INCENTIVE PLAN	18
PLAN BENEFITS	23
OTHER MATTERS	23
SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS	24
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	25
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	25
CORPORATE GOVERNANCE	25
COMMITTEES OF THE BOARD	29
AUDIT COMMITTEE REPORT	31
COMPENSATION OF DIRECTORS	33
EXECUTIVE COMPENSATION	35
Compensation Discussion and Analysis	35
Compensation Committee Report	52
Compensation Risk Assessment	52
2012 SUMMARY COMPENSATION TABLE	53
GRANTS OF PLAN-BASED AWARDS IN 2012	55
OUTSTANDING EQUITY AWARDS AT 2012 FISCAL YEAR-END	57
OPTION EXERCISES AND STOCK VESTED IN 2012	58
PENSION BENEFITS IN 2012	59
NONQUALIFIED DEFERRED COMPENSATION IN 2012	61
POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT	64
EQUITY COMPENSATION PLAN INFORMATION	69
ANNUAL REPORT AND FORM 10-K	71
INCORPORATION BY REFERENCE	71
Appendix A – Zimmer Holdings, Inc. Executive Performance Incentive Plan	A-1
Appendix B – Zimmer Holdings, Inc. 2009 Stock Incentive Plan	B-1

ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

ZIMMER HOLDINGS, INC.

PROXY STATEMENT

Why am I receiving these proxy materials?    Zimmer Holdings, Inc. (“Zimmer,” “we,” “us,” “our” or the “company”) has made this proxy statement available to you on the Internet or, upon your request, has delivered a printed version of this proxy statement to you by mail, in connection with the solicitation of proxies by our Board of Directors for use at our 2013 annual meeting of stockholders to be held on Tuesday, May 7, 2013 at 9:00 a.m. Eastern Time, and at any postponement(s) or adjournment(s) thereof. You are receiving this proxy statement because you owned shares of Zimmer common stock at the close of business on March 8, 2013, and that entitles you to vote at the annual meeting. By use of a proxy, you can vote whether or not you attend the annual meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

The Notice of Annual Meeting of Stockholders and proxy statement were first made available or mailed to stockholders on March 25, 2013. If you requested printed versions of the proxy materials by mail, the materials also include the proxy card or vote instruction form.

What will I be voting on?

—	Election of directors (Proposal No. 1);

—	Advisory vote on the compensation of our “named executive officers” as disclosed in this proxy statement (“Say on Pay”) (Proposal No. 2);

—	Advisory vote to ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for 2013 (Proposal No. 3);

—	Approval of the amended Zimmer Holdings, Inc. Executive Performance Incentive Plan (the “EPIP”) (Proposal No. 4); and

—	Approval of the amended Zimmer Holdings, Inc. 2009 Stock Incentive Plan (the “2009 Plan”) (Proposal No. 5).

What are the Board’s recommendations?    The Board recommends that you vote your shares:

—	“FOR” the election of each of the nine nominees to the Board (Proposal No. 1);

—	“FOR” the Say on Pay proposal (Proposal No. 2);

—	“FOR” ratification of the appointment of PwC as our independent registered public accounting firm for 2013 (Proposal No. 3);

—	“FOR” approval of the amended EPIP (Proposal No. 4); and

—	“FOR” approval of the amended 2009 Plan (Proposal No. 5).

How many votes do I have?    You will have one vote for every share of Zimmer common stock that you owned at the close of business on March 8, 2013.

How many shares are entitled to vote?    There were 167,146,892 shares of Zimmer common stock outstanding as of March 8, 2013 and entitled to vote at the meeting. Each share is entitled to one vote.

ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

What is the quorum requirement for the annual meeting?    The holders of a majority of the shares entitled to vote at the annual meeting must be present or represented by proxy at the annual meeting for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against or abstained, if you are present and vote in person at the annual meeting or have voted on the Internet, by telephone or by properly submitting a proxy card or vote instruction form by mail. If a quorum is not present, the annual meeting will be adjourned until a quorum is obtained.

How many votes are needed for the proposals to pass?

—

Election of directors. Nominees for director must receive a majority of the votes cast in person or by proxy on the election of directors in order to be elected as a director. This means that the number of shares voted “for” a nominee must exceed the number of votes “against” that nominee.

—

Advisory Say on Pay proposal. The affirmative vote of a majority of the shares present in person or by proxy is required to approve the advisory proposal concerning the compensation of our named executive officers as disclosed in this proxy statement.

—

Ratification of the appointment of PwC. The affirmative vote of a majority of the shares present in person or by proxy is required to ratify the appointment of PwC as our independent registered public accounting firm.

—	Approval of the amended EPIP. The affirmative vote of a majority of the shares present in person or by proxy is required to approve the amended EPIP.

—

Approval of the amended 2009 Plan. The affirmative vote of a majority of the shares present in person or by proxy is required to approve the amended 2009 Plan. In addition, pursuant to the rules of the New York Stock Exchange, this proposal must be approved by a majority of the votes cast on this proposal, and the number of votes cast on this proposal must represent more than 50% of shares outstanding.

What if I vote “abstain”?    A vote to “abstain” on the election of directors will have no effect on the outcome. A vote to “abstain” on the other proposals will have the effect of a vote against. If you vote “abstain,” your shares will be counted as present for purposes of determining whether enough votes are present to hold the annual meeting and will be counted as a vote cast for purposes of New York Stock Exchange voting requirements.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?    As allowed by Securities and Exchange Commission (“SEC”) rules, we have elected to provide access to our proxy materials via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. The Notice provides instructions on how to access the proxy materials over the Internet or to request a printed copy. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage you to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

—

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you. If you request printed copies of the proxy materials by mail, you will receive a proxy card.

—

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct the record holder on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.” If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

If I am a stockholder of record, how do I vote?    There are four ways to vote:

—	In person. If you are a stockholder of record, you may vote in person at the annual meeting. We will give you a ballot when you arrive.

—	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

—	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the proxy card.

—	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?    There are four ways to vote:

—

In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the annual meeting, you must obtain a legal proxy from the record holder of your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

—	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

—	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the vote instruction form.

—	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided.

Is my vote confidential?    Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, except:

—	as necessary to meet applicable legal requirements;

—	to allow for the tabulation and certification of votes; and

—	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to management and the Board.

Can I change my vote?    Yes. At any time before your proxy is voted, you may change your vote by:

—	revoking it by written notice to our Corporate Secretary at the address shown on the cover of this proxy statement;

—	delivering a later-dated proxy (including a telephone or Internet vote); or

—	voting in person at the meeting.

How are proxies voted?    All shares represented by valid proxies received prior to the annual meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if a nominee for director declines the nomination or is unable to serve as a director?    If a nominee declines the nomination or is unable to serve as a director at the time of the annual meeting, the persons named as proxies may vote for a substitute nominee designated by the Board to fill the vacancy or for the balance of the nominees, leaving a vacancy, or, the Board may reduce its size. The Board has no reason to believe that any of the nominees will be unable or decline to serve if elected.

What happens if I do not give specific voting instructions?

—

Stockholders of Record. In the following situations, the proxy holders will vote your shares in the manner recommended by the Board on proposals presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the annual meeting:

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

—	If, when voting online at ProxyVote.com or via Mobile ProxyVote.com, you select the “Submit” button without voting on each item individually;

—	If, when voting via the telephone, you elect not to vote on matters individually; and

—	If you sign and return a proxy card without giving specific voting instructions.

—

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the record holder of your shares with specific voting instructions, your record holder may vote on the ratification of the appointment of PwC as our independent registered public accounting firm for 2013 (Proposal No. 3). However, your record holder cannot vote your shares without specific instructions on the other matters – the election of directors (Proposal No. 1), the Say on Pay proposal (Proposal No. 2), approval of the amended EPIP (Proposal No. 4) or approval of the amended 2009 Plan (Proposal No. 5). If your record holder does not receive instructions from you on how to vote your shares on Proposals 1, 2, 4 or 5, your record holder will inform the inspector of election that it does not have the authority to vote on that proposal with respect to your shares. This is generally referred to as a “broker non-vote.” Broker non-votes will be counted as present for purposes of determining whether enough votes are present to hold the annual meeting, but they will not be counted in determining the outcome of the vote. They also will not be considered votes cast for purposes of New York Stock Exchange voting requirements and therefore could impact whether the requirement that votes cast on Proposal No. 5 exceed 50% of shares outstanding is met.

Who will serve as the inspector of election?    A representative from American Stock Transfer & Trust Company will serve as the independent inspector of election.

Where can I find the voting results of the annual meeting?    The preliminary voting results will be announced at the meeting. The final voting results will be tallied by the inspector of election and published in our Current Report on Form 8-K, which we are required to file with the SEC within four business days following the annual meeting.

Who is paying for the cost of this proxy solicitation?    We are paying the costs of the solicitation of proxies. We have retained Alliance Advisors LLC to assist in soliciting proxies for a fee of $7,500 plus out-of-pocket expenses. Alliance Advisors LLC may be contacted at (855) 742-8270. We must also pay brokerage firms and other persons representing beneficial owners of shares held in street name certain fees associated with:

—	forwarding the Notice to beneficial owners;

—	forwarding printed proxy materials by mail to beneficial owners who specifically request them; and

—	obtaining beneficial owners’ voting instructions.

In addition to soliciting proxies by mail, certain of our directors, officers and employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or email on our behalf.

How can I attend the annual meeting?    Attendance at the annual meeting is limited to stockholders. Registration will begin at 8:30 a.m. Eastern Time on the date of the annual meeting, and each stockholder may be asked to present valid picture identification such as a driver’s license or a passport and proof of stock ownership as of March 8, 2013. The use of cell phones, smartphones, pagers, recording and photographic equipment and/or computers is not permitted in the meeting room at the annual meeting.

Is there a list of stockholders entitled to vote at the annual meeting?    A list of stockholders entitled to vote at the meeting will be available at the meeting and for ten days prior to the meeting, between the hours of 8:00 a.m. and 5:00 p.m. Eastern Time, at our offices at 345 East Main Street, Warsaw, Indiana. If you would like to view the stockholder list, please contact our Corporate Secretary to schedule an appointment.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?    We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we are delivering a single copy of this proxy statement and our Annual Report to multiple stockholders who share the same address unless we have received contrary

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Upon written or oral request, we will deliver promptly a separate copy of this proxy statement and our Annual Report to any stockholder at a shared address to which we delivered a single copy of these documents. To receive a separate copy of this proxy statement or the Annual Report, or to notify us that you wish to receive separate copies of the proxy materials in the future, please contact our Corporate Secretary at the address shown on the cover page of this proxy statement or by telephone at (574) 267-6131. Stockholders who hold shares in “street name” may contact their brokerage firm, bank, broker dealer or other similar organization to request information about householding.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2014 annual meeting of stockholders?

—

Requirements for Stockholder Proposals to Be Considered for Inclusion in our Proxy Materials. Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2014 annual meeting of stockholders must be received no later than November 25, 2013. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to our Corporate Secretary by mail at 345 East Main Street, Warsaw, Indiana 46580.

—

Notice Requirements for Director Nominees or Stockholder Proposals to Be Brought Before the 2014 Annual Meeting of Stockholders. Notice of any director nomination or other proposal that a stockholder intends to present at the 2014 annual meeting of stockholders, but does not intend to have included in the proxy statement and form of proxy relating to the 2014 annual meeting of stockholders, must be delivered to our Corporate Secretary by mail at 345 East Main Street, Warsaw, Indiana 46580 not earlier than the close of business on January 7, 2014 and not later than the close of business on February 6, 2014. In addition, the notice must set forth the information required by our Restated By-Laws with respect to each director nomination or other proposal that a stockholder intends to present at the 2014 annual meeting of stockholders. A copy of the by-law provisions may be obtained by contacting our Corporate Secretary.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Based upon the recommendation of our Corporate Governance Committee, our Board has nominated nine directors for election at the annual meeting to hold office until the 2014 annual meeting and the election of their successors. All of the nominees currently are our directors. Marc N. Casper, whose term expires at the annual meeting, is not seeking re-election. Our Board intends to reduce the size of the Board to nine members effective upon the expiration of Mr. Casper’s term as a director. Christopher B. Begley was appointed a director by our full Board effective July 16, 2012. Gail K. Boudreaux was appointed a director by our full Board effective December 10, 2012. Each nominee agreed to be named in this proxy statement and to serve if elected. All of the nominees are expected to attend the 2013 annual meeting. All directors then in office attended the 2012 annual meeting.

Director Criteria,

Qualifications and Experience

Zimmer is a global leader in musculoskeletal care. We design, develop, manufacture and market orthopaedic reconstructive, spinal and trauma devices, biologics, dental implants and other surgical products. We have operations in more than 25 countries around the world and sell products in more than 100 countries. We operate in markets characterized by rapidly evolving technologies, complex regulatory requirements and significant competition. The Corporate Governance Committee is responsible for reviewing and assessing with the Board, on an annual basis, the experience, qualifications, attributes and skills sought of Board members in the context of our business and the then-current membership on the Board. The committee looks for current and potential directors collectively to have a mix of experience, skills and qualifications, some of which are described below:

— Experience as a chief executive officer or global business head	— Government / regulatory affairs / health economics experience
— Business operations experience	— Research and development experience
— Healthcare industry experience	— Brand / marketing experience
— Medical device industry experience	— Mergers and acquisitions experience
— International experience	— Financial expertise
— FDA / regulatory experience	— Public company board experience

In evaluating director candidates and considering incumbent directors for nomination to the Board, the committee considers a variety of factors. These include each candidate’s character and integrity, reputation for working constructively in a collegial environment and availability to devote sufficient time to Board matters. Diversity of background and diversity of gender, race, ethnicity, national origin and age are also relevant factors in the selection process. The committee also considers whether a candidate can meet the independence standards for directors and members of key committees under applicable stock exchange and SEC rules. With respect to incumbent directors, the committee considers the director’s past performance on the Board and contributions to the committees on which he or she serves.

While the Board has not formally adopted a policy regarding director diversity, the committee actively considers diversity in director recruitment and nomination and believes the nominees for election at the annual meeting reflect these efforts: two director nominees (22%) are female; one director nominee (11%) is African-American; and one director nominee (11%) was born and has lived and worked outside the United States.

Following each nominee’s biography, we have included an assessment of the qualifications, skills and experience of such nominee.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

Directors and Nominees

Nominees for Director: 2013 — 2014 Term

Christopher B. Begley, Director Since 2012

Retired Executive Chairman and Chief Executive Officer of Hospira, Inc. Mr. Begley served as Executive Chairman of the Board of Hospira from May 2007 until January 2012. He also served as Chief Executive Officer from April 30, 2004, when Hospira was spun off from Abbott Laboratories, to March 2011. Prior to that, Mr. Begley served in various positions with Abbott between 1986 and 2004, most recently as Senior Vice President of Abbott’s Hospital Products division. He serves as non-executive chairman of the board of Hillshire Brands Company and as a director of DeVry Inc. Mr. Begley previously served as a director of Sara Lee Corporation, the Advanced Medical Technology Association (“AdvaMed”), the medical device industry’s trade association, and the National Center for Healthcare Leadership. He earned a bachelor's degree from Western Illinois University and a master's degree in business administration from Northern Illinois University. Board Committees: Audit Committee and Research, Innovation and Technology Committee. Age 60.

Key Qualifications, Experiences and Attributes: Christopher B. Begley’s past experience as the chairman and chief executive officer of Hospira, Inc., the world’s leading provider of injectable drugs and infusion technologies, and previously as the senior vice president of two Abbott divisions, provided him with extensive management experience at two multinational, publicly traded healthcare companies. In these senior leadership roles, Mr. Begley gained in-depth knowledge of the healthcare industry and strategies for developing and marketing products in this highly regulated area. He also gained significant experience in strategic planning, risk management and financial management. Mr. Begley’s experience has led our Board of Directors to determine that he is an “audit committee financial expert” as that term is defined in SEC rules. He serves, and has served for more than five years, as a director of other public companies, including service as chairman of the board.

Betsy J. Bernard, Director Since 2009

President of AT&T Corp. from October 2002 until her retirement in December 2003. From April 2001 to October 2002, Ms. Bernard was Chief Executive Officer of AT&T Consumer. Prior to joining AT&T, Ms. Bernard held senior executive positions with Qwest Communications International Inc., US WEST, Inc., AVIRNEX Communications Group and Pacific Bell. Ms. Bernard currently serves on the board of directors of Principal Financial Group, Inc. and as chairman of the board of Telular Corporation and she previously served on the board of directors of BearingPoint, Inc., URS Corporation and United Technologies Corporation. Ms. Bernard received a B.A. degree from St. Lawrence University, an MBA from Fairleigh Dickenson University and an M.S. in management from Stanford University’s Sloan Fellowship Program. Board Committees: Compensation and Management Development Committee and Corporate Governance Committee. Age 57.

Key Qualifications, Experiences and Attributes: Betsy J. Bernard’s past experience as president and chief executive officer of leading global telecommunications companies has provided her with expertise in financial management, brand management, marketing, enterprise sales, customer care, operations, product management, electronic commerce and acquisitions. She serves, and has served for more than 10 years, as a director of other public companies, including service as chairman of the board, and she has experience chairing the nominating and governance committees of other public companies.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

Directors and Nominees

Nominees for Director: 2013 — 2014 Term (continued)

Gail K. Boudreaux, Director Since 2012

Chief Executive Officer of UnitedHealthcare since January 2011 and Executive Vice President of UnitedHealth Group since May 2008. From 2005 to 2008, Ms. Boudreaux served as Executive Vice President External Operations for Health Care Services Corporation (“HCSC”), and prior to that served as President of Blue Cross and Blue Shield of Illinois, a division of HCSC. Before joining HCSC, Ms. Boudreaux held various positions at Aetna, including Senior Vice President, Aetna Group Insurance. Ms. Boudreaux earned a master's degree in business administration from Columbia Business School and a bachelor's degree in psychology from Dartmouth College. She serves as a director of Xcel Energy Inc. and previously served as a director of Genzyme Corporation. Board Committees: Compensation and Management Development Committee and Corporate Governance Committee. Age 52.

Key Qualifications, Experiences and Attributes: Gail K. Boudreaux’s service as the chief executive officer of UnitedHealthcare, and as an executive officer of UnitedHealth Group, a diversified Fortune 50 health and well-being company, carries the responsibility to manage a workforce of more than 50,000 employees. As a result, Ms. Boudreaux has gained significant experience in the management of a large, highly complex regulated enterprise and in the design and delivery of health benefits programs in an evolving healthcare landscape. Through more than 30 years of service in key leadership and senior management positions, Ms. Boudreaux has developed expertise in corporate strategy, financial analysis, risk management and governance. She serves, and has served for more than five years, as a director of other public companies as well as a director of several nonprofit, educational and healthcare organizations.

David C. Dvorak, Director Since 2007

President and Chief Executive Officer of the company since May 1, 2007. Prior to that, Mr. Dvorak served as Group President, Global Businesses and Chief Legal Officer from December 2005. From October 2003 to December 2005, Mr. Dvorak served as Executive Vice President, Corporate Services, Chief Counsel and Secretary, as well as Chief Compliance Officer. Mr. Dvorak was appointed Corporate Secretary in February 2003. He joined Zimmer in December 2001 as Senior Vice President, Corporate Affairs and General Counsel. Mr. Dvorak earned a B.S. in Business Administration (Finance) from Miami University (Ohio) and a J.D., magna cum laude, from Case Western Reserve University School of Law. He is chairman of the board of directors of AdvaMed. Age 49.

Key Qualifications, Experiences and Attributes: David C. Dvorak, our President and Chief Executive Officer, is primarily responsible for carrying out the strategic plans and policies established by the Board and for giving direction and leadership toward the achievement of our goals and objectives. Mr. Dvorak served as our Group President, Global Businesses and Chief Legal Officer before being promoted to his current positions. In his prior roles, Mr. Dvorak had responsibility for our Dental, Spine, Trauma and Surgical divisions and for our global legal affairs. In addition, during his tenure with us, he also has had global responsibility for business development, human resources, quality assurance, regulatory affairs, clinical affairs, corporate compliance, government affairs and public relations. Mr. Dvorak’s experience has given him in-depth knowledge of our global operations and significant experience in financial management, strategic planning, business integration and in dealing with the many regulatory aspects of our business. In addition, his position as chairman of the board of AdvaMed gives him a perspective broader than our own operations.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

Directors and Nominees

Nominees for Director: 2013 — 2014 Term (continued)

Larry C. Glasscock, Director Since 2001

Chairman of WellPoint, Inc. from November 2005 until his retirement in March 2010. Mr. Glasscock also served as President and Chief Executive Officer of WellPoint, Inc. from November 2004 (following the merger between Anthem, Inc. and WellPoint Health Networks Inc.) until his retirement from day-to-day operations in June 2007. Prior to Anthem’s merger with WellPoint Health Networks in November 2004, Mr. Glasscock had served as Anthem’s President and Chief Executive Officer since 2001 and also as Anthem’s Chairman since 2003. Mr. Glasscock earned a B.B.A. from Cleveland State University. He also completed the Commercial Bank Management Program at Columbia University. Mr. Glasscock is a director of Sprint Nextel Corporation, Simon Property Group, Inc. and Sysco Corporation and previously served as a director of WellPoint, Inc. Board Committees: Audit Committee and Corporate Governance Committee. Age 64.

Key Qualifications, Experiences and Attributes: Larry C. Glasscock’s past experience as chairman and chief executive officer of WellPoint, Inc., one of the nation’s leading health benefits companies, has provided him with in-depth knowledge of healthcare payment and reimbursement processes. His executive experience includes developing and implementing turnaround and growth strategies, designing enterprise risk management processes and developing talent and participating in successful leadership transitions. In addition, Mr. Glasscock also worked in financial services for over 20 years, where he developed financial and marketing skills, and in human resources for four years, where he gained a strong understanding of, and skills related to, compensation and benefits. Mr. Glasscock’s experience has led our Board of Directors to determine that he is an “audit committee financial expert” as that term is defined in SEC rules. He serves, and has served for more than 10 years, as a director of other public companies.

Robert A. Hagemann, Director Since 2008

Senior Vice President and Chief Financial Officer of Quest Diagnostics Incorporated since August 1998. Mr. Hagemann joined Corning Life Sciences, Inc., a subsidiary of Quest Diagnostics’ former parent company, Corning Incorporated, in 1992, where he held a variety of senior financial positions before being named Vice President and Corporate Controller of Quest Diagnostics in 1996. In March 2013, Mr. Hagemann announced that he will leave Quest Diagnostics effective May 31, 2013. Prior to joining Corning, Mr. Hagemann was employed by Prime Hospitality, Inc. and Crompton & Knowles, Inc. in senior financial positions. He was also previously employed by Arthur Young & Co., a predecessor company to Ernst & Young. Mr. Hagemann holds a B.S. in accounting from Rider University and an MBA from Seton Hall University. Board Committees: Audit Committee (Chair) and Research, Innovation and Technology Committee. Age 56.

Key Qualifications, Experiences and Attributes: Robert A. Hagemann’s experience as the chief financial officer of Quest Diagnostics, the world's leading provider of diagnostic information services that patients and doctors need to make better healthcare decisions, has given him financial management expertise, as well as significant experience in strategic planning, business development, business integration, operations, talent management and information technology. His experience as an executive in the healthcare industry and his financial accumen enable him to evaluate and understand the impact of business decisions on our financial statements and capital structure. Mr. Hagemann’s experience has led our Board of Directors to determine that he is an “audit committee financial expert” as that term is defined in SEC rules.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

Directors and Nominees

Nominees for Director: 2013 — 2014 Term (continued)

Arthur J. Higgins, Director Since 2007

Consultant, Blackstone Healthcare Partners of The Blackstone Group, since June 2010. Prior to that, Mr. Higgins served as Chairman of the Board of Management of Bayer HealthCare AG from January 2006 to May 2010 and Chairman of the Bayer HealthCare Executive Committee from July 2004 to May 2010. Prior to joining Bayer HealthCare in 2004, Mr. Higgins served as Chairman, President and Chief Executive Officer of Enzon Pharmaceuticals, Inc. from 2001 to 2004. Prior to that, Mr. Higgins spent 14 years with Abbott Laboratories, most recently as President of the Pharmaceutical Products Division from 1998 to 2001. He is a past member of the board of directors of the Pharmaceutical Research and Manufacturers of America (PhRMA), a past member of the Council of the International Federation of Pharmaceutical Manufacturers and Associations (IFPMA) and past President of the European Federation of Pharmaceutical Industries and Associations (EFPIA). Mr. Higgins is a director of Resverlogix Corp. and Ecolab Inc. He graduated from Strathclyde University, Scotland and holds a B.S. in biochemistry. Board Committees: Compensation and Management Development Committee (Chair) and Research, Innovation and Technology Committee. Age 57.

Key Qualifications, Experiences and Attributes: Arthur J. Higgins has extensive senior leadership experience in the global healthcare market. Through leadership positions with large healthcare developers and manufacturers in both the United States and Europe, he has gained deep knowledge of the healthcare market and the strategies for developing and marketing products in this highly regulated area. This knowledge and industry background allow him to provide valuable insight to our growing healthcare business. In addition, his perspective gained from years of operating global businesses and his background in working with high growth companies fit well with our own plans for global growth and provide him experiences from which to draw to advise us on strategies for sustainable growth. Through his role as chief executive officer of the healthcare operations of a global enterprise with competencies in healthcare, nutrition and high-tech materials, he also gained significant exposure to enterprise risk management as well as quality and operating risk management necessary in a highly regulated industry such as healthcare. Mr. Higgins’ experience has led our Board of Directors to determine that he is an “audit committee financial expert” as that term is defined in SEC rules.

John L. McGoldrick, Director Since 2001 and Non-Executive Chairman since 2007

Special Advisor, International AIDS Vaccine Initiative (“IAVI”) since September 2009. Senior Vice President, External Strategy Development, IAVI, from May 2006 until September 2009. Chairman, Governor’s Higher Education Council, since April 2011. Chairman, Association of State Colleges and Universities (NJ) from January 2009 until June 2011. Previously, Mr. McGoldrick served as Executive Vice President of Bristol-Myers Squibb Company from October 2005 until his retirement in April 2006. He held the position of Executive Vice President and General Counsel of Bristol-Myers Squibb from January 2000 to October 2005. Prior to that, he held the position of Senior Vice President, General Counsel from January 1995 and President, Medical Devices Group from December 1998 to January 2000. Previously, Mr. McGoldrick was a Senior Partner with the law firm of McCarter & English. He is a graduate of Harvard College and the Harvard Law School. Board Committees: Audit Committee, Corporate Governance Committee (Chair) and Research, Innovation and Technology Committee. Age 72.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

Directors and Nominees

Nominees for Director: 2013 — 2014 Term (continued)

Key Qualifications, Experiences and Attributes: John L. McGoldrick’s past legal and executive experience, including legal and executive positions with our former parent company, a major pharmaceutical company, has provided him with in-depth knowledge of the issues surrounding healthcare companies such as ours. In particular, he also oversaw the medical devices group of our former parent which provided him with extensive knowledge and understanding of our business and our industry. Mr. McGoldrick’s experience has led our Board of Directors to determine that he is an “audit committee financial expert” as that term is defined in SEC rules.

Cecil B. Pickett, Ph.D., Director Since 2008

President, Research and Development of Biogen Idec Inc. from September 2006 until his retirement in October 2009. Prior to joining Biogen Idec, Dr. Pickett held several senior R&D positions, including Corporate Senior Vice President of Schering-Plough Corp. and President of Schering-Plough Research Institute. Prior to joining Schering-Plough, he held several senior R&D positions at Merck & Co. Dr. Pickett received his B.Sc. in biology from California State University at Hayward and his Ph.D. in cell biology from University of California at Los Angeles. He is also a member of the Institute of Medicine of The National Academy of Sciences. Dr. Pickett previously served as a director of Biogen Idec. Board Committees: Compensation and Management Development Committee and Research, Innovation and Technology Committee (Chair). Age 67.

Key Qualifications, Experiences and Attributes: Dr. Cecil B. Pickett’s past experience in research and development, including serving in senior R&D positions at Biogen Idec, a leading global biotechnology company, and two leading global pharmaceutical companies, Schering-Plough and Merck & Co., has provided him with knowledge of the innovation process and how to develop and market products in the highly regulated healthcare industry. Dr. Pickett’s scientific background allows him to give informed views on our own research and development efforts and processes.

Current Director Whose Term Expires at the Annual Meeting

Marc N. Casper, Director Since 2009

President and Chief Executive Officer of Thermo Fisher Scientific Inc. (“Thermo Fisher”) since October 2009. Mr. Casper served as Executive Vice President and Chief Operating Officer of Thermo Fisher from May 2008 until he was named President and Chief Executive Officer. Following the merger of Thermo Electron Corporation and Fisher Scientific International Inc. in November 2006 until he was named Chief Operating Officer in May 2008, Mr. Casper served as Executive Vice President of Thermo Fisher and President of its Analytical Technologies businesses. From December 2003 to November 2006, Mr. Casper served as Senior Vice President of Thermo Electron Corporation. He earned an MBA with high distinction from Harvard Business School and received a B.A. in economics from Wesleyan University. Mr. Casper is a director of Thermo Fisher and previously served as a director of The Advisory Board Company. Board Committees: Compensation and Management Development Committee and Corporate Governance Committee. Age 45.

Unless otherwise instructed, the persons named as proxies will vote all proxies received for the election of each of the nominees.

The Board of Directors unanimously recommends that you vote FOR each of the nine nominees for director.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

PROPOSAL NO. 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Board of Directors is committed to excellence in corporate governance and recognizes the interest our stockholders have expressed with respect to our executive compensation program. As a part of that commitment, and in accordance with Section 14A of the Exchange Act, our stockholders are being asked to approve, on an advisory basis, the compensation of our named executive officers as reported in this proxy statement. This proposal, commonly known as a “Say on Pay” proposal, gives stockholders the opportunity to endorse or not endorse our executive compensation program for the named executive officers for 2012.

Last year, more than 93% of the stockholders who voted on our Say on Pay proposal voted in favor of the proposal. This is an increase of nearly 50% from the 2011 results, when approximately 63% of the votes cast supported our Say on Pay proposal. We believe the increased level of support last year reflects ongoing stockholder outreach efforts and the significant changes made to our executive compensation programs since 2011, some of which are described below.

Our core compensation philosophy remains unchanged from prior years in many ways with a combination of base salary, annual cash incentives and long-term equity-based incentives. In addition, the Compensation and Management Development Committee of the Board of Directors emphasizes the achievement of performance goals that will drive the success of our business and, in turn, increase stockholder value on a long-term, sustainable basis. As explained more fully in the Compensation Discussion and Analysis section of this proxy statement (“CD&A”), the committee took specific actions over the past two years to achieve these objectives, including making the following changes:

Changes in our Executive Compensation Program since 2011
Annual Incentive Plan	Long-Term Incentive Plan
— Eliminated duplication of performance goals with long-term plan	— Lengthened performance measurement period from one year to three years
— Increased emphasis on performance of executives’ specific business unit or geographic area of responsibility	— Selected a performance measure, internal total shareholder return, that aligns with this longer time horizon
— Decreased emphasis on adjusted earnings per share and free cash flow	— Tied vesting of a portion of the award to our total shareholder return relative to peers
— Set more challenging threshold performance goals	— Moderated the target positioning

We have also adopted policies, including our stock ownership guidelines, executive compensation recoupment policy and prohibitions against hedging and pledging company securities, to ensure long-term focus and appropriate levels of risk-taking by our executive officers. Each of these policies is described in more detail in the CD&A.

The Board of Directors believes that our executive compensation program is designed to meet the objectives discussed in the CD&A. Accordingly, the Board recommends that stockholders vote in favor of the following resolution:

“RESOLVED, that the stockholders of Zimmer Holdings, Inc. approve, on an advisory basis, the compensation of the company’s named executive officers, as disclosed in this proxy statement pursuant to the SEC’s executive compensation disclosure rules, including the CD&A, the compensation tables and narrative disclosures.”

As an advisory vote, this proposal is not binding on the company, the Board or the Compensation and Management Development Committee, and will not be construed as overruling a decision by the company, the Board or the committee or creating or implying any additional fiduciary duty for the company, the Board or the committee. However, the committee and the Board value the opinions expressed by stockholders in their vote on this proposal and, as they have the last two years, will consider the outcome of the “Say on Pay” vote when making future executive compensation decisions.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

The Board has adopted a policy providing for annual Say on Pay advisory votes. Accordingly, the next Say on Pay vote will occur in 2014.

The Board of Directors unanimously recommends that you vote FOR the advisory resolution approving the compensation of our named executive officers.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

PROPOSAL NO. 3:  RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed PwC to serve as our independent registered public accounting firm for 2013. PwC has served as our independent registered public accounting firm since 2001.

If stockholders do not ratify the selection of PwC, the Audit Committee will consider any information submitted by stockholders in connection with the selection of the independent registered public accounting firm for the next year. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes such a change would be in our best interest and the best interest of our stockholders.

Representatives of PwC attended all meetings of the Audit Committee in 2012. We expect that a representative of PwC will be at the annual meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table shows the fees that we paid or accrued for audit and other services provided by PwC for the years 2012 and 2011. All of the services described in the following fee table were approved in conformity with the Audit Committee’s pre-approval process, described below.

	2012	2011
Audit Fees (1)	$4,195,000	$4,276,000
Audit-Related Fees (2)	50,000	85,000
Tax Fees (3)	110,000	78,000
All Other Fees (4)	8,000	8,000

Total Fees	$4,363,000	$4,447,000

(1)	This category includes the audit of our annual financial statements, the audit of our internal control over financial reporting, the review of interim financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those years. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements and statutory audits required by non-U.S. jurisdictions.

(2)	This category consists of assurance and related services provided by PwC that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include attest services related to non-statutory financial reporting outside the U.S., employee benefit plan audits, accounting research and consultation and restructuring-related statutory reports for various countries.

(3)	This category consists of tax services provided by PwC for tax compliance, tax advice and tax planning.

(4)	This category consists primarily of software license fees in connection with statutory audits in non-U.S. jurisdictions.

Audit Committee Pre-Approval of Services of Independent Registered Public Accounting Firm

The Audit Committee has adopted a policy for pre-approval of audit and permitted non-audit services by our independent registered public accounting firm. The Audit Committee will consider annually and, if appropriate, pre-approve the provision of audit and permitted non-audit services. The Audit Committee will also consider on a case-by-case basis and, if appropriate, pre-approve specific services that are not otherwise pre-approved. Any proposed engagement that does not fit within the definition of a pre-approved service may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Chairman of the Audit Committee between regular meetings. The Audit Committee Chairman has the delegated authority to pre-approve such services up to a specified aggregate fee amount. These pre-approval decisions are reported to the full Audit Committee at its next scheduled meeting.

The Board of Directors unanimously recommends that you vote FOR ratification of the appointment of PwC as our independent registered public accounting firm for 2013.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

PROPOSAL NO. 4: APPROVAL OF THE AMENDED

ZIMMER HOLDINGS, INC. EXECUTIVE PERFORMANCE INCENTIVE PLAN

The Zimmer Holdings, Inc. Executive Performance Incentive Plan (the “EPIP”) is the plan we have used since 2001 to create annual cash incentive opportunities for key executives tied to the achievement of goals set for objective performance measures. For a description of how the EPIP operates in practice, including a discussion of target award percentages, performance measures and weightings, target and actual performance, payout curves and actual payouts, see “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis – Executive Compensation for 2012 – Annual Cash Incentives” beginning on page 41. The number of executives currently eligible to participate in the EPIP is approximately ten. Amounts paid to the named executive officers under the EPIP for 2012, 2011 and 2010 are reported in the Summary Compensation Table in the Non-Equity Incentive Plan Compensation column.

At the 2013 annual meeting, we are requesting that stockholders approve, as a whole, the amended EPIP, which was approved by the Board on February 22, 2013, subject to stockholder approval. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), requires that stockholders approve the material terms of the EPIP at least every five years. Therefore, we are asking stockholders to approve the EPIP in order to satisfy Code Section 162(m) and to make certain changes to the EPIP. The EPIP was most recently approved by stockholders at the 2008 annual meeting. As proposed for approval, with the exception of two new performance measures (quality measures and regulatory compliance measures), clarification of several definitions and extension of the term, the EPIP is substantially the same as the version approved by stockholders in 2008. The copy of the EPIP included in this proxy statement as Appendix A is marked to show all of the differences between the version of the EPIP approved by stockholders in 2008 and the version of the amended EPIP proposed to be voted on at the meeting.

Code Section 162(m) limits the deductibility of cash incentive compensation paid to the company’s Chief Executive Officer and certain other executive officers, unless the plan under which the compensation is paid meets specified criteria. Briefly, to ensure that performance–based cash incentives paid under the EPIP are fully deductible, Code Section 162(m) requires:

—	amounts to be paid pursuant to an objective formula;

—	certification by the Compensation and Management Development Committee that the performance goals in the formula have been satisfied; and

—	that stockholders have approved the material terms of the EPIP.

The following description is only a summary of the EPIP as it is proposed to be amended and is qualified in its entirety by reference to its full text, a copy of which is included in this proxy statement as Appendix A. Stockholders should read the entire plan.

Purpose of the EPIP

The purpose of the EPIP is to promote our interests and the interests of our stockholders by providing annual opportunities for additional cash compensation as incentives to key executives who contribute materially to our success.

Administration

The EPIP is administered under the supervision of the Board of Directors through its Compensation and Management Development Committee. The committee has the discretion to increase an award up to the maximum amount discussed below or to reduce an award to any amount, including zero, that is below the computed amount of the award, except that the committee does not have discretion to increase an award with respect to any participant who is, or may reasonably be expected to be, subject to Code Section 162(m).

Each year the committee selects the key executives who will be participants in the EPIP for that year. The committee also approves the amount of the award, chooses the performance measures, sets specific goals for the performance measures and certifies whether, and the extent to which, the goals have been achieved prior to payout.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

Performance Measures

The performance measures that may be used must be one or more of the following, either reported or adjusted (as defined in the EPIP), and either individually, alternatively or in any combination:

— Net sales	— Total stockholder return
— Revenue	— Expense reduction
— Gross profit	— Debt or net debt reduction
— Operating profit	— Return on equity
— Net earnings	— Return on assets or net assets
— Earnings per share	— Return on capital or invested capital
— Profit margin (gross, operating or net)	— Return on operating profit
— Cash flow, net cash flow or free cash flow	— Quality measures
— Acquisition integration synergies	— Regulatory compliance measures
— Acquisition integration milestone achievements	— Earnings before interest and taxes
— Stock price performance	— Earnings before interest, taxes, depreciation and amortization

The targets for these performance measures may be set at a specific level or growth rate or may be expressed in relation to the comparable measure of comparison companies or a defined index. Any targets or performance measures may be applied to the company or any of its subsidiaries or divisions.

The committee also determines whether a percentage of an award must or may be deferred and, if so, the fund or funds to serve as the measure of earnings or losses on the deferred portion, which may include a fixed income fund, an equity fund and any other funds that may be selected for this purpose.

After the beginning of the year, the committee may add a participant due to promotion or new employment and make an award to the new participant for the remainder of the year.

Limitations

The amount of the award paid to any single participant cannot exceed 400% of his or her base salary determined at the beginning of the year.

An executive will cease to be a participant if he or she separates from service for any reason and must be employed by us on the final payment date to receive payment. If the separation of service occurs as a result of death, disability (as defined in the EPIP) or retirement (as defined in the EPIP), the participant or the participant’s beneficiary, as applicable, will be eligible, at the committee’s discretion, to receive a pro-rated portion of an award based upon eligible earnings paid to the participant in such year.

Recovery or Forfeiture

We may seek recovery of all or a portion of an award if: (1) the amount of award was calculated on the basis of financial results that were subsequently restated; (2) the participant engaged in intentional misconduct that caused or contributed to the need for the restatement; and (3) the amount of the award calculated using the restated results is lower than the amount actually paid.

Awards are also subject to forfeiture as may be required to comply with applicable law or stock exchange listing standards or any policies we adopt to implement such requirements, including our executive compensation recoupment policy described on page 51.

Amendment or Discontinuance

The Board may alter, amend, suspend or discontinue the EPIP subject to any requirements to obtain stockholder approval under applicable law, including Code Section 162(m).

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

Plan Benefits

The amount of each participant’s award under the EPIP will be subject to the attainment of performance goals set by the committee and will be subject to the committee’s right to increase or reduce such amount as described above. Accordingly, it is not possible to determine at this time the amounts that will be awarded under the EPIP to any participant for any future year’s performance. For the amounts actually awarded under the EPIP for 2012 performance, see the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table, and for the EPIP incentive opportunity for 2012, see the Grants of Plan-Based Awards in 2012 table.

The Board of Directors unanimously recommends that you vote FOR approval of the amended Zimmer Holdings, Inc. Executive Performance Incentive Plan.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

PROPOSAL NO. 5:  APPROVAL OF THE AMENDED

ZIMMER HOLDINGS, INC. 2009 STOCK INCENTIVE PLAN

On February 22, 2013, the Board of Directors approved an amended Zimmer Holdings, Inc. 2009 Stock Incentive Plan (the “2009 Plan”) and directed that the amended 2009 Plan be submitted to stockholders for approval at the annual meeting.

Proposed Changes

The 2009 Plan as proposed to be amended includes the following changes:

—	increases the number of shares available for issuance pursuant to awards under the plan by 3.7 million shares;

—	increases the ratio by which full value awards count against the share reserve from 2:1 to 2.37:1;

—	extends the term of the plan to May 31, 2020;

—	sets separate limits on the number of stock options and the number of full value awards that may be granted to an individual participant in a given year;

—	clarifies the effect of plans operated by acquired companies;

—	adds internal total shareholder return (derived from operating profit growth and free cash flow yield) to the list of qualifying performance criteria;

—

provides that cash dividends paid with respect to restricted stock that is subject to qualifying performance criteria will be retained by the company and will be subject to the same restrictions as the underlying restricted stock; and

—	adds provisions intended to promote compliance with legal requirements, including Section 10D of the Exchange Act, which requires forfeiture or recovery of compensation in certain circumstances.

The copy of the 2009 Plan included in this proxy statement as Appendix B is marked to show all of the proposed amendments to the 2009 Plan.

Purpose and Available Shares Analysis

The purpose of the 2009 Plan is to promote the success and enhance the value of the company by linking the personal interests of our employees to those of our stockholders and by providing employees with long-term incentives for outstanding performance. The 2009 Plan is further intended to provide flexibility for us to motivate, attract and retain the services of employees who will be largely responsible for our long-term performance, growth and financial success. As discussed below under “EXECUTIVE COMPENSATION – Compensation Discussion and Analysis,” the Compensation and Management Development Committee seeks to utilize our executive compensation programs effectively to drive the long-term financial performance of the company and align executives’ interests with those of stockholders through equity-based incentives and stock ownership guidelines that facilitate a culture of ownership. The committee believes that when the actual pay of the executives is dependent upon our financial and stock price performance, the interests of the executives are better aligned with those of our stockholders.

At its meeting in February 2013, the Compensation and Management Development Committee reviewed the fact that the number of shares remaining available for future grants under the 2009 Plan, which was approximately 6.9 million shares as of December 31, 2012, would likely be insufficient to make awards of equity-based compensation after 2014 having the same value that typically have been awarded as part of annual grants to our executives and other employees during prior years. Under the plan’s current fungible share pool design, two shares are subtracted from the available share pool for every restricted stock unit (“RSU”) granted, and one share is deducted for every stock option granted. Since the 2009 Plan was approved by stockholders in May 2009, we have granted equity awards representing a total of:

—	in 2012, approximately 2.4 million shares, which resulted in a reduction in the number of shares remaining available for future awards of approximately 3.1 million shares;

—	in 2011, approximately 2.3 million shares, which resulted in a reduction in the number of shares remaining available for future awards of approximately 2.9 million shares; and

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

—

from May 2009 through December 31, 2010, approximately 2.9 million shares, which represented a reduction in the number of shares remaining available for future awards of approximately 3.7 million shares.

In setting the number of additional shares to be available for issuance under the amended 2009 Plan, subject to stockholder approval, we reviewed a preliminary assessment based on Institutional Shareholder Services Inc.’s (“ISS”) methodology for evaluating equity compensation plan proposals and considered the following:

—	Our three-year average burn rate (a measure of our use of equity compensation) as of December 31, 2012 was well below the 2013 ISS-prescribed allowable cap applicable to our industry of 5.09%.

—

The cost of our equity compensation program expressed in terms of ISS’s “shareholder value transfer” was lower than the allowable cap of 7% that ISS has applied to us based on our industry and company-specific factors.

—

The number of shares subject to outstanding awards under existing equity grants (commonly referred to as the “overhang”) as of December 31, 2012 was approximately 18.1 million shares, representing approximately 10.9% of our outstanding shares of common stock as of March 8, 2013.

—

Over the last three fiscal years (2010-2012), we have repurchased approximately 35.7 million shares of our common stock, representing approximately 21.4% of our shares outstanding as of March 8, 2013, which reduces the dilution attributable to our equity grants.

Based on these considerations, an additional 3.7 million shares are being proposed to be made available for issuance under the 2009 Plan, which the Compensation and Management Development Committee believes represents an appropriate increase at this time.

Considering that awards under the 2009 Plan will be subject to the discretion of the Compensation and Management Development Committee, and the fact that, if the amended 2009 Plan is approved by stockholders, full-value awards, such as RSUs, under the plan will reduce the number of shares remaining available for grant by 2.37 shares for each share or unit granted, we cannot calculate the amount and timing of subsequent dilution that may ultimately result from such awards. It also is not possible to predict with complete accuracy the number of years over which the shares available for future grants, including the additional shares to be made available pursuant to the amendments to the 2009 Plan, will be utilized. If approximately the same number of shares granted in 2012 is awarded in 2013 and future years, we believe that the number of shares available under the 2009 Plan, following amendment, would be sufficient for grants through 2015. This could change based on actual award activity, which is in the discretion of the Compensation and Management Development Committee.

As discussed above and in “EXECUTIVE COMPENSATION–Compensation Discussion and Analysis,” the Compensation and Management Development Committee believes that the ability to provide equity compensation to our executives and other employees has been, and will continue to be, essential to our ability to continue to attract, retain and motivate talented employees. The committee believes that equity-based compensation is a key feature of a competitive compensation program. Further, equity-based compensation awards help align our employees’ interests with those of our stockholders.

Administration

The 2009 Plan is administered by the Board of Directors through its Compensation and Management Development Committee, which is composed entirely of independent directors who are intended to meet the criteria of “outside director” under Code Section 162(m) and “non-employee director” under Section 16 of the Exchange Act. The committee selects the employees who receive awards, the form of those awards and all terms and conditions of the awards. The committee also certifies the level of attainment of performance targets.

Eligibility; Forms of Awards

Awards may be granted only to employees of the company, including its subsidiaries and affiliates. The number of employees eligible to participate in the 2009 Plan is approximately 9,000. The committee may grant incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, RSUs, performance units and performance shares under the 2009 Plan.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

Shares Authorized; Fungible Share Pool

If the amended 2009 Plan is approved by stockholders, the total number of shares which may be issued under the 2009 Plan would be increased by 3.7 million shares. The number of shares available for awards under the 2009 Plan would be equal to the sum of the following: (1) 8,700,000 shares, plus (2) 6,682,573 shares (the aggregate number of shares that remained available for issuance under the Zimmer Holdings, Inc. 2006 Stock Incentive Plan and the Zimmer Holdings, Inc. TeamShare Stock Option Plan (the “Prior Plans”) as of the effective date of the 2009 Plan), and (3) the aggregate number of shares underlying outstanding awards under the Prior Plans as of the effective date of the 2009 Plan that terminate or expire or are cancelled or forfeited during the term of the 2009 Plan without having been exercised or fully vested.

Each option or stock appreciation right granted under the 2009 Plan reduces the number of shares available for grant by one share for every one share granted. If the amended 2009 Plan is approved by stockholders, beginning May 7, 2013, each award granted under the amended 2009 Plan that may result in the issuance of our common stock, other than an option or stock appreciation right, will reduce the number of shares available for grant by 2.37 shares for every one share granted.

No more than 1,000,000 shares may be issued pursuant to incentive stock option awards. As proposed to be amended, no individual participant may be granted, in any single calendar year, stock options and/or stock appreciation rights to purchase more 500,000 shares of common stock, and no individual participant may be granted, in any single calendar year, restricted stock, RSUs, performance units and/or performance shares representing more than 250,000 shares of common stock.

Qualifying Performance Criteria

Awards of performance shares and performance units will be, and any other type of award (except incentive stock options) in the discretion of the committee may be, contingent upon achievement of qualifying performance criteria. The committee will determine the specific targets for the selected qualifying performance criteria. For awards that are intended to qualify for exemption from the limitation on deductibility imposed by Code Section 162(m), the targets will be established within the required time period. Following the applicable performance period, the committee will determine the extent to which the criteria have been achieved and the corresponding level to which vesting requirements have been satisfied and will certify these determinations in writing.

The qualifying performance criteria will be based on one or more of the following measures: net sales; revenue; gross profit; operating profit; net earnings; earnings per share; profit margin (gross, operating or net); cash flow, net cash flow or free cash flow; acquisition integration synergies; acquisition integration milestone achievements; stock price performance; total shareholder return; internal total shareholder return (derived from operating profit growth and free cash flow yield); expense reduction; debt or net debt reduction; or financial return ratios. These measures may be based on the company as a whole or on a business unit, affiliate or subsidiary, either individually, alternatively or in any combination, as determined by the committee.

Stock Options and Stock Appreciation Rights

Stock options awarded may be either incentive stock options or nonqualified stock options. Options will expire no later than 10 years after the date of grant and may not be exercised prior to one year following the date of grant unless otherwise determined by the committee. The exercise price of stock options may not be less than the fair market value of common stock on the date of grant. The committee may establish other vesting or performance requirements which must be met prior to the exercise of the stock options. Stock options may be granted in tandem with stock appreciation rights.

Restricted Stock and RSU Awards

The committee may also grant shares of restricted stock or RSUs that are subject to the continued employment of the employee and may also be subject to performance criteria at the discretion of the committee. Generally, if the employee’s employment terminates prior to the completion of the specified employment or the attainment of the specified performance goals, the awards will lapse. The committee may provide for a pro-rated attainment of time-based restrictions.

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Generally, an award will not vest during a period less than one year following the date of the award unless the committee determines otherwise. During the restriction period, unless the committee determines otherwise, an employee who holds restricted stock will be entitled to vote the shares and to receive cash dividends, if any are declared. Cash dividends paid with respect to restricted stock that is subject to the satisfaction of targets for qualifying performance criteria will be retained by us during the restriction period and will be subject to the same restrictions as the underlying restricted stock. An employee who holds RSUs will have none of the rights of a stockholder until the restriction period has ended and shares of common stock have been issued.

Long-Term Performance Awards

The committee may grant performance units or performance shares. Performance units entitle the employee to receive a specified dollar value, variable under conditions specified in the award, if the performance objectives specified in the award are achieved and other terms and conditions are satisfied. Performance shares entitle the employee to receive a specified number of shares of common stock, or the equivalent cash value, if the objectives specified in the award are achieved and other terms are satisfied.

Adjustments

The number, class and price of stock options and other awards are subject to appropriate adjustment in the event of certain changes in our common stock, including stock dividends, stock splits, recapitalizations, reorganizations, corporate separation or division, mergers, consolidations, split-ups, combinations or exchanges of shares and similar transactions.

Change in Control

Unless the committee otherwise expressly provides in the agreement relating to an award, in the event an employee’s employment with us terminates pursuant to a qualifying termination (as defined in the 2009 Plan) during the three-year period following a change in control (as defined in the 2009 Plan): (1) all of the employee’s outstanding options will become immediately fully vested and exercisable and (2) all time-based restrictions imposed under awards of restricted stock and RSUs will immediately lapse.

If we undergo a change in control during the award period applicable to an award that is subject to the achievement of performance criteria, unless the committee otherwise expressly provides in the agreement relating to an award, the number of shares or units deemed earned will be the greater of (1) the target number of shares or units specified in the employee’s award agreement or (2) the number of shares or units that would have been earned by applying the qualifying performance criteria specified in the award agreement to our actual performance from the beginning of the applicable award period to the date of the change in control.

In addition, in the event of a change in control, the committee may (1) determine that outstanding options will be assumed by, or replaced with comparable options by, the surviving corporation and that outstanding awards will be converted to similar awards of the surviving corporation, or (2) take such other actions with respect to outstanding options and awards as the committee deems appropriate.

Amendment of the Plan

The Board of Directors may amend or suspend the 2009 Plan at any time and from time to time; provided, however, that, except in connection with a corporate transaction involving us (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding awards may not be amended, without stockholder approval, to reduce the exercise price of outstanding options or stock appreciation rights or to cancel outstanding options or stock appreciation rights in exchange for cash, other awards, or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights; and provided, further, that the Board of Directors shall submit for stockholder approval any amendment (other than an amendment pursuant to the adjustment provisions described above) required to be submitted for stockholder approval by law, regulation or applicable stock exchange requirements or that otherwise would: (1) increase the

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maximum stock award levels described above; (2) reduce the price at which stock options may be granted to below fair market value on the date of grant; (3) extend the term of the 2009 Plan; or (4) change the class of persons eligible to be participants.

Employees Based Outside the U.S.

The 2009 Plan provides that the committee may modify the terms and conditions of awards granted to employees who are employed outside the United States in order to comply with provisions of laws in other countries in which we operate or have employees.

U.S. Federal Income Tax Consequences

The U.S. federal income tax consequences arising with respect to awards granted under the 2009 Plan will depend on the type of the award. The following provides only a general description of the application of federal income tax laws to certain awards under the 2009 Plan. This discussion is intended for the information of stockholders considering how to vote at the meeting and not as tax guidance to employees, as the consequences may vary with the types of awards made, the method of payment or settlement and other factors. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws.

From the employees’ standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash or delivery of actual shares of common stock (for example, upon exercise of nonqualified stock options). Future appreciation on shares of common stock held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares of common stock are sold. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the employee, and we will not be entitled to any tax deduction in respect of capital gain income recognized by the employee.

Exceptions to these general rules may arise under the following circumstances: (1) if shares of common stock, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment-, service-, or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses (unless the employee makes a special election to ignore the risk of forfeiture); (2) if an employee is granted an option that qualifies as an “incentive stock option,” no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares of common stock acquired upon exercise of such option are held more than the longer of one year from the date of exercise and two years from the date of grant; (3) we will not be entitled to a tax deduction for compensation attributable to awards granted to certain of our most highly compensated executive officers, if and to the extent such compensation does not qualify as “performance-based compensation” under Code Section 162(m), and such compensation, along with any other non-performance-based compensation paid in the same calendar year, exceeds $1 million; and (4) an award may be taxable to the employee at 20 percentage points above ordinary income tax rates at the time it becomes vested, plus interest at the underpayment rate plus one percentage point, even if that is prior to the delivery of the cash or common stock in settlement of the award, if the award constitutes “deferred compensation” under Code Section 409A, and the requirements of Code Section 409A are not satisfied.

Code Section 162(m) generally disallows a publicly held corporation’s tax deduction for compensation paid to certain of its most highly compensated executive officers in excess of $1,000,000 in any year. Compensation that qualifies as performance-based compensation is excluded from the $1,000,000 deductibility cap and therefore remains fully deductible. We intend that options and stock appreciation rights granted at the fair market value of the common stock on the date of grant will qualify as performance-based compensation. Performance shares, performance units, restricted stock and RSUs granted under the 2009 Plan will only qualify as performance-based compensation when the committee conditions such grants on the achievement of specific performance goals in accordance with the requirements of Code Section 162(m).

The 2009 Plan provides that we have the right to require the recipient of any award under the 2009 Plan to pay to us an amount necessary for us to satisfy our obligation to pay the minimum required federal, state or local income tax, Federal Insurance Contribution Act tax, social insurance tax or other required withholding amount applicable to the employee with respect to such award. We may, to the extent permitted by law, withhold from

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other amounts payable to the employee an amount necessary to satisfy these obligations. Unless the committee determines otherwise, an employee may satisfy the withholding obligation by having shares retained or by delivering shares having a value sufficient to cover such obligations.

Incorporation by Reference

The above description is only a summary of the 2009 Plan as proposed to be amended and is qualified in its entirety by reference to the full text, a copy of which is included in this proxy statement as Appendix B.

Plan Benefits

The grant of awards under the 2009 Plan is entirely within the discretion of the Compensation and Management Development Committee. It is currently not possible for us to determine the benefits or amounts that will be awarded in the future under the 2009 Plan. The closing price of our common stock on March 8, 2013 was $75.40. See “Plan Benefits” below for a description of awards made under the 2009 Plan in 2012.

The Board of Directors unanimously recommends that you vote FOR approval of the amended Zimmer Holdings, Inc. 2009 Stock Incentive Plan.

PLAN BENEFITS

The following table sets forth the awards received by or allocated to the persons and groups listed under the 2009 Plan for 2012.

Name and Position	Number of securities underlying nonqualified stock options granted	Number of securities underlying all other awards granted
David C. Dvorak President and Chief Executive Officer	184,230	85,545
James T. Crines Executive Vice President, Finance and Chief Financial Officer	66,255	30,765
Jeffery A. McCaulley President, Zimmer Reconstructive	59,470	27,615
Bruno A. Melzi Chairman, Europe, Middle East and Africa	55,755	25,890
Jeffrey B. Paulsen(1) Group President, Global Businesses	54,945	25,515
All current executive officers as a group(2)	540,140	241,455
All current directors who are not executive officers as a group	—	—
All employees, including all current officers who are not executive officers, as a group	1,178,922	430,005

(1)	Mr. Paulsen’s employment terminated effective March 20, 2013.

(2)	Includes securities underlying awards granted to Mr. Paulsen.

OTHER MATTERS

We do not know of any other matters that will be considered at the annual meeting. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of January 4, 2013 by each non-employee director, each of the executives named in the Summary Compensation Table and all directors and executive officers as a group.

	Common Stock Beneficially Owned (1)
Beneficial Owner	Total Shares Owned(2)		Shares Acquirable in 60 Days(3)	Deferred Share Units(3)	Percent of Class
(a)	(b)		(c)	(d)	(e)
Non-Employee Directors
Christopher B. Begley	188		0	188	*
Betsy J. Bernard	6,127		2,287	3,840	*
Gail K. Boudreaux	95		0	95	*
Marc N. Casper	6,127		2,287	3,840	*
Larry C. Glasscock	20,859	(4)	13,438	7,381	*
Robert A. Hagemann	7,748		3,664	4,084	*
Arthur J. Higgins	8,119		4,105	4,014	*
John L. McGoldrick	24,174		4,733	8,109	*
Cecil B. Pickett, Ph.D.	8,347		3,664	4,683	*

Named Executive Officers
David C. Dvorak	1,094,540		976,703	0	*
James T. Crines	453,058		403,128	0	*
Jeffery A. McCaulley	178,525		158,857	0	*
Bruno A. Melzi	329,885		318,880	0	*
Jeffrey B. Paulsen(5)	60,246		54,514	0	*

All directors and executive officers as a group (18 persons)(6)	2,713,933		2,383,886	36,234	1.6%

*	Less than 1.0%

(1)	Unless otherwise noted, shares are owned directly or indirectly with sole voting and dispositive power. None of the shares owned by our directors and executive officers have been pledged as security.

(2)	Includes shares owned directly and indirectly, shares acquirable in 60 days (column (c)), deferred share units (column (d)) and the following restricted shares, which are subject to vesting requirements: Mr. McCaulley — 5,757; and all directors and executive officers as a group — 5,757.

(3)	A beneficial owner of stock is a person who has sole or shared voting power, meaning the power to control voting decisions, or sole or shared investment power, meaning the power to cause the sale of the stock. A person is also considered the beneficial owner of shares as to which the person has the right to acquire beneficial ownership (within the meaning of the preceding sentence) within 60 days. For this reason, column (c) includes exercisable stock options, stock options that became exercisable within 60 days after January 4, 2013, shares underlying RSUs that settled within 60 days after January 4, 2013 and vested RSUs held by directors that would be settled in shares of our common stock within 60 days at the discretion of the director (e.g., upon retirement). Similarly, column (d) includes deferred share units held by directors that would be settled in shares of our common stock within 60 days at the discretion of the director. The table does not include stock options or RSUs held by executive officers that vest more than 60 days after January 4, 2013. It also does not include vested RSUs held by directors that are subject to mandatory deferral of settlement until May 2013 or later.

(4)	Includes 40 shares held in a trust with respect to which Mr. Glasscock shares voting authority with the trustee.

(5)	Mr. Paulsen’s employment terminated effective March 20, 2013.

(6)	Includes shares beneficially owned by Mr. Paulsen.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information concerning each person (including any group) known to us to beneficially own more than five percent (5%) of our common stock as of March 8, 2013. Unless otherwise noted, shares are owned directly or indirectly with sole voting and investment power.

Name and Address of Beneficial Owner	Total Number of Shares Owned	Percent of Class
BlackRock, Inc.(1) 40 East 52nd Street New York, NY 10022	9,679,989	5.58%

(1)	Based solely on information provided by BlackRock, Inc. in a Schedule 13G/A filed with the SEC on February 11, 2013. BlackRock, Inc. possesses sole power to vote or to direct the vote of 9,679,989 shares and sole power to dispose or to direct the disposition of 9,679,989 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Based on our records, we believe that during 2012 all applicable Section 16(a) filing requirements were met.

CORPORATE GOVERNANCE

Our business is managed under the direction of the Board of Directors. The Board has responsibility for establishing broad corporate policies and for our overall performance.

Board Leadership Structure

One of the key responsibilities of the Board is to have a leadership structure that allows it to provide effective oversight of management and maximize the contributions of its members. Currently, the Board is led by a non-executive Chairman of the Board selected from among the independent directors. The non-executive Chairman is responsible for Board activities, while the Chief Executive Officer leads the management, operations and employees of the company. The Board adopted this leadership structure in 2007. The Board believes that this leadership structure allows the Board to function efficiently and effectively and that it continues to be appropriate. However, the Board evaluates its leadership structure on an ongoing basis and is not opposed in concept to combining these roles. Prior to 2007, the positions of Chairman and Chief Executive Officer had been held by the same person. The Board believes it should maintain the flexibility to change its leadership structure as circumstances warrant.

John L. McGoldrick, who has served as one of our independent directors since we first became an independent public company in 2001, has served as non-executive Chairman since 2007. Mr. McGoldrick intends to step down as Chairman immediately following the annual meeting of stockholders. The Board has appointed Larry C. Glasscock to succeed Mr. McGoldrick as non-executive Chairman. The Board is deeply grateful to Mr. McGoldrick for his many years of leadership.

The non-executive Chairman of the Board has the following duties and responsibilities:

—	presiding at meetings of the Board and stockholders;

—	approving the agendas for meetings of the full Board, as prepared by the Chief Executive Officer;

—	presiding at executive sessions of the independent directors;

—	coordinating the activities of the independent directors; and

—	serving as the liaison between the Chief Executive Officer and the rest of the Board.

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If the Board decides in the future to combine the positions of Chairman and Chief Executive Officer, the independent directors will designate one of themselves as “Lead Independent Director.” The Lead Independent Director would have the duties and responsibilities of the current non-executive Chairman, except for the duty to preside at meetings of the Board and stockholders.

Board Role in Risk Oversight

The Board of Directors oversees the risk management processes that have been designed and are implemented by our executives to determine whether those processes are functioning as intended and are consistent with our business and strategy. The Board executes its oversight responsibility for risk management directly and through its committees. The Board’s role in risk oversight has not affected its leadership structure.

The Audit Committee is specifically tasked with overseeing our compliance with legal and regulatory requirements, discussing our risk assessment and risk management processes with management and receiving information on material legal and regulatory affairs, including litigation. Our Vice President, Global Internal and Compliance Audit, who reports directly to the committee, coordinates our global enterprise risk assessment process. We use this process to identify, assess and prioritize internal and external risks, to develop processes for responding to, mitigating and monitoring risks and to inform the development of our internal audit plan, our annual operating plan and our long-term strategic plan. The committee receives detailed reports regarding our enterprise risk assessment process and the committee’s meeting agendas include discussions of individual risk areas throughout the year. Members of our management who have responsibility for designing and implementing our risk management processes regularly meet with the committee. The committee discusses our major financial risk exposures with our Chief Financial Officer and Chief Accounting Officer. The committee also receives reports from our General Counsel, Chief Information Officer, Chief Compliance Officer and other persons who are involved in our risk management processes.

The Board’s other committees oversee risks associated with their respective areas of responsibility. For example, the Compensation and Management Development Committee assesses risks relating to our compensation policies and practices.

The full Board considers specific risk topics, including risk-related issues pertaining to laws and regulations enforced by the U.S. Food and Drug Administration and foreign government regulators and risks associated with our strategic plan and our capital structure. In addition, the Board receives detailed regular reports from members of our executive operating committee and other personnel that include discussions of the risks and exposures involved with their respective areas of responsibility. Further, the Board is routinely informed of developments that could affect our risk profile or other aspects of our business.

Policies on Corporate Governance

We are committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving stockholders well and maintaining our integrity in the marketplace. We have adopted a Code of Business Conduct that applies to all directors, officers and employees and a Code of Ethics for Chief Executive Officer and Senior Financial Officers (the “finance code of ethics”), a code of ethics that applies to our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Corporate Controller, and other finance organization employees. The Board of Directors has adopted Corporate Governance Guidelines, which, in conjunction with our Restated Certificate of Incorporation, Restated By-Laws, Board committee charters and key Board policies, form the framework for our governance. The current version of the Code of Business Conduct, the finance code of ethics, the Board’s Corporate Governance Guidelines and the charters for each of the Audit Committee, Compensation and Management Development Committee, Corporate Governance Committee, and Research, Innovation and Technology Committee, as well as the Board’s policies on auditor ratification and stockholder rights plans, are available in the Investor Relations/Corporate Governance section of our website, www.zimmer.com. If we make any substantive amendments to the finance code of ethics or grant any waiver, including any implicit waiver, from a provision of the code to our Chief Executive Officer, Chief Financial Officer, or Chief Accounting Officer and Corporate Controller, we will disclose the nature of that amendment in the Investor Relations section of our website. The Board regularly

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reviews corporate governance developments and modifies its Corporate Governance Guidelines, committee charters and key practices as warranted.

Director Independence

The Board’s Corporate Governance Guidelines, which are available on our website as described above, include criteria adopted by the Board to assist it in making determinations regarding the independence of its members. The criteria are consistent with the New York Stock Exchange listing standards regarding director independence. To be considered independent, the Board must determine that a director has no material relationship, directly or indirectly, with us. In assessing independence, the Board considers all relevant facts and circumstances. The Board has determined that each of our non-employee directors, Christopher B. Begley, Betsy J. Bernard, Gail K. Boudreaux, Marc N. Casper, Larry C. Glasscock, Robert A. Hagemann, Arthur J. Higgins, John L. McGoldrick and Cecil B. Pickett, Ph.D., meets these standards and is independent. The Board has determined that David C. Dvorak, who is an employee, is not independent.

In making its determination with respect to Mr. Casper, the Board considered his position as President and Chief Executive Officer of Thermo Fisher, a leading provider of analytical instruments, equipment, software and services for research, manufacturing, analysis and diagnostics from which we have purchased products for many years. During 2012, the amount we paid Thermo Fisher exceeded $1,000,000 but represented approximately one-tenth of one percent of Thermo Fisher’s 2012 gross revenues. After reviewing the terms of our transactions with Thermo Fisher, the Board determined that Mr. Casper does not have a direct or indirect material interest in the transactions and that our business relationship with Thermo Fisher does not diminish the ability of Mr. Casper to exercise his independent judgment on issues affecting our business. Mr. Casper’s term as a director will end at the annual meeting; he is not standing for re-election.

Majority Vote Standard for Election of Directors

Our Restated By-Laws require directors to be elected by the majority of the votes cast with respect to that director in uncontested elections (the number of shares voted “for” a director must exceed the number of votes cast “against” that director). In a contested election (a situation in which the number of nominees exceeds the number of directors to be elected), the standard for election of directors will be a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. If a nominee who is serving as a director is not elected at the annual meeting, under Delaware law the director would continue to serve on the Board as a “holdover director.” However, under our Restated By-Laws, any director who fails to be elected must tender his or her resignation to the Board. The Corporate Governance Committee would then make a recommendation to the Board whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date the election results are certified. The director who tenders his or her resignation will not participate in the Board’s decision. If a nominee who was not already serving as a director is not elected at the annual meeting, under Delaware law that nominee would not become a director and would not serve on the Board as a “holdover director.” All nominees for election as directors at the 2013 annual meeting are currently serving on the Board.

Nominations for Directors

The Corporate Governance Committee screens candidates and recommends candidates for nomination to the full Board. In seeking and evaluating director candidates, the committee considers individuals in accordance with the criteria described under “Proposal No. 1: Election of Directors – Director Criteria, Qualifications and Experience.” Director candidates may be recommended by Board members, a third-party search firm or stockholders. Mr. Begley, who was appointed to the Board in July 2012, was recommended as a director candidate by our Chief Executive Officer. Ms. Boudreaux, who was appointed to the Board in December 2012, was recommended as a director candidate by a third-party search firm.

The committee considers candidates proposed by stockholders and evaluates them using the same criteria as for other candidates. A stockholder who wishes to recommend a director candidate for consideration by the committee should send such recommendation to our Corporate Secretary at the address shown on the cover page

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

of this proxy statement, who will then forward it to the committee. Any such recommendation should include a description of the candidate’s qualifications for board service, the candidate’s written consent to be considered for nomination and to serve if nominated and elected, and addresses and telephone numbers for contacting the stockholder and the candidate for more information. A stockholder who wishes to nominate an individual as a candidate for election, rather than recommend the individual to the committee as a nominee, must comply with the advance notice requirements set forth in our Restated By-Laws. (See “What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2014 annual meeting of stockholders?” on page 5 for more information on these procedures.)

Communications with Directors

Stockholders or other interested parties may contact all directors by writing to them either individually or as a group or partial group (such as all independent directors), c/o Corporate Secretary, Zimmer Holdings, Inc., 345 East Main Street, Warsaw, Indiana 46580. If you wish your communication to be treated confidentially, please write the word “CONFIDENTIAL” prominently on the envelope and address it to the director by name so that it can be forwarded without being opened. Communications addressed to multiple recipients, such as to “Board of Directors,” “Audit Committee,” “Independent Directors,” etc. will necessarily have to be opened and copied by the Office of the Corporate Secretary in order to forward them, and hence cannot be treated confidentially. If you wish to remain anonymous, do not sign your letter or include a return address on the envelope.

Certain Relationships and Related Person Transactions

On an annual basis, each director and executive officer is obligated to complete a director and officer questionnaire which requires disclosure of any transactions with us in which the director or executive officer, or any member of his or her immediate family, has an interest. Under our Audit Committee’s charter, which is available on our website at www.zimmer.com, our Audit Committee must review and approve all related person transactions in which any executive officer, director, director nominee or more than 5% stockholder of the company, or any of their immediate family members, has a direct or indirect material interest. The Audit Committee may not approve a related person transaction unless (1) it is in or not inconsistent with our best interests and (2) where applicable, the terms of such transaction are at least as favorable to us as could be obtained from an unrelated third party.

Under our Code of Business Conduct, which is available on our website at www.zimmer.com, our General Counsel or Chief Compliance Officer is charged with reviewing any conflict of interest involving any other employee.

The following transactions that occurred during 2012 (or that are currently proposed) involved us and an individual who was not at the time of the initial transaction a related person, but who later became one of our executive officers, and who had (or will have) a direct or indirect material interest in the transactions.

Our U.S. sales force consists primarily of sales agents who work for independent third-party distributors, most of whom sell products exclusively for us. We pay independent distributors in the U.S. a commission on product sales. The independent distributors in turn are responsible for many operating decisions and costs. From 1997 until he joined Zimmer as President, Americas Sales on September 4, 2012, Joseph Cucolo was the sole owner and President of Zimmer New England, Inc., an independent distributor of our products in the northeast region of the United States (“ZNE”). From January 1, 2012 through August 31, 2012, the date Mr. Cucolo divested his interest in ZNE, we engaged in transactions in the ordinary course of our business with ZNE, primarily the payment of sales commissions, of approximately $22.5 million. On August 31, 2012, we loaned the purchaser of Mr. Cucolo’s interest in ZNE approximately $5.2 million to fund a portion of the purchase price and thereby facilitate Mr. Cucolo’s exit from ZNE. The loan is payable over sixty months commencing August 31, 2013 and bears interest at a rate of eight percent (8%) per annum. The loan is subject to earlier repayment under certain circumstances. As a result of Mr. Cucolo’s exit from ZNE, we will pay him amounts that he previously deferred pursuant to a deferred compensation plan for our independent distributors. The balance of Mr. Cucolo’s deferred compensation account as of August 31, 2012 was approximately $3.2 million. We will pay approximately one-half of this amount in the form of cash and shares of our common stock over a five-year period commencing in

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2012, and the balance when he is no longer employed by or affiliated with us. Also as a result of Mr. Cucolo’s exit from ZNE, pursuant to the terms of his previous contractual arrangements with us, we will pay Mr. Cucolo a post-termination payment of approximately $3.4 million based on ZNE’s historic sales at such time as he is no longer employed by or affiliated with us.

Board Meetings, Attendance and Executive Sessions

The Board meets on a regularly scheduled basis during the year to review significant developments affecting us and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Members of senior management regularly attend meetings of the Board and its committees to report on and discuss their areas of responsibility. Directors are expected to attend Board meetings, meetings of committees on which they serve and stockholder meetings. Directors are expected to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. During 2012, the Board held seven meetings and committees of the Board held a total of 26 meetings. All directors attended 75% or more of the meetings of the Board and committees on which they served. All of our directors then in office attended the 2012 annual meeting of stockholders.

Each regularly scheduled Board meeting normally begins with a session between the Chief Executive Officer and the independent directors. This provides a platform for discussions outside the presence of the non-Board management attendees, as well as an opportunity for the independent directors to go into executive session (without the Chief Executive Officer) if requested by any director. The independent directors may meet in executive session, without the Chief Executive Officer, at any time, and are scheduled for such independent executive sessions at each regularly scheduled Board meeting. Since 2007, Mr. McGoldrick, in his capacity as non-executive Chairman, has presided at these executive sessions. Mr. McGoldrick intends to step down as Chairman immediately following the annual meeting of stockholders. The Board has appointed Mr. Glasscock to succeed Mr. McGoldrick as non-executive Chairman. Accordingly, beginning May 7, 2013, Mr.  Glasscock will preside at executive sessions of the independent directors.

COMMITTEES OF THE BOARD

Our Restated By-Laws provide that the Board may delegate certain of its responsibilities to committees. During 2012, the Board had four standing committees: an Audit Committee, a Compensation and Management Development Committee, a Corporate Governance Committee and a Research, Innovation and Technology Committee. Each of the committees is composed entirely of independent directors. In addition, the members of the Audit Committee and the Compensation and Management Development Committee meet the heightened standards of independence required by SEC rules and New York Stock Exchange listing standards.

The table below shows the current membership of each Board committee and the number of meetings held during 2012.

Director	Audit	Compensation and Management Development	Corporate Governance	Research, Innovation and Technology
Christopher B. Begley	X			X
Betsy J. Bernard		X	X
Gail K. Boudreaux		X	X
Marc N. Casper		X	X
David C. Dvorak
Larry C. Glasscock	X		X
Robert A. Hagemann	Chair			X
Arthur J. Higgins		Chair		X
John L. McGoldrick	X		Chair	X
Cecil B. Pickett, Ph.D.		X		Chair
2012 Meetings	12	7	5	2

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

Audit Committee.    The principal functions of the Audit Committee include:

—	appointing, evaluating and, where appropriate, replacing our independent registered public accounting firm;

—	pre-approving all auditing services and permissible non-audit services provided to us by our independent registered public accounting firm;

—

reviewing with our independent registered public accounting firm and with management the proposed scope of the annual audit, past audit experience, our program for the internal examination and verification of our accounting records and the results of recently completed internal examinations;

—	resolving disagreements between management and our independent registered public accounting firm regarding financial reporting;

—	reviewing major issues as to the adequacy of our internal controls; and

—	overseeing our compliance with legal and regulatory matters and aspects of our risk management processes.

The Board of Directors has determined that Christopher B. Begley, Larry C. Glasscock, Robert A. Hagemann and John L. McGoldrick qualify as “audit committee financial experts” as defined by SEC rules. See pages 7-11 for a description of their respective business experience. Stockholders should understand that this designation is an SEC disclosure requirement related to these directors’ experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon these directors any duties, obligations or liabilities that are greater than are generally imposed on them as members of the Audit Committee and the Board, and their designation as audit committee financial experts pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

The report of the Audit Committee appears on pages 31-32.

Compensation and Management Development Committee.    The duties of the Compensation and Management Development Committee include:

—	administering our annual and long-term incentive plans;

—	reviewing and making recommendations to the Board with respect to incentive compensation and equity-based plans;

—	approving compensation of executive officers;

—	discussing with management the CD&A required by SEC regulations and, if appropriate, recommending its inclusion in our Annual Report on Form 10-K and proxy statement; and

—	reviewing the results of Say on Pay votes and determining whether changes should be made to our executive compensation policies and programs to address stockholder concerns.

None of the members of the Compensation and Management Development Committee during 2012 or as of the date of this proxy statement is or has been our officer or employee or had any relationship requiring disclosure under Item 404 of Regulation S-K of the Exchange Act. None of our executive officers served on the compensation committee or board of any company that employed any member of the Compensation and Management Development Committee or the Board or otherwise under circumstances requiring disclosure under Item 404 of Regulation S-K.

The report of the Compensation and Management Development Committee appears on page 52.

Corporate Governance Committee.    The duties of the Corporate Governance Committee include:

—	developing and recommending to the Board criteria for selection of non-management directors;

—	recommending director candidates to the Board;

—	periodically reviewing director performance;

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

—	periodically reassessing the Board’s Corporate Governance Guidelines and recommending any proposed changes to the Board for approval; and

—

periodically reviewing, in cooperation with the Compensation and Management Development Committee, the form and amount of non-employee director compensation and recommending any proposed changes to the Board for approval.

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for monitoring the integrity of the company’s financial statements, the qualifications, performance and independence of the independent registered public accounting firm, the performance of the company’s internal audit function and compliance with certain legal and regulatory requirements. The committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm.

Management is responsible for the financial reporting process, including the system of internal control, for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States and for management’s report on internal control over financial reporting. The independent registered public accounting firm is responsible for auditing the consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States as well as rendering an opinion on the company’s internal control over financial reporting. The committee’s responsibility is to oversee and review the financial reporting process and to review and discuss management’s report on internal control over financial reporting. Committee members are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or accounting principles generally accepted in the United States or as to the independence of the independent registered public accounting firm. The committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

The committee held 12 meetings during 2012. The meetings were designed, among other things, to facilitate and encourage communication among the committee, management, the internal auditor and the independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”).

The committee discussed with the internal auditor and PwC the overall scope and plans for their respective audits. The committee met with the internal auditor and PwC, with and without management present, to discuss the results of their examinations and their evaluations of the company’s internal control over financial reporting. The committee reviewed and discussed the company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

The committee discussed major financial risk exposures with management and the steps management has taken to monitor and control such exposures, including risk assessment and risk management policies.

Management has represented to the committee that the consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the committee has reviewed and discussed the consolidated financial statements with management and PwC. The committee reviewed and discussed with management, the internal auditor and PwC management’s report on internal control over financial reporting and PwC’s report on internal control over financial reporting. The committee also discussed with management and the internal auditor the process used to support certifications by the Chief Executive Officer and Chief Financial Officer that are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 to accompany periodic filings with the Securities and Exchange Commission and the processes used to support management’s report on internal control over financial reporting.

The committee also discussed with PwC all matters required to be discussed by that firm’s professional standards, including, among other things, matters related to the conduct of the audit of the consolidated financial statements and the matters required to be discussed by the statement on Auditing Standards No. 61, as amended

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

(AU Section 380, Communication With Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200 T and PCAOB Auditing Standard No. 5, An Audit of Internal Control over Financial Reporting That is Integrated With an Audit of Financial Statements.

PwC provided to the committee the written disclosures and the letter required by applicable PCAOB requirements regarding PwC’s communications with the committee concerning independence and represented that PwC is independent from the company. The committee also discussed with PwC its independence from the company. When considering PwC’s independence, the committee considered if services PwC provided to the company beyond those rendered in connection with its audit and related reviews of the consolidated financial statements and the company’s internal control over financial reporting, were compatible with maintaining its independence. The committee concluded that the provision of such services by PwC has not jeopardized PwC’s independence.

Based on the reviews and discussions described above, and subject to the limitations on the committee’s role and responsibilities referred to above and in the charter of the Audit Committee, the committee recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements for the year ended December 31, 2012 be included in the Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

The members of the committee have also confirmed there have been no new circumstances or developments since their respective appointments to the Audit Committee that would impair any member’s ability to act independently.

Audit Committee

Robert A. Hagemann, Chairman

Christopher B. Begley

Larry C. Glasscock

John L. McGoldrick

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

COMPENSATION OF DIRECTORS

2012 DIRECTOR COMPENSATION TABLE

The following table sets forth information regarding the compensation we paid to our non-employee directors for 2012. Mr. Dvorak is not included in this table because he received no additional compensation for his service as a director.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
(a)	(b)	(c)	(g)	(h)
Christopher B. Begley	33,500	12,500	66	46,066
Betsy J. Bernard	61,000	176,275	2,492	239,767
Gail K. Boudreaux	10,750	6,250	—	17,000
Marc N. Casper	47,500	176,275	2,492	226,267
Larry C. Glasscock	87,500	151,275	11,458	250,233
Robert A. Hagemann	94,500	151,275	5,237	251,012
Arthur J. Higgins	91,500	151,275	8,480	251,255
John L. McGoldrick	163,500	151,275	5,724	320,499
Cecil B. Pickett, Ph.D.	68,250	170,025	3,443	241,718

(1)	Amounts include fees that were paid in cash plus fees that were voluntarily deferred at each director’s election under our Restated Deferred Compensation Plan for Non-Employee Directors (the “Director Deferred Compensation Plan”). As explained more fully below, compensation that a director elects to defer is credited to the director’s deferred compensation account as either treasury units, dollar units or deferred share units (“DSUs”), and will be paid in cash following the director’s retirement or other termination of service from the Board.

(2)	Represents the grant date fair value of the stock awards determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”). For a discussion of the assumptions made in the valuation, see Note 3 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2012. All stock awards to directors are fully vested on the date of grant but are subject to mandatory deferral of settlement until the director’s termination of service from the Board, or later, as explained more fully below.

The following table sets forth the grant date fair value of annual grants of RSUs and DSUs awarded to each director re-elected at the 2012 annual meeting of stockholders, as well as DSUs granted to each of Mr. Begley, Ms. Bernard, Ms. Boudreaux, Mr. Casper and Dr. Pickett during 2012 pursuant to the mandatory deferral provisions of the Director Deferred Compensation Plan.

	Mr. Begley	Ms. Bernard	Ms. Boudreaux	Mr. Casper	Mr. Glasscock	Mr. Hagemann	Mr. Higgins	Mr. McGoldrick	Dr. Pickett
RSUs (granted 05-08-12)	—	$120,000	—	$120,000	$120,000	$120,000	$120,000	$120,000	$120,000
DSUs (granted 05-08-12)	—	31,275	—	31,275	31,275	31,275	31,275	31,275	31,275
DSUs (mandatory deferral)	$12,500	25,000	$6,250	25,000	—	—	—	—	18,750

Total	$12,500	$176,275	$6,250	$176,275	$151,275	$151,275	$151,275	$151,275	$170,025

Mr. Glasscock held options to purchase 8,704 shares of our common stock as of December 31, 2012. No other non-employee director held unexercised stock options as of December 31, 2012.

(3)	Amounts in this column represent the dollar value of dividend equivalents credited in the form of additional DSUs under the Director Deferred Compensation Plan. Dividend equivalents are credited at the same rate as cash dividends paid on our common stock.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

The Board of Directors believes that providing competitive compensation is necessary to attract and retain qualified non-employee directors. The key components of director compensation include annual retainers, committee chair annual fees, meeting fees and equity-based awards. It is the Board’s practice to provide a mix of cash and equity-based compensation to more closely align the interests of directors with our stockholders.

Retainers and Meeting Fees.  During 2012, we paid each non-employee director other than Mr. Begley and Ms. Boudreaux an annual retainer of $50,000 subject to mandatory deferral requirements as described below. Mr. Begley and Ms. Boudreaux each earned a pro-rata portion of the annual retainer based on their partial years of service on the Board. We also paid each non-employee director a fee of $1,500 for attending each Board meeting and each Board committee meeting. We also paid each Board committee chair an additional annual fee of $10,000 and we paid an additional annual retainer of $60,000 to the non-executive Chairman of the Board. We pay non-employee directors one-fourth of their annual retainers and committee chair annual fees and fees for attending Board and committee meetings held during the prior three months at the end of each calendar quarter.

Equity-Based Compensation and Mandatory Deferrals.  During 2012, we awarded each non-employee director then in office 500 DSUs as of the date of the annual meeting of stockholders with an initial value based on the price of our common stock on that date. We require that these annual DSU awards be credited to a deferred compensation account under the provisions of the Director Deferred Compensation Plan. DSUs represent an unfunded, unsecured right to receive shares of our common stock or the equivalent value in cash, and the value of DSUs varies directly with the price of our common stock. We also require that 50% of a director’s annual retainer be deferred and credited to his or her deferred compensation account in the form of DSUs with an initial value equal to the amount of fees deferred until the director holds a total of at least 5,000 DSUs.

Non-employee directors may elect to defer receipt of compensation in excess of their mandatory deferral and annual DSU award. Elective deferrals are credited to the director’s deferred compensation account in the form of either treasury units, dollar units or DSUs with an initial value equal to the amount of fees deferred. The value of treasury units and dollar units does not change after the date of deferral. Amounts deferred as treasury units are credited with interest at a rate based on the six-month U.S. Treasury bill discount rate for the preceding year. Amounts deferred as dollar units are credited with interest at a rate based on the rate of return of our invested cash during the preceding year. When we pay cash dividends on our common stock, amounts deferred as DSUs are credited with additional DSUs equal to the number of shares of our common stock that could have been purchased if we paid cash dividends on the DSUs held in directors’ deferred compensation accounts and such cash was reinvested in our common stock. These additional DSUs are subject to mandatory deferral.

All treasury units, dollar units and DSUs are immediately vested and payable following termination of the non-employee director’s service on the Board. We settle annual DSU awards and mandatory deferral DSUs in shares of our common stock. We pay the value of treasury units, dollar units and elective deferral DSUs in cash. Non-employee directors may elect to receive the cash payment in a lump sum or in not more than ten annual installments. Non-employee directors may also elect to convert all or a portion of their annual retainer not subject to mandatory deferral into stock options using a ratio of an option to purchase three shares of common stock for each DSU the director would have received if he or she had elected to defer such compensation. These stock options become fully exercisable on the last day of the calendar year in which the options are granted if the director continues as a non-employee director throughout that year.

During 2012, we also awarded each continuing non-employee director RSUs as of the date of the annual meeting of stockholders with an initial value of $120,000 based on the price of our common stock on that date. These awards were made under the Stock Plan for Non-Employee Directors. The RSUs vested immediately and are subject to mandatory deferral until May 8, 2015 or, if later, the director’s retirement or other termination of service from the Board. We will settle the RSUs in shares of our common stock.

Insurance, Expense Reimbursement and Director Education.  We provide non-employee directors with travel accident insurance and reimburse reasonable expenses they incur for transportation, meals and lodging when on Zimmer business. We also reimburse non-employee directors for reasonable out-of-pocket expenses, including tuition costs incurred in attending director education programs.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

In this Compensation Discussion and Analysis (“CD&A”), we explain our executive compensation objectives, practices and programs and we discuss how and why the Compensation and Management Development Committee of our Board (the “committee”) determines executive compensation under these programs. The CD&A focuses on the compensation of the following officers, who are our named executive officers (“NEOs”) for 2012:

—	David C. Dvorak, our President and Chief Executive Officer;

—	James T. Crines, our Executive Vice President, Finance and Chief Financial Officer;

—	Jeffery A. McCaulley, our President, Zimmer Reconstructive;

—	Bruno A. Melzi, our Chairman, Europe, Middle East and Africa; and

—	Jeffrey B. Paulsen, our former Group President, Global Businesses. Mr. Paulsen’s employment with us terminated effective March 20, 2013.

We also discuss significant changes in our compensation programs implemented by the committee over the past two years.

2012 Year in Review

Amid the uncertainty of the global economic environment and healthcare reform measures in the U.S. and abroad, we delivered solid financial results and executed on key commercial, operational and strategic priorities in 2012. Highlights include the following:

—	We reported net sales for 2012 of $4.47 billion, an increase of 0.4% reported and 2.3% on a constant currency basis over 2011.

—	Diluted earnings per share (“EPS”) for the year were $4.29 reported and $5.30 adjusted, an increase of 10.4% adjusted over 2011.

—

Our stock price increased 24.8%, from $53.42 at the end of 2011 to $66.66 at the end of 2012, and our dividend-adjusted total shareholder return (“TSR”) for the year ended December 31, 2012 was 26.2%, outperforming our peer group.

—	We achieved key regulatory and commercialization milestones for a number of innovative products and technologies, both in our core franchises and in new adjacent musculoskeletal markets.

—

We generated operating cash flows of $1.15 billion during the year. Due to the strong cash flow generated from our operations, we were able to return value to stockholders with the repurchase of $485 million of common stock in 2012. We also initiated a quarterly cash dividend program, paying $94 million in cash dividends to stockholders in 2012.

—

The strength of our operating cash flows also allowed us to continue to fund our key research and development initiatives. We invested $225.6 million in research and development in 2012 and established a new research and development center in Beijing, China, focused on innovations designed to address the unique needs of Asian clinicians and their patients.

—

We worked to strengthen our foothold in emerging markets that provide long-term opportunities for growth, announcing the acquisition of Exopro, a manufacturer of differentiated dental implant products for the Brazilian market.

—

We also demonstrated our commitment to pursue strategic growth opportunities through external development, announcing the acquisition of Dornoch Medical Systems, a manufacturer of medical waste fluid disposal equipment and accessories.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

This performance had the following direct impact on executive compensation for 2012:

—	Our NEOs as a group earned an average of 67.7% of their annual cash incentive opportunities. Actual payouts for the NEOs ranged from 0.0% to 92.2% of target opportunity.

—

None of the long-term incentives awarded to our NEOs in 2012 have fully vested. Performance-based restricted stock units (“PRSUs”) awarded in 2012 are subject to achievement of TSR-related performance goals through 2014, as described more fully below, and stock options vest over four years.

For his service as our President and Chief Executive Officer in 2012, Mr. Dvorak earned total compensation of $8,639,336, a decrease of $588,546, or 6.4%, from his 2011 total compensation. Mr. Dvorak’s total compensation in 2012 included the grant date fair value of PRSUs that will vest, if at all, in 2015 and stock options that are subject to continued vesting requirements through 2016.

Consideration of 2012 Say on Pay Vote; Key Changes in Our Compensation Practices for 2012

At the 2012 annual meeting, more than 93% of the votes cast on the annual advisory Say on Pay vote were cast in favor of the proposal. This is an increase of nearly 50% from the 2011 results, when approximately 63% of the votes cast supported our Say on Pay proposal. We believe the increased level of support in 2012 reflects ongoing stockholder outreach efforts and the significant changes made to our executive compensation programs since 2011, described below. Following the 2012 Say on Pay vote, the committee considered the results of the vote and input from some of our major stockholders. Based on the strong level of stockholder support for the 2012 Say on Pay proposal and, in light of the significant changes already implemented, the committee made no further changes in our executive compensation programs as a result of the 2012 Say on Pay vote.

Among the most significant changes to our executive compensation programs and practices implemented over the past two years are the following:

Stockholder Feedback / Committee Objective	Past Compensation Practice	Current Compensation Practice
For the PRSU component of the long-term incentive (“LTI”) program, select performance metrics that align with longer time horizon and minimize duplication with annual cash incentive plan	The same metric, adjusted EPS, was used for both the annual cash incentive and the LTI programs (2011 and prior)

•     We are using internal total shareholder return (“iTSR”) as the performance metric for the LTI program

•     iTSR is derived from operating profit growth and free cash flow yield

•     Back testing the iTSR measure revealed historically strong correlation between Zimmer’s iTSR and external TSR over 3- and 5-year periods

Tie vesting of a portion of the PRSU grants to the company’s performance relative to peers	Vesting of PRSUs was tied to meeting adjusted EPS targets (followed by time-based vesting requirements) (2011 and prior)	Vesting of PRSUs is tied to meeting iTSR targets subject to a relative TSR modifier based on the S&P 500 Healthcare Index, which requires us to perform well on a relative basis in our industry
Lengthen the performance measurement period for the PRSU grants	One-year performance period for PRSUs (followed by three years of time-based vesting) (2011 and prior)	We are using a three-year performance period to more closely reflect creation of stockholder value over the long term
Moderate target market positioning for LTI awards	Target positioning for LTI awards was at the 75th percentile (2010 and prior)

Target positioning for LTI awards is generally between the 50th and 75th percentiles; however, 2011 and 2012 grants to the CEO were below median

•     Mr. Dvorak’s 2012 LTI grant was at the 32nd percentile of the peer group

•     The grant date fair value of Mr. Dvorak’s 2012 LTI grant was 9.2% less than his 2011 LTI grant

•     Mr. Dvorak’s 2011 LTI grant was at the 44th percentile of the peer group

•     The other NEOs’ 2012 LTI grants ranged from the 31st to the 53rd percentiles of the peer group

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

Stockholder Feedback / Committee Objective	Past Compensation Practice	Current Compensation Practice
For the annual cash incentive plan, decrease emphasis on adjusted EPS and increase emphasis on adjusted operating earnings; vary performance measures based on executives’ responsibilities	For 2011, performance measures and relative weightings applicable to all NEOs were: • Revenue (25%) • Adjusted EPS (50%) • Revenue growth vs. applicable market (15%) • Free cash flow (10%)

For 2012, performance measures and relative weightings applicable to Mr. Dvorak, our CEO, and Mr. Crines, our CFO, were:

•    Consolidated adjusted operating earnings (40%)

•    Consolidated revenue (25%)

•    Adjusted EPS (25%)

•    Consolidated free cash flow (10%)

For Messrs. McCaulley, Melzi and Paulsen, executives with specific business unit and/or geographic responsibilities, performance measures and weightings for 2012 were:

•    Business unit/geography adjusted operating earnings (50%)

•    Business unit/geography revenue (40%)

•    Business unit/geography free cash flow (10%)

Set more challenging threshold performance goals under the annual cash incentive plan	Minimum performance threshold of 85% of target corresponded to a payout at 50% of target (2010 and prior)

For 2012, minimum performance thresholds were as follows:

•    Minimum achievement of 90% of target for adjusted EPS, adjusted operating earnings and free cash flow (corresponds to payout of 50% of target)

•    Minimum achievement of 95% of target for revenue (corresponds to payout of 50% of target)

Increase emphasis on performance of executives’ specific business unit or geographic area of responsibility in annual cash incentive plan	All performance goals for all NEOs in the annual cash incentive plan were based on the company’s consolidated results (2010 and prior)	The revenue, adjusted operating earnings and free cash flow performance goals for NEOs with specific business unit and/or geographic responsibility are tied to the results of that business unit or geography rather than the company’s consolidated results

The committee believes these changes responded to stockholder concerns and strengthened the pay-for-performance alignment of our executive compensation programs.

Executive Compensation Philosophy

Our core compensation philosophy remains unchanged from prior years in many ways with a combination of base salary, annual cash incentive compensation and long-term equity-based incentives. Each year, however, the committee has endeavored to increase emphasis on the achievement of performance goals that will drive the success of our business and, in turn, increase stockholder value on a long-term, sustainable basis. As explained above, the committee implemented changes to our 2012 executive compensation programs to achieve these objectives, including lengthening the performance measurement period for PRSUs and reducing duplication of performance goals in the annual and long-term incentive plans. The committee seeks to utilize our executive compensation programs effectively to:

—	drive the long-term financial performance of the company;

—	align executives’ interests with those of stockholders through equity-based incentives and stock ownership guidelines that facilitate a culture of ownership;

—	reflect the value of each officer’s position in the market and within the company;

—	recognize company and individual performance; and

—	attract, retain and motivate a highly qualified and effective senior leadership team.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

Executive Compensation for 2012

The 2012 executive compensation program consisted of base salary, a cash incentive opportunity and two forms of long-term equity-based incentives: PRSUs and stock options. In addition, we offer retirement plans and welfare benefits that are generally available to all employees and we provide a very limited range of perquisites or other benefits. The intention of the committee is to provide a total pay opportunity that is comparable to our closest peer group and industry competitors, but which also places a greater emphasis on at-risk equity-based compensation. As executives assume positions of greater responsibility, a larger portion of their total compensation is at-risk incentive compensation tied to measures of our performance. In 2012, approximately 51.4% of Mr. Dvorak’s target total direct pay opportunity (base salary + target annual cash incentive opportunity + target long-term equity-based incentive value) was at-risk and contingent on the achievement of financial and individual performance measures. Approximately another 37.1% was in the form of stock options that vest over a multi-year period and have value only to the extent our stock price increases. Altogether, approximately 88.5% of Mr. Dvorak’s target total direct pay opportunity in 2012 was at-risk incentive compensation. The committee believes that when the actual pay of the NEOs is dependent upon our financial and stock price performance, the interests of the executives are better aligned with those of our stockholders. The objectives and key features of each major element of our compensation program are described below.

Compensation Element	Objective	Stated Target Positioning and Key Features
Base salary	• Provide a fixed component of compensation • Serve as a recruiting and retention tool • Recognize increased responsibilities through promotional increases

•    Targeted at approximately the 50th percentile of market based on data derived from peer group benchmarking.

•    The committee selected the 50th percentile as the positioning for base salary because it believes this is a reasonably competitive mid-point, appropriate for the only fixed component of compensation.

Annual cash incentive (bonus) opportunities	• Focus executives on achievement of pre-set financial objectives • Drive specific behaviors that foster short-term and long-term growth and profitability

•    Generally targeted at approximately the 65th percentile of market; 2012 bonus opportunities for the NEOs were targeted at levels consistent with to slightly below the 65th percentile.

•    The committee believes this target positioning is appropriate because of the high proportion of compensation that is variable, at risk and tied to our financial and operational performance.

•    Each executive is eligible for an annual award opportunity in an amount based upon a percentage of base salary; payouts can range between 0% and 200%.

•    Consistent with our compensation objectives, as executives assume greater responsibilities, more of their pay is contingent on company performance.

•    The committee has the discretion to adjust a bonus payment downward (but not upward) from the amount yielded by the formula for executives based on individual performance and any other factors the committee deems relevant.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

Compensation Element	Objective	Stated Target Positioning and Key Features
Long-term equity-based incentives	• Motivate NEOs to drive the long-term performance of the company • Align NEOs’ interests with those of stockholders

•    Generally targeted between the 50th and 75th percentiles of market; 2012 LTI grants to the NEOs ranged from the 31st to the 53rd percentiles.

•    Equity incentives are the most significant component of each NEO’s compensation package.

•    The committee believes the emphasis on equity awards in our NEOs’ compensation packages is appropriate as these officers have the greatest role in establishing the company’s direction and should have the greatest proportion of their compensation aligned with the long-term interests of stockholders.

•    Approximately 50% of the grant value of the 2012 target award to the NEOs was in the form of PRSUs and the other 50% was in the form of stock options.

•    PRSUs are earned based on actual results relative to a predetermined performance measure and payouts can range from 0% to 200%.

•    Earned PRSUs that vest are settled in shares of common stock on a one-for-one basis.

•    For PRSUs granted in 2012, a three-year performance period applies (2012-2014). Earned units will vest in 2015.

•    Stock options vest over four years and have value only to the extent our stock price rises after the grant date.

Target compensation for individual executives may vary from the percentiles noted above based on a variety of factors, such as experience and time in the position, the nature of the executive’s responsibilities, criticality of the role and difficulty of replacement, internal equity, retention concerns, individual performance and expected future contributions, readiness for promotion to a higher level, and, in the case of externally recruited executives, compensation earned at a prior employer.

Market Review of 2012 Compensation

To assess whether our 2012 compensation was consistent with the target levels described above, in December 2012 the committee reviewed an analysis of the NEOs’ 2012 compensation conducted by the committee’s consultant, Towers Watson & Co. (“Towers Watson”), including:

—	base salary;

—	target total cash compensation (base salary + target annual cash incentive);

—	target LTI; and

—	target total direct compensation (base salary + target annual cash incentive + target LTI).

This information was then compared to competitive pay level compensation information collected from our peer group. The table below summarizes the actual market positioning of target compensation for the NEOs, in the aggregate, compared to the latest data available for the peer group:

Pay Element	2012 Target Positioning	Actual Market Positioning Relative to Peer Group
Base salary	50th percentile	Below the 25th percentile
Target total cash compensation	50th to 65th percentile	Below the 25th percentile
Target LTI	50th to 75th percentile	47 th percentile
Target total direct compensation	50th to 75th percentile	39 th percentile

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

This review indicated that all elements of compensation for 2012 were positioned below the stated target positioning for those elements. Further, it showed that NEOs’ base salaries and target total cash compensation for 2012 were in the bottom quartile of the peer group.

The committee also reviewed an analysis of our 2012 compensation elements relative to market and peer group practice. The analysis revealed that our mix of pay is closely aligned with median peer group practice, as follows:

Mix of Pay - CEO

Mix of Pay - Top 5 Executive Average

In addition to the December 2012 market review, a three-year assessment conducted during 2012 confirmed that the potentially realizable pay of our NEOs for the period from 2009 through 2011 as determined by Towers Watson was strongly aligned with our financial performance during that period. This analysis confirms the committee’s success in designing and administering our executive compensation program in a manner that aligns pay and performance.

Base Salary

In setting NEOs’ base salaries for 2012, the committee considered our 2012 employee merit increase guidelines, market data based on peer group benchmarking, and internal equity. After considering these factors, the committee approved a base salary increase of 2.0% for each NEO, consistent with the merit increase guideline for U.S.-based employees. The resulting base salaries were targeted to be generally consistent with or slightly below the 50th percentile of the peer group.

Base salary
Name	2011	2012	Percentage Increase
David C. Dvorak	$870,400	$887,800	2.0%
James T. Crines	$506,200	$516,300	2.0%
Jeffery A. McCaulley	$526,100	$536,600	2.0%
Bruno A. Melzi(1)	$607,478	$571,683	2.0%
Jeffrey B. Paulsen	$476,200	$485,700	2.0%

(1)	Mr. Melzi’s compensation is paid in Euros and has been converted to U.S. dollars for purposes of this table using the average exchange rate for 2011 and 2012 of 1 EUR = 1. 39266 USD and 1 EUR = 1.28497 USD, respectively. The percentage increase is computed based on his salary in Euros before conversion to U.S. dollars (€436,200 for 2011 and €444,900 for 2012).

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

Annual Cash Incentives

Annual cash incentives for executives are determined under the EPIP. When establishing 2012 target EPIP awards, the committee considered the following:

Target EPIP award percentages.  In determining target EPIP award percentages, the committee reviewed NEOs’ job responsibilities, market data based on peer group benchmarking, and internal equity. After considering these factors, the committee decided to maintain the 2011 target percentages for each NEO in 2012. These target percentages were intended to be consistent with to slightly below the 65th percentile of market. The target EPIP award percentages for each NEO are shown below.

EPIP award targets (as a percentage of base salary)

Name	2011	2012	Change
David C. Dvorak	125%	125%	0%
James T. Crines	80%	80%	0%
Jeffery A. McCaulley	80%	80%	0%
Bruno A. Melzi	75%	75%	0%
Jeffrey B. Paulsen	75%	75%	0%

Financial performance measures.  The committee selected four financial measures by which to assess our 2012 performance for purposes of the EPIP. With respect to Mr. Dvorak, our CEO, and Mr. Crines, our CFO, the committee set performance metrics based on the company’s consolidated results. With respect to executives with top-line responsibility for specific business units and/or geographic segments, including Messrs. McCaulley, Melzi and Paulsen, the committee set performance metrics based upon the executives’ respective areas of responsibility, rather than on the company’s consolidated results. The committee believes this approach more closely aligns those executives’ pay with the performance of the business units or geographic areas for which they are primarily responsible. The committee established specific goals for each of the measures in early 2012 based on the annual operating plan approved by the Board.

EPIP performance measures
Measure	Weighting	Rationale
Revenue	25% (Dvorak, Crines) 40% (McCaulley, Melzi, Paulsen)	Consolidated revenue is one of the two measures as to which we provide guidance to the market. Revenue focuses executives appropriately on top-line sales growth.
Adjusted operating earnings	40% (Dvorak, Crines) 50% (McCaulley, Melzi, Paulsen)	This is a new performance metric for 2012. The committee believed the addition of this metric to the EPIP would sharpen executives’ focus on driving sales growth, operating efficiencies and margin expansion.
Free cash flow	10%	This measure focuses executives on cash, inventory, receivables and payables management.
Adjusted EPS	25% (Dvorak, Crines) 0% (McCaulley, Melzi, Paulsen)	Adjusted EPS is the other measure as to which we provide guidance. Adjusted EPS measures bottom line earnings and ties rewards to productivity improvements.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

The performance measures, targets, our actual performance against the targets and the resulting achievement and payout percentages were as follows for 2012:

EPIP performance measures – target and actual performance
Financial performance measures	Target	Actual	Achievement percentage(5)	Weight	Weighted payout percentage
	(In thousands, except EPS)

Corporate – Messrs. Dvorak and Crines	$	$	%	%	%
Adjusted EPS(1)	5.40	5.30	98.1	25	22.6
Consolidated adjusted operating earnings(2)	1,372,000	1,318,596	96.1	40	32.2
Consolidated revenue(3)	4,650,000	4,530,394	97.4	25	18.6
Consolidated free cash flow(4)	898,000	888,305	98.9	10	9.5
Total					82.9

Reconstructive – Mr. McCaulley	$	$	%	%	%
Reconstructive Americas adjusted operating earnings	922,000	908,977	98.6	50	46.5
Global reconstructive revenue	3,426,000	3,376,372	98.6	40	34.2
Reconstructive Americas free cash flow	886,000	888,508	100.3	10	10.1
Total					90.8

Europe, Middle East and Africa (“EMEA”) – Mr. Melzi	$	$	%	%	%
EMEA adjusted operating earnings – ex Dental	438,066	426,424	97.3	50	43.4
EMEA revenue – ex Dental	1,155,000	1,143,595	99.0	40	36.0
EMEA free cash flow	406,656	445,187	109.5	10	14.7
Total					94.1

Global Businesses – Mr. Paulsen	$	$	%	%	%
Global businesses adjusted operating earnings	170,000	147,685	86.9	50	0.0
Global businesses revenue	1,193,000	1,115,442	93.5	40	0.0
Global businesses free cash flow	178,000	97,887	55.0	10	0.0
Total					0.0

(1)	Consistent with past practice, the committee adjusted the reported results on which certain 2012 EPIP measures were determined to eliminate the effects of certain items. Adjusted EPS for purposes of the EPIP is calculated the same way it is calculated in our earnings announcements. The committee reviews all adjustments and retains discretion to reduce compensation below the amounts that are yielded by use of the adjusted EPS measure reported to the investment community. For a reconciliation of adjusted EPS to EPS computed in accordance with Generally Accepted Accounting Principles, see page 24 of our Annual Report on Form 10-K for the year ended December 31, 2012.

(2)	Adjusted operating earnings are arrived at by adjusting reported operating earnings on a pre-tax basis for the same items used to calculate Adjusted EPS, as follows: reported consolidated operating earnings ($1,047.4 million) plus goodwill impairment ($96 million), certain claims ($15 million), special items ($155.4 million) and inventory step-up and other inventory charges ($4.8 million).

(3)	Revenue targets were based on a constant currency growth rate over 2011. Actual results have been adjusted to state 2012 revenue at the budgeted foreign currency translation rate, as follows: reported revenue ($4,471.7 million) plus foreign currency translation adjustment ($58.7 million).

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

(4)	Consolidated free cash flow is net cash provided by operating activities ($1,151.9 million) less additions to instruments ($148.9 million) and other property, plant and equipment ($114.7 million).

(5)	The achievement percentage for each performance measure was applied to the applicable payout curve set forth below to determine the payout percentage for that measure (with linear interpolation between specified percentages). The resulting payout percentages were then weighted and summed to determine the total overall payout percentage.

EPIP payout curves applied to performance measures

Adjusted EPS, adjusted operating earnings and free cash flow
Achievement Percentage	Payout Percentage
120%+	200%
100%	100%
90%	50%
Less than 90%	0%
Revenue
Achievement Percentage	Payout Percentage
105%+	200%
100%	100%
95%	50%
Less than 95%	0%

Individual performance.  Once the total weighted payout percentage was computed for each NEO based on our financial performance as described above, the committee took into account its view of each NEO’s performance during 2012 to determine the actual cash incentive payments. The committee met in executive session to review our CEO’s performance based on his achievement of goals and objectives agreed upon at the beginning of the year, his contribution to our overall performance and other leadership accomplishments. The committee’s assessment of other officers requires significant input from the CEO. The committee receives a performance assessment from the CEO and also exercises its judgment based on its interactions with the officer. As with the CEO, the officer’s performance evaluation is based on the achievement of established goals and objectives, the officer’s contributions to our performance and other leadership attributes and accomplishments. The goals set for each NEO for 2012 reflected the wide range of responsibilities that are attributed to each and included goals covering financial performance, corporate strategy, external development, innovation, new product releases, leadership development and succession planning, among other areas. Based on its assessment of the NEO’s individual performance, the committee exercised negative discretion to reduce each NEO’s cash incentive payment below the weighted payout percentage determined as described above (but not below zero). As a result, the actual EPIP payouts for the NEOs for 2012 were as follows:

2012 EPIP opportunities and actual payouts
Name	Opportunity (at target performance) ($)	Actual Payment ($)	Actual payment as a percentage of target opportunity
David C. Dvorak	1,103,893	869,371	78.8%
James T. Crines	410,864	333,794	81.2%
Jeffery A. McCaulley	427,018	368,346	86.3%
Bruno A. Melzi (1)	426,966	393,739	92.2%
Jeffrey B. Paulsen	362,356	0	0.0%

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

(1)	Mr. Melzi’s compensation is paid in Euros and has been converted to U.S. dollars for purposes of this table using the average exchange rate for 2012 of 1 EUR = 1.28497 USD. The actual payment as a percentage of target opportunity is computed based on amounts stated in Euros before conversion to U.S. dollars.

Equity-Based Incentives

When establishing 2012 target long-term equity-based incentive awards, the committee considered the following:

Target grant values.  In determining target grant values, the committee reviewed market data based on peer group benchmarking. This review focused on determining grant levels that would be competitive with equity awards provided to similarly situated officers in our peer group. In addition to reviewing market data, the committee took into consideration each NEO’s 2011 performance, including his contribution to the company’s 2011 performance, the committee’s expectations of each NEO’s future contributions to the company, internal equity principles, total shares available to be granted, potential stockholder dilution and the expense associated with stock-based compensation. After considering these factors, the committee set a target grant value for Mr. Dvorak that was aligned with the 32nd percentile of the peer group. For the other NEOs, the committee set target grant values ranging from approximately the 31st to the 53rd percentiles of the peer group. The committee considered these target grant values in connection with its determination of each NEO’s total compensation for 2012.

Long-term incentives – grant date fair value in accordance with ASC 718
	50% of value – stock options; 50% of value – PRSUs
Name	2011 ($)	2012 ($)	Percentage Decrease (%)
David C. Dvorak	6,277,000	5,700,136	(9.2)
James. T. Crines	2,249,000	2,050,068	(8.8)
Jeffery A. McCaulley	2,040,000	1,840,161	(9.8)
Bruno A. Melzi	1,883,000	1,725,055	(8.4)
Jeffrey B. Paulsen	1,883,000	1,699,865	(9.7)

Performance-based RSUs.  Beginning in 2009, the committee changed the mix of equity-based awards granted to the NEOs from stock options only to a mix of stock options and PRSUs that combine achievement of an objective performance goal with multi-year vesting requirements. The committee retained a mix of stock options and PRSUs for 2012. Similar to prior years, the mix (based on grant date fair value) in 2012 was approximately 50% stock options and 50% PRSUs.

Performance measure; performance period.  As discussed above, based on stockholder feedback, beginning in 2012 the committee changed the performance measure applicable to the PRSU component of the annual LTI grant from adjusted EPS to iTSR and increased the performance period from one to three years. For the 2012 LTI grant, the committee set target performance for iTSR for the period 2012-2014 at 12%. Possible payouts for the PRSUs range from zero if actual 2012-2014 iTSR is less than 50% of target performance to 200% if actual 2012-2014 iTSR is at least 158.33% of target. The payout percentage is subject to modification (but not below 0% or above 200%) based on iTSR performance relative to the TSR performance of the S&P 500 Healthcare Index over the same period. Shares earned based on 2012-2014 performance will vest in 2015.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

We believe our current plan design is strongly correlated to external TSR. Back testing the iTSR measure revealed historically strong correlation between Zimmer’s iTSR and TSR over three- and five-year periods since 2001. The new design also minimizes duplication with the annual incentive plan and aligns management’s interests with stockholders over a longer time horizon. iTSR is driven by operating profit growth and free cash flow yield, measures that management can influence to support our long-term business strategies.

Stock options.  While the committee changed the mix of equity-based grants beginning in 2009 to introduce PRSUs, it has retained stock options as a component of the annual long-term incentive grant so that a portion of the award will have value only to the extent our stock price rises after the grant date. Stock options vest ratably over four years.

Equity incentive grant practices.  The committee has traditionally approved equity-based awards to NEOs at approximately the same time each year. For 2012, the committee established a mid-March grant date for annual equity grants to all eligible employees. The committee established this date in February. The mid-March grant date timing is driven by these considerations:

—

It coincides with our calendar-year-based performance management cycle, allowing supervisors to communicate the equity award decisions close in time to performance appraisals, which increases the impact of the awards by strengthening the link between pay and performance.

—	It follows the annual earnings release and the filing of our Annual Report on Form 10-K.

—	The annual operating plan is available at that time and is considered by the committee when setting targets for performance measures.

The committee approves target grant values for stock options and PRSUs prior to the grant date. On the grant date, those values are converted to a number of options and PRSUs based on:

—	the average of the high and the low selling prices of our common stock on the grant date; and

—	the same valuation methodology we use to determine the accounting expense of the grants under ASC 718.

The committee typically delegates authority to Mr. Dvorak to grant a limited number of equity-based awards for purposes of attracting new employees, rewarding superior employee performance and recognizing exceptional effort and commitment as he deems appropriate from time to time. He is not authorized to grant awards to executive-level employees or new hires for executive-level positions. The aggregate number of shares underlying all such grants by Mr. Dvorak during 2012 was limited to 225,000. He subsequently reports any such grants he makes to the committee. Grants to new hires and other off-cycle grants are effective on the first trading day of the month following the later of Mr. Dvorak’s approval of the grant or the new hire’s start date.

Under the terms of our management stock incentive plan and corresponding award agreements, the vesting of stock options held for at least one year accelerates upon the employee’s retirement, reaching age 60, death or involuntary termination without cause if the employee executes a general release of claims. In the case of retired or deceased employees, the options remain exercisable for the original option term. If the employee’s employment ends for a reason other than retirement or death as defined in the plan, the employee will have three months from the date of termination to exercise. We believe these practices enhance the effectiveness of stock options granted to more experienced employees. The committee does not consider these accelerated vesting practices when it determines the type or number of awards granted to a particular employee in any given year.

As explained below under the heading “Executive Compensation Recoupment Policy,” cash and equity incentives paid to our executive officers may be subject to recoupment. We also require all employees, including the NEOs, to sign a non-competition agreement as a condition of receiving an equity award. If the employee breaches the non-competition agreement, the committee may require the employee to forfeit his or her award, even if vested. To the extent an award has previously been exercised or becomes non-forfeitable, the committee may require the employee to return any shares of common stock he or she received upon the exercise or the cash proceeds received upon sale.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

Executive stock ownership guidelines.  The NEOs must meet stock ownership guidelines set by the Board. The committee oversees compliance with these guidelines and periodically reviews the guidelines. The guidelines require Mr. Dvorak to own shares with a value equal to at least five times his base salary and the other NEOs to own shares with a value equal to at least three times their base salaries. All shares owned by the executive count toward these guidelines, including shares owned indirectly, shares held in our employee stock purchase plan, as well as restricted shares, RSUs and PRSUs (at the target award level). In addition, one-half of the unrealized gain on vested stock options is counted toward these guidelines. Executives subject to the guidelines may not sell shares acquired through option exercises or vesting of restricted stock, RSUs or PRSUs until the minimum ownership requirements have been satisfied. All NEOs are currently in compliance with the guidelines. We have approved procedures by which every executive officer must obtain clearance prior to selling any shares of our common stock, in part to ensure no executive falls out of compliance with the stock ownership guidelines.

Executive stock ownership guidelines
Name	Salary Multiple	Value	Meets guideline
David C. Dvorak	5x	$4,439,000	Yes
James T. Crines	3x	$1,548,900	Yes
Jeffery A. McCaulley	3x	$1,609,800	Yes
Bruno A. Melzi (1)	3x	$1,715,049	Yes
Jeffrey B. Paulsen	3x	$1,457,100	Yes

(1)	Mr. Melzi’s compensation is paid in Euros. The stock ownership requirement applicable to Mr. Melzi has been converted to U.S. dollars for purposes of this table using the average exchange rate for 2012 of 1 EUR = 1.28497 USD.

Prohibition on pledging and entering into hedging and other arrangements.  Our Stock Trading Policy prohibits directors and executive officers from holding company stock in a margin account or otherwise pledging company stock as collateral for a loan. The policy also prohibits directors and executive officers from entering into hedging, monetization or similar transactions involving the company’s stock that are intended to realize the value of, or limit the risks and rewards of owning, company stock.

Other Compensation

Employment and change in control severance agreements.  We do not have employment agreements with any of our NEOs. However, we have entered into change in control severance agreements with each of them. These agreements are intended to maintain continuity of management, particularly in the context of a transaction in which we undergo a change in control.

These agreements are “double triggered,” which means that an executive is only entitled to severance payments if:

—	we experience a change in control as defined in the agreement; and

—	the executive’s employment with us is terminated.

The committee believes that it is appropriate to provide the NEOs with the specified severance in the event that their employment is terminated in connection with a change in control or their position is modified in such a way as to diminish their compensation, authority or responsibilities. See “Change in Control Arrangements” in the narrative discussion following the Potential Payments upon Termination of Employment table for a more detailed description of the material terms of these agreements.

In 2009, the committee decided that any change in control severance agreement that we enter into with newly hired or promoted executive officers after July 2009 will not contain any tax gross-up provisions. Accordingly, our agreement with Mr. Paulsen contains no tax gross-up provisions.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

Severance benefits (unrelated to a change in control).  We maintain a severance plan generally applicable to all U.S.-based full-time employees, including executives. The plan provides compensation to employees in the event of an involuntary termination without cause, based primarily on the employee’s years of service with us. The severance plan does not discriminate in favor of executives. From time to time when deemed appropriate by the committee after consultation with Towers Watson, we have entered into separately negotiated severance agreements with executives upon their involuntary termination of employment without cause. Whether benefits are payable pursuant to the plan or separate agreement, employees must sign a general release of claims as a condition to receipt of severance benefits and continue to be bound by the terms of their non-competition agreements with us. A former employee who breaches his or her non-competition agreement with us must repay all severance benefits received. In addition, if facts are later discovered that would have warranted an employee’s termination for cause (rather than without cause), the employee must repay to us all severance benefits received.

Mr. Paulsen’s employment with us terminated effective March 20, 2013. As of the date this proxy statement was printed, we had not entered into any separately negotiated severance agreements or arrangements with Mr. Paulsen, and he had not executed a general release of claims in favor of the company, which is a condition to receipt of any severance benefits. If Mr. Paulsen executes a general release of claims, and if we do not enter into a separately negotiated severance agreement with him, then the compensation payable to him in connection with his termination of employment will be of the type indicated in the “Company Initiated (without Cause)” column of the Potential Payments upon Termination of Employment table.

Retirement and other post-employment benefits.  NEOs based in the U.S. may be eligible to participate in the following plans and programs:

—	our 401(k) savings and investment plan (“SIP”);

—	our defined benefit pension plan (“RIP”);

—	the benefit equalization plan that supplements the SIP (“BEP/SIP”); and

—	the benefit equalization plan that supplements the RIP (“BEP/RIP”).

These plans are available to all eligible employees, but only employees hired before September 2, 2002 may participate in the RIP and the BEP/RIP. We originally established these plans in 2001 to maintain levels of benefits consistent with those of our former parent. We have continued to offer these plans in an effort to remain competitive with market practices, retain talented employees, assist employees in preparing for retirement, provide income to employees following retirement and, in the case of the benefit equalization plans, provide benefits to eligible employees that are comparable, as a percentage of compensation, to benefits provided to employees whose compensation is not subject to limits under U.S. law. We believe that the total retirement benefits we provide are comparable to the retirement benefits provided by other companies within the medical device and biotech industries. We took the limited availability of the RIP and the BEP/RIP into account when we determined to provide enhanced benefits to affected employees under our SIP. Additionally, the cost of providing retirement benefits generally affects decisions regarding the types and amounts of other compensation and benefits that we may offer our employee population as a whole, but the provision of, or an NEO’s accumulated benefit under, our retirement plans generally does not affect decisions regarding the types or amounts of other compensation paid to that NEO in a given year. These plans are discussed in greater detail in the narrative following the Pension Benefits in 2012 table.

Retirement and directorship agreements with Mr. Melzi.  In December 2012, Mr. Melzi announced his intention to retire effective as of March 31, 2013 after 23 years of service. In connection with his planned retirement and pursuant to a defined succession plan for the leadership of our EMEA business operations, we entered into a retirement agreement and a post-retirement directorship agreement with Mr. Melzi. The retirement agreement formalizes the separation of the employment relationship and includes customary mutual releases and waivers of claims. The agreement provides that we will pay Mr. Melzi a total of 75,000 Euros (approximately $96,400 based on the average exchange rate for 2012 of 1 EUR = 1.28497 USD) as necessary consideration for the agreement under Italian law. In addition, the agreement provides for statutory payments due, including accrued holiday and unused vacation pay and deferred compensation (Trattamento Fine Rapporto) as of Mr. Melzi’s retirement date.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

Pursuant to the post-retirement directorship agreement, for a three-year period beginning May 1, 2013, Mr. Melzi will serve as a director of certain of our European subsidiaries and will perform related services to assist with the transition of executive leadership responsibilities for our EMEA region. Mr. Melzi will devote an average of four days per week to these responsibilities and will be paid 355,920 Euros annually (approximately $457,300 based on the average exchange rate for 2012 of 1 EUR = 1.28497 USD). In addition, we will reimburse reasonable expenses and provide Mr. Melzi health insurance, use of an automobile, office space and administrative assistance. The agreement also contains provisions regarding non-competition and non-solicitation by Mr. Melzi during the three-year term of the agreement and for 12 months following termination of the agreement.

Disability compensation.  NEOs based in the U.S. may participate in the Restated Zimmer, Inc. Long-Term Disability Income Plan for Highly Compensated Employees. This plan is funded from our general assets and individual disability insurance policies we pay for. The plan provides disability benefits, as a percentage of total compensation, that are comparable to benefits provided to employees whose compensation is not limited for purposes of determining benefits payable under our base long-term disability insurance plan.

Perquisites.  We provide executive officers with a limited range of perquisites or other benefits not generally available to all salaried employees. These include the BEP/SIP, the BEP/RIP and the long-term disability income plan discussed above. We do not provide executives with company cars or car allowances unless they are living overseas and such practices are consistent with local market practice. Non-business use of our aircraft is limited and infrequent. No NEO used our aircraft for non-business purposes during 2012.

In 2012, at the committee’s request, Towers Watson reviewed our existing perquisite program in light of current market practices and emerging trends. This review revealed that, compared to our compensation peer group and general market practice, our perquisites were minimal and consistent with current market trends of decreased perquisite offerings.

The Committee’s Processes and Analyses

Role of Committee and Input from Management

The committee is responsible for determining our executive compensation strategies, structure, policies and programs and must specifically approve compensation actions relating to our NEOs. When setting compensation for our executives, the committee receives input from management and from Towers Watson.

The committee gives significant consideration to the recommendations of management when setting compensation for our NEOs other than Mr. Dvorak. Management’s recommendations include specific amounts for base salaries, target cash incentive opportunities and equity-based awards. These recommendations are developed initially by our human resources personnel. We consider such factors as compensation history, tenure, internal equity, responsibilities and retention concerns to maintain consistency among our executives. These recommendations are then reviewed, and may be changed, by Mr. Dvorak, who also considers his own assessment of the performance of each executive officer other than himself. Mr. Dvorak, our Senior Vice President, Global Human Resources and our Vice President, Global Compensation, Benefits and HRIS participate in committee meetings, at the request of the committee, to provide background information and explanations supporting compensation recommendations.

The committee itself is responsible for reviewing Mr. Dvorak’s performance, without his participation, and determining his compensation. The committee considers the company’s performance on an operational and financial basis and the committee’s assessment of Mr. Dvorak’s contributions during the year and overall performance. The committee receives input and recommendations with respect to Mr. Dvorak’s compensation from Towers Watson.

The committee also reviews and approves actions related to other aspects of compensation that affect employees below the senior executive level, including compensation philosophy, annual incentive plan design and performance goals, equity award design and performance goals, equity value ranges and share pools.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

Use of Peer Group Data

To assess executive compensation levels, equity usage and incentive plan design and for performance comparisons, the committee utilizes compensation data for a peer group of U.S. headquartered publicly traded companies, including other large medical device manufacturers and companies with whom we compete for business and for executive talent. The peer group data is used as one of several inputs the committee considers when making compensation determinations. The following companies make up the peer group:

— C.R. Bard, Inc.	— Medtronic, Inc.
— Becton, Dickinson and Company	— Quest Diagnostics Incorporated
— Boston Scientific Corporation	— St. Jude Medical, Inc.
— CareFusion Corporation	— Stryker Corporation
— Covidien Ltd.	— Thermo Fisher Scientific Inc.
— Hospira, Inc.	— Varian Medical Systems

The committee routinely reviews the continuing relevancy of the companies in the peer group and makes changes as circumstances warrant. In May 2012, the committee reviewed the existing peer group with the assistance of Towers Watson, taking into consideration business focus, market capitalization, revenues and the public availability of compensation and financial performance information, and made no changes in the peer group’s composition. The market capitalizations and revenues of all peer companies fell within a range between approximately one-half to two and one-half times our market capitalization and revenues, with the exception of Medtronic. The committee continued to include Medtronic, despite its larger size, because it competes directly with us for investor capital and talent at all management levels.

Internal Equity Considerations

The committee believes that the position of CEO has the greatest opportunity to impact our performance and to ensure that our most senior executives exhibit the behavior necessary to meet our business and strategic objectives. Accordingly, the committee has historically set CEO compensation higher than the compensation of the next most highly compensated executive officer.

The ratio between CEO and other NEO compensation, or internal pay equity, is sometimes used as a barometer of the reasonableness of CEO compensation. As part of the market review of 2012 compensation described above, the committee reviewed a comparison of our CEO pay multiple (relative to the next most highly compensated executive officer and relative to the average compensation of the other four NEOs) to the CEO pay multiple of each of the companies in our peer group. This comparison revealed that our CEO pay multiple relative to the next most highly compensated executive officer based on target total direct compensation was 2.6, which approximates the median of the peer group. Further, our CEO pay multiple relative to the average compensation of the other four NEOs based on target total direct compensation was 2.8, which approximates the 25th percentile of the peer group.

Use of Tally Sheets

The committee annually reviews tally sheets for each of our NEOs. These tally sheets detail the value of each element of the executive’s compensation for the current and four previous years. The tally sheets serve as a concise historical summary of total compensation and benefits. They also reflect the current realizable value of vested equity awards as well as the value of unvested equity awards. The tally sheets assist the committee in understanding the levels of executive compensation that have been, and are being, received by our NEOs. They also assist the committee in analyzing the potential wealth creation of long-term incentive awards and the retentive value of unvested equity awards.

Role of Compensation Consultant

The committee has instructed Towers Watson to provide advice and guidance to the committee on compensation proposals, including changes to compensation levels, the design of incentive plans, the setting of performance goals, and the design of other forms of compensation and benefits programs, as well as relevant information about market practices and trends. Typically, Towers Watson attends committee meetings, reviews existing

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

compensation programs to ensure consistency with our compensation philosophy and current market practices and produces the comparative information derived from peer group and published survey data that the committee reviews when setting compensation. With respect to 2012, Towers Watson’s major activities included:

—	reviewing the pay-for-performance alignment of our executive compensation programs;

—	reviewing and recommending changes to our annual incentive plan design structure;

—	reviewing and recommending changes to our long-term incentive plan design structure;

—	reviewing the composition of the peer group we use to provide comparative market data;

—	reviewing performance measures and targets for the annual and long-term incentive programs;

—	performing a market review of executive officer compensation, reviewing our executive perquisite program and preparing tally sheets that the committee considered when making compensation decisions;

—	reviewing current issues and trends in executive compensation;

—	assisting with executive compensation disclosures for the annual proxy filing; and

—	updating its assessment of our executive compensation program and its relationship to organizational risk. The results of this assessment are discussed on page 52.

For many years, we have used the services of health and welfare benefit plan consultants formerly associated with the firm of Towers Perrin. As a result of the merger of the Watson Wyatt and Towers Perrin consulting firms in 2010, our longstanding health and welfare consultants are now associated with the same firm as the committee’s compensation consultant.

In accordance with SEC rules, the committee considered the following factors to help it determine whether Towers Watson’s work has raised any conflicts of interest:

The provision of other services to us by Towers Watson:  The following table shows the fees that we paid or accrued for consulting services related to executive or director compensation and all other services provided by Towers Watson in 2012. All of the services described in the following fee table were approved by the committee:

2012
Consulting Fees Related to Executive or Director Compensation	$308,190
Consulting Fees Related to Health and Welfare Benefit Plans	850,000

Total	$1,158,190

The amount of fees received by Towers Watson from us as a percentage of Towers Watson’s total revenue:  The total fees we paid to Towers Watson in 2012 ($1.2 million) represented approximately three hundredths of one percent (0.03%) of Towers Watson’s revenue for its 2012 fiscal year ($3.4 billion).

The policies and procedures of Towers Watson that are designed to prevent conflicts of interest:

Towers Watson has represented to the committee that it has a range of robust policies and protocols in place that are intended to ensure that its advice is fully objective and independent. Among numerous other policies, these include:

—	Neither the lead compensation consultant nor any member of his team participates in any of the other consulting services provided to us by Towers Watson.

—	Neither the lead compensation consultant nor any member of his team is compensated or rewarded in any way for the other consulting services provided to us.

—

In addition, the committee has adopted a policy, described in more detail below, under which the committee must approve in advance all consulting services provided to us by Towers Watson and its affiliates.

No business or personal relationship of the individual consultants with a member of the committee:  Neither the lead compensation consultant nor any member of his team has any such relationship with any member of the committee. In making this determination, the committee was aware that two of its members are employed by companies that utilize Towers Watson for compensation-related services.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

No Zimmer stock owned by the individual consultants:  The lead compensation consultant and the members of his team do not directly own any Zimmer stock.

No business or personal relationship of the individual consultants or Towers Watson with any of our executive officers:

—	Neither the lead compensation consultant nor any member of his team has a business or personal relationship with an executive officer of Zimmer.

—	Aside from the Zimmer business relationship, no executive officer of Zimmer has a business or personal relationship with the firm Towers Watson.

Based on its review of these factors, the committee concluded that the work of Towers Watson did not raise any conflicts of interest.

The committee has adopted a policy under which the committee must approve in advance all consulting services provided to us by Towers Watson and its affiliates. Pursuant to the policy, the Towers Watson fee budget for all services to be provided during the following fiscal year is presented to the committee for review and approval at its December meeting. Having this authority permits the committee to make real time assessments of the magnitude of fees being charged by Towers Watson for other work and, to the extent those fees could give rise to a potential conflict of interest, to disapprove that work. The following additional protocols govern all of Towers Watson’s engagements with us:

—	To the extent that a service can be forecasted in advance, approval may be given by the committee as part of the fee budget presented to the committee.

—

With respect to a service that is identified after the budget is approved, the scope and cost of the service are to be provided to the Vice President, Global Compensation, Benefits and HRIS, who will arrange to obtain approval.

—	The committee has delegated to its Chairman the authority to pre-approve services to be provided by Towers Watson, provided that such services do not exceed an aggregate of $100,000 annually.

—	Any approvals given by the Chairman using this delegation of authority are to be reported to the full committee at its next meeting.

—	Annually, the committee is to receive a report of the total fees we paid to Towers Watson and its affiliates for executive or director compensation services and all other services.

Executive Compensation Recoupment Policy

In February 2011, the Board adopted an executive compensation recoupment policy. This policy applies to the following:

—	cash incentive compensation paid under the EPIP; and

—	equity incentive awards granted to executive officers.

In the event we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under federal securities laws, the Board will review the facts and circumstances that led to the requirement for the restatement and take any actions it deems appropriate with respect to incentive-based compensation. The Board will consider whether an executive officer received compensation based on performance reported, but not actually achieved, or was accountable for the events that led to the restatement, including any misconduct. Actions the Board may take include: seeking recovery of incentive-based compensation received by an executive officer during the three-year period preceding the date we are required to prepare an accounting restatement in excess of what would have been paid to the executive officer under the accounting restatement; imposing disciplinary actions; and pursuing any other remedies. In addition, the committee is monitoring regulatory developments with respect to compensation recoupment policies and will recommend to the Board any changes to the current policy that are necessary or appropriate in light of guidance to be issued by the SEC.

51

ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code (the “Code”) limits the deductibility of compensation paid to the most highly-compensated executive officers of U.S. public companies to $1,000,000 per year unless the compensation qualifies as performance-based. The committee’s policy is to take into account Section 162(m) in establishing compensation of our NEOs. However, the deductibility of some types of compensation payments can depend upon the timing of the vesting or an executive’s exercise of previously granted awards. Interpretations of and changes in applicable tax laws and regulations as well as other factors beyond our control also can affect deductibility of compensation. For these and other reasons, the committee has determined that it will not necessarily seek to limit executive compensation to that sum which is deductible under Section 162(m) of the Code. In 2012, the impact of the Section 162(m) limitation on our after-tax compensation expense was not material.

The EPIP and our equity-based incentive plans contain performance-based conditions and have been approved by stockholders so that payments under those plans can qualify as performance-based compensation. We will continue to monitor developments and assess alternatives for preserving the deductibility of compensation payments and benefits to the extent reasonably practicable, consistent with our compensation policies and what we believe is in the best interests of our stockholders. We are submitting an amended EPIP to stockholders for consideration at this meeting, which is one of the requirements that must be met for the compensation payable under the plan to continue to qualify as performance-based compensation. See “Proposal No. 4: Approval of the Amended Zimmer Holdings, Inc. Executive Performance Incentive Plan” beginning on page 15.

Compensation Committee Report

The Compensation and Management Development Committee of the Board of Directors consists of the five directors named below, each of whom meets the independence standards of the Board’s Corporate Governance Guidelines, the New York Stock Exchange listing standards and applicable securities laws.

We reviewed and discussed with management the Compensation Discussion and Analysis that precedes this report. Based on our review and discussions with management, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Zimmer’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and this proxy statement.

Compensation and Management Development Committee

Arthur J. Higgins, Chairman

Betsy J. Bernard

Gail K. Boudreaux

Marc N. Casper

Cecil B. Pickett, Ph.D.

Compensation Risk Assessment

In 2010, Towers Watson completed a broad assessment of the risks associated with the compensation plans and programs in which our senior executives participate. The components of our senior executive compensation program are part of our global compensation structure, and the majority of the compensation policies or practices that apply to other levels of our employees or to any of our subsidiaries or divisions are included in our senior executive compensation program. In each of 2011 and 2012, at the request of the Compensation and Management Development Committee, Towers Watson updated its earlier assessment. These updates included an examination of the changes in our risk profile during the relevant year for our executive compensation policies and practices. For 2012, consistent with the prior years, Towers Watson found no design features in our executive compensation practices that pose a significant concern from the perspective of motivating senior officers to knowingly expose us to excessive enterprise risk. We believe that our compensation policies and practices do not encourage excessive risk-taking and are not reasonably likely to have a material adverse effect on us.

52

ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

2012 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings(4) ($)		All Other Compensation(5) ($)		Total
(a)	(b)	(c)		(e)	(f)	(g)		(h)		(i)		(j)
David C. Dvorak	2012	883,114		2,850,098	2,850,038	869,371		1,143,665		43,050		8,639,336
President and	2011	865,692		3,277,710	3,000,002	1,050,861		991,848		41,769		9,227,882
Chief Executive Officer	2010	833,654		3,637,854	3,421,600	1,039,475		582,300		40,327		9,555,210

James T. Crines	2012	513,580		1,025,103	1,024,965	333,794		805,294		26,929		3,729,665
Executive Vice President,	2011	503,454		1,174,454	1,074,980	394,708		725,623		26,023		3,899,242
Finance and Chief	2010	489,331		1,311,252	1,235,780	404,739		486,406		25,387		3,952,895
Financial Officer

Jeffery A. McCaulley	2012	533,773		920,160	920,001	368,346		—		51,553		2,793,833
President, Zimmer	2011	523,262		1,065,231	975,008	401,865		—		44,743		3,010,109
Reconstructive	2010	510,191		1,125,588	1,059,240	415,890		—		122,382		3,233,291

Bruno A. Melzi(6)	2012	569,288	(7)	862,525	862,530	393,739	(7)	96,401	(7)	57,773	(7)	2,842,256
Chairman, Europe,	2011	604,434	(7)	983,413	900,028	448,793	(7)	105,687	(7)	88,720	(7)	3,131,075
Middle East and Africa	2010	563,026	(7)	1,125,588	1,059,240	426,016	(7)	83,843	(7)	121,394	(7)	3,379,107

Jeffrey B. Paulsen(8)	2012	483,141		849,866	849,999	—		—		41,322		2,224,328
Group President,	2011	473,615		983,413	900,028	328,855		—		40,878		2,726,789
Global Businesses	2010	465,000		1,393,508	1,304,940	341,319		—		584,610		4,089,377

(1)	Represents the grant date fair value of stock awards determined in accordance with ASC 718. For a discussion of the assumptions made in the valuation of the awards, see Note 3 to the Consolidated Financial Statements included in our Annual Reports on Form 10-K for the years ended December 31, 2012, December 31, 2011 and December 31, 2010. The 2012 and 2011 stock awards consist of PRSUs. The 2010 stock awards consist of PRSUs and, with respect to Mr. Paulsen, a grant of time-based RSUs. We do not pay or accrue dividends or dividend equivalents on PRSUs or RSUs. PRSU amounts represent the value at the grant date based upon the probable outcome of the performance conditions. The following table presents the grant date fair value of the PRSUs included in the “Stock Awards” column and the grant date fair value of these awards assuming that the highest level of performance conditions would be achieved:

	2012 PRSU Awards		2011 PRSU Awards		2010 PRSU Awards
Name	Grant Date Fair Value (Based on Probable Outcome) ($)	Grant Date Fair Value (Based on Maximum Performance) ($)	Grant Date Fair Value (Based on Probable Outcome) ($)	Grant Date Fair Value (Based on Maximum Performance) ($)	Grant Date Fair Value (Based on Probable Outcome) ($)	Grant Date Fair Value (Based on Maximum Performance) ($)
David C. Dvorak	2,850,098	5,699,863	3,277,710	4,916,319	3,637,854	5,456,781
James T. Crines	1,025,103	2,049,872	1,174,454	1,761,594	1,311,252	1,966,878
Jeffery A. McCaulley	920,160	1,839,987	1,065,231	1,597,766	1,125,588	1,688,382
Bruno A. Melzi	862,525	1,725,051	983,413	1,475,046	1,125,588	1,688,382
Jeffrey B. Paulsen	849,866	1,700,064	983,413	1,475,046	893,508	1,340,262
(2)	Represents the grant date fair value of option awards determined in accordance with ASC 718. For a discussion of the assumptions made in the valuation of our stock options, see Note 3 to the Consolidated Financial Statements included in our Annual Reports on Form 10-K for the years ended December 31, 2012, December 31, 2011 and December 31, 2010.

(3)	Amounts reported consist solely of awards made under the EPIP. We provide more information regarding the EPIP above under “Compensation Discussion and Analysis – Executive Compensation for 2012 – Annual Cash Incentives.”

(4)

Amounts reported represent the change in actuarial present value of the NEO’s accumulated benefit under the plans indicated below from December 31, 2011 to December 31, 2012, from December 31, 2010 to December 31, 2011, and from December 31, 2009 to December 31, 2010, respectively. The accumulated benefit is the benefit to which the NEO would be entitled had he terminated employment as of December 31 of such year and elected to commence his benefit at

53

ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

the earliest age at which he would receive an unreduced benefit, assuming he had met the eligibility conditions, payable as a monthly benefit for as long as the executive lived. Messrs. McCaulley and Paulsen are not eligible to participate in our defined benefit pension plans.

Name	2012	2011	2010
David C. Dvorak
RIP(a)	120,242	105,160	57,899
BEP/RIP(a)	1,023,423	886,688	524,411

	1,143,665	991,848	582,300
James T. Crines
RIP(a)	152,526	141,724	82,546
BEP/RIP(a)	652,768	583,899	403,860

	805,294	725,623	486,406
Jeffery A. McCaulley	—	—	—
Bruno A. Melzi
Trattamento Fine Rapporto, an Italian pension plan(b)	96,401	105,687	83,843
Jeffrey B. Paulsen	—	—	—

(a)	RIP refers to our defined benefit pension plan, the Retirement Income Plan. BEP/RIP refers to the benefit equalization plan that supplements the RIP. The expected benefit payments are discounted using interest and mortality assumptions to produce the present value of the accumulated benefit as of December 31 of such year. With respect to the RIP, the assumed interest rates for 2012, 2011 and 2010 are 4.32%, 5.05% and 5.82%, respectively. The mortality assumption for 2012 is based on the 2013 PPA Mortality Table. The mortality assumption for 2011 is based on the 2012 PPA Mortality Table. The mortality assumption for 2010 is based on the 1994 Group Annuity Mortality Tables for men and women. With respect to the BEP/RIP, the assumed interest rates are 1.00% for the first 5 years, 3.57% for the next 15 years and 4.77% for years above 20 and the mortality assumption is based on the 2013 Internal Revenue Service (“IRS”) mortality table.

(b)	Amounts were calculated in Euros and converted to U.S. Dollars using the average exchange rate for 2012, 2011 and 2010 of 1 EUR = 1.28497 USD, 1 EUR = 1.39266 USD and 1 EUR = 1.32928 USD, respectively.

(5)	With respect to Messrs. Dvorak, Crines, McCaulley and Paulsen, amounts reported for 2012 include the following:

	Mr. Dvorak	Mr. Crines	Mr. McCaulley	Mr. Paulsen
Company contributions to the SIP, our 401(k) savings plan	$11,025	$11,025	$19,600	$19,600
Company contributions to the BEP/SIP, a benefit equalization plan that supplements the SIP	28,490	11,861	22,592	18,561

With respect to Mr. Melzi, amounts reported for 2012 include the items described in the table below as well as company-paid supplemental health insurance premiums and claims and the cost of an annual medical checkup.

Mr. Melzi
Holiday and unused vacation pay	10,501
Company contributions to Fondo Mario Negri, an Italian pension plan	10,683
Incremental cost of company-provided automobile	33,147

(6)	Mr. Melzi will retire from the company effective as of March 31, 2013. For a summary of the retirement agreement and the post-retirement directorship agreement we entered into with Mr. Melzi, see “ — Compensation Discussion and Analysis — Executive Compensation for 2012 – Other Compensation — Retirement and directorship agreements with Mr. Melzi.”

(7)	Mr. Melzi’s compensation is paid in Euros and has been converted to U.S. Dollars (a) for 2012 compensation, using the average exchange ratio for 2012 of 1 EUR = 1.28497 USD; (b) for 2011 compensation, using the average exchange rate for 2011 of 1 EUR = 1.39266 USD; and (c) for 2010 compensation, using the average exchange rate for 2010 of 1 EUR = 1.32928 USD.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

(8)	Mr. Paulsen’s employment with us terminated effective March 20, 2013. As of the date this proxy statement was printed, we had not entered into any separately negotiated severance agreements or arrangements with Mr. Paulsen, and he had not executed a general release of claims in favor of the company, which is a condition to receipt of any severance benefits pursuant to either a separately negotiated agreement or our severance plan generally applicable to all U.S.-based full-time employees. If Mr. Paulsen executes a general release of claims, and if we do not enter into a separately negotiated severance agreement with him, then the compensation payable to him in connection with his termination of employment will be of the type indicated in the “Company Initiated (without Cause)” column of the Potential Payments upon Termination of Employment table.

GRANTS OF PLAN-BASED AWARDS IN 2012

The following table provides additional information about the non-equity incentive plan awards, stock and option awards granted to the NEOs during 2012. The non-equity incentive plan awards were granted under the EPIP and the stock and option awards were granted under the 2009 Plan.

		Date of Comp. Committee Action	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards (1) ($/Sh)	Closing Market Price on Date of Grant ($/Sh)	Grant Date Fair Value of Stock and Option Awards (2) ($)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(j)	(k)		(l)
David C. Dvorak	—	—	551,946	1,103,893	2,207,785	—	—	—	—	—	—	—
	03/19/12	02/21/12	—	—	—	21,340	42,775	85,545	—	—	—	2,850,098
	03/19/12	02/21/12	—	—	—	—	—	—	184,230	64.13	64.32	2,850,038

James T. Crines	—	—	205,432	410,864	821,728	—	—	—	—	—	—	—
	03/19/12	02/21/12	—	—	—	7,695	15,385	30,765	—	—	—	1,025,103
	03/19/12	02/21/12	—	—	—	—	—	—	66,255	64.13	64.32	1,024,965

Jeffery A. McCaulley	—	—	213,509	427,018	854,037	—	—	—	—	—	—	—
	03/19/12	02/21/12	—	—	—	6,905	13,810	27,615	—	—	—	920,160
	03/19/12	02/21/12	—	—	—	—	—	—	59,470	64.13	64.32	920,001

Bruno A. Melzi	—	—	213,483	426,966	853,931	—	—	—	—	—	—	—
	03/19/12	02/21/12	—	—	—	6,475	12,945	25,890	—	—	—	862,525
	03/19/12	02/21/12	—	—	—	—	—	—	55,755	64.13	64.32	862,530

Jeffrey B. Paulsen	—	—	181,178	362,356	724,712	—	—	—	—	—	—	—
	03/19/12	02/21/12	—	—	—	6,375	12,755	25,515	—	—	—	849,866
	03/19/12	02/21/12	—	—	—	—	—	—	54,945	64.13	64.32	849,999

(1)	The committee set the exercise price of stock options at fair market value on the date of grant. The 2009 Plan defines “fair market value” as the average of the high and low selling prices of our common stock on the New York Stock Exchange on the date of grant. An exercise price in excess of fair market value may be used for employees based outside the United States.

(2)	Amounts represent the grant date fair value of stock and option awards determined in accordance with ASC 718. With respect to equity incentive plan awards, amounts represent the value at the grant date of PRSUs based upon the probable outcome of the performance conditions. For a discussion of the assumptions made in the valuation of our equity awards, see Note 3 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2012.

(3)	Mr. Melzi’s compensation is paid in Euros and has been converted to U.S. Dollars using the average exchange rate for 2012 of 1 EUR = 1.28497 USD.

Narrative Discussion

Non-Equity Incentive Plan Awards.  The non-equity incentive plan awards reflected in columns (c) through (e) represent the EPIP incentive opportunity for 2012. Amounts actually earned for 2012 performance are shown in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.” Material terms of the EPIP awards, including a discussion of the applicable performance measures and target and actual performance for 2012, are described above under “Compensation Discussion and Analysis – Executive Compensation for 2012 – Annual Cash Incentives.”

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

Equity Incentive Plan Awards.  The equity incentive plan awards reflected in columns (f) through (h) represent PRSUs. The grant date fair value of these PRSUs was $66.63 per unit. Material terms of the PRSUs, including a discussion of the applicable performance measure and target performance for the three-year performance period ending December 31, 2014, are described above under “Compensation Discussion and Analysis – Executive Compensation for 2012 – Equity-Based Incentives.” We do not pay or accrue dividends or dividend equivalents on PRSUs.

Option Awards.  The option awards reflected in column (j) represent nonqualified stock options. The grant date fair value of these awards was $15.47 per option, as determined using a Black-Scholes option pricing model. The stock options generally become exercisable in four equal installments on the first through fourth anniversaries of the grant date, contingent on continued employment through the applicable vesting date (unless termination of employment occurs following the first anniversary of the grant date as a result of death or retirement, as defined in the 2009 Plan, or as a result of involuntary termination without cause following the first anniversary of the grant date and the executive signs a general release of claims in favor of the company). Other material terms of our option awards are described above under “Compensation Discussion and Analysis – Executive Compensation for 2012 – Equity-Based Incentives – Stock options” and “– Equity incentive grant practices.”

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT 2012 FISCAL YEAR-END

	Option Awards(1)					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price(2) ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(3) (#)	Market Value of Shares or Units of Stock That Have Not Vested(4) ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested(3) (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(4) ($)
(a)		(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
David C. Dvorak	03/19/2012	—	184,230	64.13	03/18/2022
	03/16/2011	40,962	122,883	60.01	03/15/2021
	03/16/2010	94,000	94,000	58.02	03/15/2020
	02/17/2009	167,025	55,675	39.94	02/16/2019
	02/19/2008	200,000	—	76.33	02/18/2018
	05/01/2007	100,000	—	88.76	04/30/2017
	02/06/2007	52,500	—	83.68	02/05/2017
	01/18/2006	55,000	—	71.06	01/17/2016
	01/18/2005	23,408	—	79.60	01/17/2015
	01/18/2005	34,833	—	79.60	01/17/2015
	01/14/2004	73,333	—	70.33	01/13/2014
	01/13/2003	66,000	—	39.53	01/12/2013
	03/19/2012							42,775	2,851,382
	03/16/2011					56,168	3,744,159
	03/16/2010					42,460	2,830,384
	02/17/2009					13,967	931,040
James T. Crines	03/19/2012	—	66,255	64.13	03/18/2022
	03/16/2011	14,678	44,032	60.01	03/15/2021
	03/16/2010	33,950	33,950	58.02	03/15/2020
	02/17/2009	58,425	19,475	39.94	02/16/2019
	02/12/2008	71,250		78.53	02/11/2018
	05/01/2007	25,000	—	88.76	04/30/2017
	02/06/2007	37,500	—	83.68	02/05/2017
	01/18/2006	51,000	—	71.06	01/17/2016
	01/18/2005	16,385	—	79.60	01/17/2015
	01/18/2005	24,383	—	79.60	01/17/2015
	01/14/2004	46,200	—	70.33	01/13/2014
	03/19/2012							15,385	1,025,564
	03/16/2011					20,126	1,341,599
	03/16/2010					15,304	1,020,165
	02/17/2009					4,882	325,434
Jeffery A. McCaulley	03/19/2012	—	59,470	64.13	03/18/2022
	03/16/2011	13,313	39,937	60.01	03/15/2021
	03/16/2010	29,100	29,100	58.02	03/15/2020
	02/17/2009	50,100	16,700	39.94	02/16/2019
	12/01/2008	45,455	—	36.19	11/30/2018
	03/19/2012							13,810	920,575
	03/16/2011					18,254	1,216,812
	03/16/2010					13,138	875,779
	02/17/2009					4,189	279,239
	12/01/2008					5,757	383,762
Bruno A. Melzi	03/19/2012	—	55,755	64.13	03/18/2022
	03/16/2011	49,155	—	60.01	03/15/2021
	03/16/2010	40,000	—	58.02	03/15/2020
	02/12/2008	52,500	—	78.53	02/11/2018
	02/06/2007	52,500	—	83.68	02/05/2017
	01/18/2006	57,000	—	71.06	01/17/2016
	01/18/2005	25,536	—	79.60	01/17/2015
	01/18/2005	38,000	—	79.60	01/17/2015
	03/19/2012							12,945	862,914
	03/16/2011					16,852	1,123,354
	03/16/2010					13,138	875,779
	02/17/2009					4,189	279,239
Jeffrey B. Paulsen	03/19/2012	—	54,945	64.13	03/18/2022
	03/16/2011	12,289	36,866	60.01	03/15/2021
	03/16/2010	23,100	23,100	58.02	03/15/2020
	01/04/2010	19,125	6,375	59.73	01/03/2020
	03/19/2012							12,755	850,248
	03/16/2011					16,852	1,123,354
	03/16/2010					10,428	695,130
	01/04/2010					8,371	558,011

57

ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

(1)	Stock options become exercisable in accordance with the following vesting schedule. Option awards may vest on an accelerated basis after the executive has held the award for at least one year if the executive reaches age 60 or retires, or if the executive’s employment is terminated involuntarily without cause and the executive signs a general release of claims in favor of the company.

Grant Date	Vesting
03/19/2012	25% per year beginning on the first anniversary of the grant date
03/16/2011	25% per year beginning on the first anniversary of the grant date
03/16/2010	25% per year beginning on the first anniversary of the grant date
01/04/2010	25% per year beginning on the first anniversary of the grant date
02/17/2009	25% per year beginning on the first anniversary of the grant date
12/01/2008	25% per year beginning on the first anniversary of the grant date
02/19/2008	25% per year beginning on the first anniversary of the grant date
02/12/2008	25% per year beginning on the first anniversary of the grant date
05/01/2007	25% per year beginning on the first anniversary of the grant date
02/06/2007	25% per year beginning on the first anniversary of the grant date, except that, with respect to Mr. Melzi, 75% became exercisable on the third anniversary and 25% became exercisable on the fourth anniversary, pursuant to Italian law
01/18/2006	25% per year beginning on the first anniversary of the grant date
01/18/2005	25% became exercisable on 02/17/2006 following certification of our achievement of performance measures based on 2005 performance; the remaining 75% became exercisable ratably on the second through fourth anniversaries of the grant date
01/18/2005	25% per year beginning on the first anniversary of the grant date
01/14/2004	25% per year beginning on the first anniversary of the grant date
01/13/2003	25% per year beginning on the first anniversary of the grant date

(2)	The option exercise price is equal to the average of the high and low selling prices of our common stock as reported by the New York Stock Exchange on the date of grant.

(3)	Restricted stock, RSUs and PRSUs vest in accordance with the following schedule.

Grant Date	Type of Award	Vesting
03/19/2012	PRSUs	100% on the third anniversary, contingent upon 2012-2014 performance
03/16/2011	PRSUs	33 1/3% per year beginning on the second anniversary, contingent upon 2011 performance
03/16/2010	PRSUs	33 1/3% per year beginning on the second anniversary, contingent upon 2010 performance
01/04/2010	RSUs	33 1/3% per year beginning on the third anniversary of the grant date
02/17/2009	PRSUs	33 1/3% per year beginning on the second anniversary, contingent upon 2009 performance
12/01/2008	Restricted stock	33 1/3% per year beginning on the third anniversary of the grant date

(4)	Market value is calculated by multiplying the number of shares in column (g) or (i), as applicable, by $66.66, the closing price of our common stock as reported by the New York Stock Exchange on December 31, 2012.

OPTION EXERCISES AND STOCK VESTED IN 2012

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
(a)	(b)	(c)	(d)	(e)
David C. Dvorak	—	—	42,711	2,704,804
James T. Crines	14,569	359,563	16,290	1,033,107
Jeffery A. McCaulley	—	—	16,517	1,058,734
Bruno A. Melzi	18,200	164,528	10,760	678,945
Jeffrey B. Paulsen	—	—	5,215	334,282

58

ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

(1)	Value realized is calculated on the basis of the difference between the exercise price and the closing price of our common stock as reported by the New York Stock Exchange on the date of exercise, multiplied by the number of shares of common stock underlying the options exercised.

(2)	Value realized is calculated by multiplying the closing price of our common stock on the New York Stock Exchange on the date of vesting by the number of shares of common stock that vested.

PENSION BENEFITS IN 2012

Name	Plan Name(1)	Number of Years Credited Service (#)	Present Value of Accumulated Benefit(2) ($)
(a)	(b)	(c)	(d)
David C. Dvorak	RIP	11.135	449,649
	BEP/RIP	11.135	3,220,723
James T. Crines	RIP	17.387	638,111
	BEP/RIP	17.387	2,393,025
Jeffery A. McCaulley(3)	N/A	—	—
Bruno A. Melzi	Trattamento Fine Rapporto	22.817	1,042,602	(4)
Jeffrey B. Paulsen(3)	N/A	—	—

(1)	The full name of the plan referred to as the RIP is the Zimmer Holdings, Inc. Retirement Income Plan. The full name of the plan referred to as the BEP/RIP is the Restated Benefit Equalization Plan of Zimmer Holdings, Inc. and its Subsidiary or Affiliated Corporations Participating in the Zimmer Holdings, Inc. Retirement Income Plan or the Zimmer Puerto Rico Retirement Income Plan.

(2)	The accumulated benefit is the benefit to which the NEO would be entitled had he terminated employment on December 31, 2012 and elected to commence his benefit at the earliest age at which he would receive an unreduced benefit, assuming he had met the eligibility conditions, payable as a monthly benefit for as long as he lived. The expected benefit payments are discounted using interest and mortality assumptions to produce the present value of the accumulated benefit as of December 31, 2012. With respect to the RIP, the assumed interest rate is 4.32% and the mortality assumption is based on the 2013 PPA Mortality Table. With respect to the BEP/RIP, the assumed interest rates are 1.00% for the first 5 years, 3.57% for the next 15 years and 4.77% for years above 20 and the mortality assumption is based on the 2013 IRS mortality table.

(3)	Messrs. McCaulley and Paulsen are not eligible to participate in our defined benefit pension plans.

(4)	Mr. Melzi’s compensation is paid in Euros and has been converted to U.S. Dollars using the average exchange rate for 2012 of 1 EUR = 1.28497 USD.

Narrative Discussion

The following narrative describes the retirement plans our NEOs participated in during 2012.

Retirement Income Plan.  The RIP covers all non-union U.S. employees who had become participants prior to September 2, 2002. Messrs. Dvorak and Crines are the only NEOs who were active participants in the RIP at December 31, 2012. We pay the entire cost of the RIP. Participants cannot make contributions to the RIP.

Benefits under the RIP are determined based upon the following factors:

—	Final average compensation which is equal to the average of the highest five consecutive years of pension compensation during the 10 years immediately prior to the participant’s date of termination.

—	Pension compensation is equal to the participant’s annualized base salary plus regular incentive award payments received during the year.

—	Pension compensation is limited to $250,000 for 2012. This limit increases annually by inflation.

—	Years of service include service earned while an employee of our former parent company. Service is capped at 40 years.

59

ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

—	Estimated Social Security benefit payable at age 65.

—	Value of retirement benefits that will be paid from our former parent company’s retirement plan.

The retirement benefit payable at age 65 equals (1) 2% times final average compensation times years of service less (2) estimated Social Security benefit divided by 70 times years of service less (3) value of retirement benefits payable to the participant from the former parent company’s retirement plan.

Years of service in column (c) of the above table excluding service with the former parent would be 11.135 years for Mr. Dvorak and 11.0 years for Mr. Crines.

A participant may commence his retirement benefit prior to age 65. If the benefit commences prior to age 65, it is reduced to recognize that the participant will likely receive the benefit for more years than if he had waited until age 65 to commence the benefit. The reduction in the benefit depends upon the number of years of service the participant has accrued at retirement. The following table sets forth the percentage reduction in the benefit at each year from age 65 down to age 55.

Retirement Age	5 or More Years of Service But Less Than 10	10 or More Years of Service
65	0%	0%
64	10%	0%
63	18%	0%
62	26%	0%
61	32%	0%
60	38%	0%
59	44%	4%
58	49%	8%
57	53%	12%
56	57%	16%
55	61%	20%

A participant may elect between a number of optional forms of annuity payments and, if he retires from active employment, a lump sum distribution of the value of his age 65 benefit. In lieu of the full annuity options, the participant may elect a partial annuity option for the portion of his benefit accrued after December 31, 2002, plus a lump sum distribution of the value of his benefit accrued as of December 31, 2002 (“2002 lump sum”). All full and partial annuity/2002 lump sum optional forms of payment are approximately equal to each other in value.

The RIP is a qualified plan under the Code and is funded entirely by us. We deposit contributions into a trust for the benefit of plan participants. The assets may only be used to pay participants’ retirement benefits and plan expenses.

Benefit Equalization Plan of the Retirement Income Plan.  The BEP/RIP supplements the RIP. Like the RIP, the BEP/RIP is available only to non-union U.S. employees hired before September 2, 2002. The plan generally uses the same benefit formula as the RIP described above with the following exceptions:

—	Limitation on compensation is ignored.

—	40 year service limitation is ignored.

—	Regular incentive award payments paid during the year are replaced by regular incentive award payments earned during the year.

—	A participant will receive a lump sum payment of his entire benefit. In accordance with Section 409A of the Code, payments are delayed six months from the date of separation from service.

The participant’s benefit from the BEP/RIP is reduced by the benefit payable from the RIP. The primary purpose of the BEP/RIP is to provide retirement benefits to executives that are comparable, as a percentage of compensation, to benefits provided to employees whose compensation has not been limited by the annual compensation limit under U.S. law.

60

ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

The BEP/RIP is a “non-qualified plan” under the Code. We do not make contributions for the benefit of the plan participants into a trust. Therefore, when benefits are paid, they are distributed from our general assets. The promise to provide these benefits is limited to our ability to pay the benefits in the event of our bankruptcy or insolvency.

The committee has granted additional years of service in excess of a participant’s actual years of service only twice. None of the NEOs has been granted additional service credit. We do not expect the committee to grant any additional service credit in the future.

U.S. Executives Eligible for Early Retirement.  None of the U.S.-based NEOs meets the conditions for early retirement.

Non-U.S. Pension Plans.  We maintain a number of pension plans for our employees whose principal place of employment is outside the United States. These pension plans are governed, and in some cases mandated, by the laws of the applicable countries and can vary significantly from plan to plan. As a resident of Italy, Mr. Melzi’s pension benefits will be provided under plans regulated by Italian law and labor agreements. Mr. Melzi participates in a defined contribution type plan known as the Trattamento Fine Rapporto (“TFR”). We contribute a percentage of Mr. Melzi’s pay into the TFR. At the time Mr. Melzi’s employment with us terminates, he will be entitled to receive the account balance held for him in the TFR.

NONQUALIFIED DEFERRED COMPENSATION IN 2012

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Balance at Last FYE ($)(4)
(a)	(b)	(c)	(d)	(f)
David C. Dvorak	1,093,286	28,490	1,052,126	7,783,495
James T. Crines	26,358	11,861	2,528	218,615
Jeffery A. McCaulley	17,026	22,592	8,432	87,116
Bruno A. Melzi	—	—	—	—
Jeffrey B. Paulsen	16,320	18,561	4,450	74,001

(1)	Amounts shown in this column are or were previously reported in the Summary Compensation Table, as follows:

	Amount Reported as Salary in the Summary Compensation Table of this Proxy Statement ($)	Amount Reported as Non-Equity Incentive Compensation in the Summary Compensation Table of 2012 Proxy Statement ($)
Mr. Dvorak	94,967	998,319
Mr. Crines	26,358	—
Mr. McCaulley	17,026	—
Mr. Melzi	—	—
Mr. Paulsen	16,320	—

(2)	The amounts shown in this column are reported in the Summary Compensation Table as part of All Other Compensation.

(3)	The amounts shown in this column are not reported as compensation in the Summary Compensation Table as they do not represent above-market or preferential earnings on deferred compensation.

(4)	Of the amounts shown in this column, the following amounts are or were previously reported in the Summary Compensation Table:

61

ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

Aggregate Amount Reported in the Summary Compensation Table of this and prior Proxy Statements ($)
Mr. Dvorak	6,000,221
Mr. Crines	200,058
Mr. McCaulley	79,568
Mr. Melzi	—
Mr. Paulsen	69,001

The following is a description of the two plans that allowed NEOs to defer 2012 compensation.

Benefit Equalization Plan of the Zimmer Holdings, Inc. Savings and Investment Program.  The BEP/SIP is a non-qualified plan that supplements the SIP. It provides an opportunity for eligible executives to make pre-tax deferrals once their base pay reaches the maximum compensation limit for tax-qualified plans. A participant may elect to defer under this plan, on a pre-tax basis, up to 30% of base pay in excess of the maximum compensation limit, which was $250,000 for 2012. A participant’s pre-tax savings contribution percentage under this plan will be equal to his total pre-tax and after-tax savings percentage under the SIP as of the beginning of a year and may not be changed during the year. Participants must elect to defer compensation under the BEP/SIP by December 31 of the year preceding the year in which the compensation will be earned. Deferral elections remain in effect for future years unless a participant elects, as of the beginning of a subsequent year, to suspend his deferral election. Participants may also receive company contributions under this plan that they would otherwise forego under the SIP because of U.S. tax law limitations.

The plan does not offer any above-market rates of return. Participants may select from various investment alternatives to serve as the measure of investment earnings on their accounts. Investment alternatives under this plan are the same as those offered under the SIP. During 2012, the investment alternatives included approximately two dozen different mutual funds from a number of different fund families. Our contributions follow the investment direction of participant contributions. Participants may change the investment direction of their existing account balances at any time by contacting the plan administrator. During 2012, the rates of return of the various investment alternatives available under the plan ranged from 0.01% to 26.15%.

We do not hold contributions to the plan in a trust and, therefore, they may be subject to the claims of our creditors in the event of our bankruptcy or insolvency. When payments come due under the plan, we distribute cash from our general assets. The plan does not permit loans. During employment, the plan permits withdrawals only for extreme financial hardship or unforeseen emergencies. A participant must withdraw all available funds from his SIP account before making a withdrawal from this plan. If a participant makes a withdrawal from this plan, his contributions to the plan will be suspended for the remainder of the year.

Unless a participant elected otherwise, his account balance will be paid in a single lump sum following separation of service. For amounts deferred prior to 2008, a participant may have irrevocably elected, however, prior to the beginning of each year, to defer receipt of the portion of his account balance attributable to that year’s contributions for a period of one to five years following retirement and/or to have that amount paid in equal annual installments following retirement over a period of (1) up to 15 years, (2) the participant’s life expectancy, or (3) the joint life expectancy of the participant and his designated beneficiary. Despite any election that a participant might have made, if the participant terminates employment prior to attaining age 55 with at least ten years of service, or if the participant’s account balance at the time of retirement is $15,000 or less, the participant’s account balance will be paid in a single lump sum following his termination of employment or retirement. In accordance with Section 409A of the Code, payments are delayed six months following a participant’s separation from service.

Executive Performance Incentive Plan.  The EPIP allows an executive to elect to defer, on a pre-tax basis, from 25% to 95% of his annual incentive award. To be effective, a participant must make the election by December 31 of the year preceding the year in which the annual incentive award would otherwise be payable.

The plan does not offer any above-market rates of return. Participants may select from various investment alternatives to serve as the measure of investment earnings on their accounts, including an equity index fund and

62

ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

a bond index fund. Participants may change the investment direction of their existing account balances as of January 1 of any year. During 2012, the rates of return of the various investment alternatives available under the plan ranged from 10.36% to 24.78%.

We do not hold contributions to the plan in a trust and, therefore, they may be subject to the claims of our creditors in the event of our bankruptcy or insolvency. When payments come due under the plan, we distribute cash from our general assets. The plan does not permit loans or withdrawals during employment.

Unless a participant elected otherwise, his account balance will be paid in a single lump sum six months after separation of service. For amounts deferred prior to 2008, a participant may have irrevocably elected, prior to the beginning of each year, to defer receipt of the portion of his account balance attributable to that year’s contributions for a period of one to five years following termination of employment and/or to have that amount paid in equal annual installments following termination over a period of (1) up to ten years, (2) the participant’s life expectancy, or (3) the joint life expectancy of the participant and his designated beneficiary.

Our obligation to make payments to a participant will terminate if, after termination of employment, the participant either discloses our confidential information to unauthorized persons or otherwise conducts himself in a manner which the committee determines is contrary to our best interests.

63

ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT

The table below reflects the estimated amount of compensation payable to each of the NEOs in the event of termination of his employment. The table shows the potential compensation payable upon a termination following a change in control, voluntary resignation, retirement, death, disability, company-initiated (with cause) termination and company-initiated (without cause) termination, assuming such termination was effective as of December 31, 2012. The table excludes certain amounts payable pursuant to plans that do not discriminate in favor of executive officers and that are available generally to all salaried employees. The amounts shown are only estimates of the amounts that would be payable to the NEOs upon termination of employment and do not reflect tax positions we may take or the accounting treatment of such payments. Actual amounts to be paid can only be determined at the time of separation.

	Termination Scenario
Compensation Components	Change in Control($)	Voluntary Resignation($)	Retirement($)	Death($)	Disability($)	Company- Initiated (with Cause)($)	Company- Initiated (without Cause)($)
David C. Dvorak
Severance – Salary(1)	1,775,600	—	—	—	—	—	—
Severance – EPIP Award(2)	2,219,500	—	—	—	—	—	—
2012 EPIP Award(3)	1,109,750	—	—	869,371	869,371	—	—
Stock Options(4)	10,921,115	7,338,045	7,338,045	10,455,013	8,825,681	7,338,045	10,455,013
RSUs(6)	10,356,964	—	—	7,505,583	931,040	—	2,773,231
RIP(7)	320,473	320,473	320,473	216,105	320,473	320,473	320,473
Nonqual. Pension & Def. Comp.
BEP/RIP(8)	3,014,293	1,985,000	1,985,000	1,477,416	1,985,000	1,985,000	1,985,000
BEP/SIP(9)	1,010,741	1,010,741	1,010,741	1,010,741	1,010,741	1,010,741	1,010,741
EPIP(10)	6,772,754	6,772,754	6,772,754	6,772,754	6,772,754	6,772,754	6,772,754
Health and Welfare(11)	63,789	—	—	—	—	—	—
Disability(12)	—	—	—	—	7,741,649	—	—
Outplacement(13)	25,000	—	—	—	—	—	—
Gross-up(14)	5,514,696	—	—	—	—	—	—
James T. Crines
Severance – Salary(1)	1,032,600	—	—	—	—	—	—
Severance – EPIP Award(2)	826,080	—	—	—	—	—	—
2012 EPIP Award(3)	413,040	—	—	333,794	333,794	—	—
Stock Options(4)	3,343,024	1,981,262	1,981,262	3,175,398	2,501,634	1,981,262	3,175,398
RSUs(6)	3,712,762	—	—	2,687,198	325,434	—	989,119
RIP(7)	454,793	454,793	454,793	358,351	454,793	454,793	454,793
Nonqual. Pension & Def. Comp.
BEP/RIP(8)	2,218,635	1,561,898	1,561,898	1,285,358	1,561,898	1,561,898	1,561,898
BEP/SIP(9)	218,615	218,615	218,615	218,615	218,615	218,615	218,615
Health and Welfare(11)	42,526	—	—	—	—	—	—
Disability(12)	—	—	—	—	2,415,132	—	—
Outplacement(13)	25,000	—	—	—	—	—	—

64

ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

	Termination Scenario
Compensation Components	Change in Control($)	Voluntary Resignation($)	Retirement($)	Death($)	Disability($)	Company- Initiated (with Cause)($)	Company- Initiated (without Cause)($)
Jeffery A. McCaulley
Severance – Salary(1)	1,073,200	—	—	—	—	—	—
Severance – EPIP Award(2)	858,560	—	—	—	—	—	—
2012 EPIP Award(3)	429,280	—	—	368,346	368,346	—	—
Stock Options(4)	4,177,329	3,063,641	3,063,641	4,026,870	3,509,865	3,063,641	4,026,870
Restricted Stock(5)	383,762	—	—	383,762	383,762	—	—
RSUs(6)	3,292,404	—	—	2,371,829	279,239	—	865,296
Nonqual. Pension & Def. Comp.
BEP/SIP(9)	87,116	87,116	87,116	87,116	87,116	87,116	87,116
Health and Welfare(11)	37,966	—	—	—	—	—	—
Disability(12)	—	—	—	—	3,045,372	—	—
Outplacement(13)	25,000	—	—	—	—	—	—
Gross-up(14)	1,804,149	—	—	—	—	—	—
Bruno A. Melzi(15)
Severance – Salary(1)	1,143,366	—	—	—	—	—	—
Severance – EPIP Award(2)	857,525	—	—	—	—	—	—
2012 EPIP Award(3)	428,762	—	393,739	393,739	393,739	—	—
Stock Options(4)	813,541	672,481	672,481	672,481	672,481	672,481	672,481
RSUs(6)	3,141,286	2,278,372	2,278,372	2,278,372	2,278,372	2,278,372	2,278,372
Non-U.S. Pension Plans
Trattamento Fine Rapporto(16)	1,042,602	1,042,602	1,042,602	1,042,602	1,042,602	1,042,602	1,042,602
Fondo Mario Negri(17)	183,523	183,523	183,523	183,523	183,523	183,523	183,523
Termination Indemnity(18)	—	321,855	—	—	965,564	—	2,083,115
Health and Welfare(11)	97,424	—	—	—	—	—	—
Outplacement(13)	25,000	—	—	—	—	—	—
Non-Compete(19)	343,010	343,010	343,010	—	343,010	343,010	343,010
Jeffrey B. Paulsen(20)
Severance – Salary(1)	971,400	—	—	—	—	—	—
Severance – EPIP Award(2)	728,550	—	—	—	—	—	—
2012 EPIP Award(3)	364,275	—	—	—	—	—	—
Stock Options(4)	1,041,775	413,842	413,842	902,764	413,842	413,842	902,764
RSUs(6)	3,226,744	—	—	2,376,496	—	—	722,316
Nonqual. Pension & Def. Comp.
BEP/SIP(9)	74,001	74,001	74,001	74,001	74,001	74,001	74,001
Health and Welfare(11)	37,896	—	—	—	—	—	—
Disability(12)	—	—	—	—	2,211,341	—	—
Outplacement(13)	25,000	—	—	—	—	—	—

(1)	Amount shown in “Change in Control” column represents two times the NEO’s base salary in effect as of December 31, 2012. See the narrative that follows this table for a description of the change in control severance agreements we have with each of the NEOs. In the case of Messrs. Dvorak, Crines, McCaulley and Paulsen, the “Company-Initiated (without Cause)” column excludes severance payable under our severance plan for U.S. employees, which does not discriminate in favor of executive officers and is available generally to all salaried employees. In the case of Mr. Melzi, severance payable in the event of a company-initiated termination without cause is included in the termination indemnity described in footnote 18.

(2)	Amount represents two times the NEO’s target incentive award opportunity under the EPIP for 2012.

(3)	Amount represents the actual amount payable to the NEO under the EPIP for 2012 assuming he terminated employment effective December 31, 2012 as a result of the specified termination event.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

(4)	Amount represents the value of the NEO’s “in the money” vested stock options (including otherwise unvested stock options, the vesting of which would accelerate as a result of the specified termination event). Value is calculated on the basis of the difference between the exercise price and $66.66, the closing price of our common stock on the New York Stock Exchange on December 31, 2012, multiplied by the number of shares of common stock underlying “in-the-money” options.

(5)	Amount represents the value of shares of restricted stock held by the NEO that would be deemed fully vested as a result of the specified termination event. Value is calculated by multiplying the number of shares deemed fully vested by $66.66, the closing price of our common stock on the New York Stock Exchange on December 31, 2012.

(6)	Amount represents the value of unvested RSUs held by the NEO that would vest as a result of the specified termination event. Value is calculated by multiplying the number of unvested RSUs that would vest by $66.66, the closing price of our common stock on the New York Stock Exchange on December 31, 2012.

(7)	Amount represents the present value of the NEO’s accumulated benefit commencing at age 65 under the RIP assuming the NEO terminated employment effective December 31, 2012 as a result of the specified termination event. The amount shown in the column captioned “Death” for each NEO represents the benefit payable upon the death of the NEO to his surviving spouse. The amount is equal to the retirement benefit payable at age 65, reduced to take into account the greater number of years during which the NEO would have been expected to receive the retirement benefit had he retired on his date of death. The benefit is further reduced to an equivalent value form of annuity that pays a benefit to the NEO for life and pays 50% of this amount upon his death to the surviving spouse for the surviving spouse’s life. The death benefit value is equal to the present value of 50% of this benefit amount payable to the NEO over the life of the surviving spouse.

(8)	Amount represents the present value of the NEO’s accumulated benefit commencing at age 65 under the BEP/RIP assuming the NEO terminated employment effective December 31, 2012 as a result of the specified termination event. See the narrative that follows this table for a description of the additional benefit amount included in the amounts shown in the column captioned “Change in Control” that would be payable in the event of a change in control. The amount shown in the column captioned “Death” for each NEO represents the benefit payable upon the death of the NEO to his surviving spouse. The amount is equal to the retirement benefit payable at age 65, reduced to take into account the greater number of years during which the NEO would have been expected to receive the retirement benefit had he retired on his date of death. The benefit is further reduced to an equivalent value form of annuity that pays a benefit to the NEO for life and pays 50% of this amount upon his death to the surviving spouse for the surviving spouse’s life. The death benefit value is equal to the present value of 50% of this benefit amount payable to the NEO over the life of the surviving spouse. The amounts were determined using interest rates of 1.00% for the first 5 years, 3.57% for the next 15 years, and 4.77% for years above 20. The mortality table is the IRS 2013 mortality table.

(9)	Amount represents the NEO’s vested account balance in the BEP/SIP as of December 31, 2012. See “Nonqualified Deferred Compensation in 2012 – Benefit Equalization Plan of the Zimmer Holdings, Inc. Savings and Investment Program” for more information about this plan, including available forms of payment.

(10)	Amount represents the balance of the deferred compensation account under the EPIP as of December 31, 2012 for Mr. Dvorak. See “Nonqualified Deferred Compensation in 2012 – Executive Performance Incentive Plan” for more information about this plan, including available forms of payment and material conditions applicable to receipt of payments.

(11)	Amount represents the cost of health and welfare benefits that the NEO would be eligible to receive assuming the specified termination event occurred as of December 31, 2012. With respect to Mr. Melzi, the reported amount also includes the estimated cost of automobile-related expenses for a period of 24 months.

(12)

Amount represents the present value of the NEO’s benefit under our Long-Term Disability Income Plan for Highly Compensated Employees assuming the NEO became disabled effective December 31, 2012. Under the plan as in effect as of that date, a participant would be entitled to a monthly benefit equal to 70% of his monthly base earnings (including salary, the average of the annual incentive earned for the year preceding the date of disability and the target annual bonus for the year in which the disability occurred, and sales commission, as applicable) reduced by the benefits payable under our base long-term disability insurance plan, supplemental insurance plan and certain other sources of income (including social security disability benefits). Benefits would be payable until the earliest of the following: (1) the date the participant ceases to be totally disabled; (2) the date the participant accepts or refuses a job we offer to him at a salary at least equal to that which he was earning immediately prior to becoming disabled; or (3) the participant’s 65th birthday (or a later date if benefits commenced under the plan after the participant reached age 63  1/2). The present value was determined by discounting the expected benefit payments using an interest rate of 4.32% and a mortality table for

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

disabled employees. The present value excludes benefits payable under our base long-term disability insurance plan, which does not discriminate in favor of executive officers and is available generally to all salaried employees. The present value does include the benefit payable under the insured, supplemental insurance policy because that benefit is paid for by us, but is not available to all salaried employees.

(13)	Amount represents the estimated cost of outplacement services to be provided to the NEO in the event of a change in control and termination of employment.

(14)	See the narrative that follows this table for a description of “gross-up” payments to be made in the event of a change in control and termination of employment.

(15)	Mr. Melzi will retire from the company effective as of March 31, 2013. For a summary of the retirement agreement and the post-retirement directorship agreement we entered into with Mr. Melzi, see “– Compensation Discussion and Analysis – Executive Compensation for 2012 – Other Compensation – Retirement and directorship agreements with Mr. Melzi.” Upon his retirement, the non-competition and non-solicitation covenants under the agreement we previously entered into with Mr. Melzi described in the narrative following this table (the “prior non-compete agreement”) will be superseded by the non-competition and non-solicitation covenants contained in the directorship agreement, and no additional amounts will be payable to Mr. Melzi in connection with the prior non-compete agreement.

(16)	Amount represents the present value of Mr. Melzi’s accumulated benefit under the Trattamento Fine Rapporto assuming he terminated employment effective December 31, 2012 as a result of the specified termination event.

(17)	Amount represents Mr. Melzi’s account balance as of December 31, 2012 in the Fondo Mario Negri, a private fund to which we annually pay a percentage of Mr. Melzi’s salary in accordance with the Italian National Labour Collective Agreement for individuals graded as “Dirigenti.”

(18)	Amount shown in the “Company-Initiated (without Cause)” column represents an estimate of a termination indemnity that would be due Mr. Melzi in the case his employment is involuntarily terminated as determined under Italian law. The termination indemnity consists of the following: a notice allowance (12 months of pay after 12 years of service) plus a supplementary allowance indemnity (a minimum of 12 months of pay and maximum of 18 months of pay) plus an indemnity allowance equal to 1/13.5 of the notice allowance plus a seniority allowance (1 month of pay at age 63). For purposes of this table, we have assumed that the aggregate termination indemnity payment would be equal to 25 months of pay. “Pay” for this purpose includes salary, bonus and benefits. Amount shown in the “Voluntary Resignation” column represents compensation payable to Mr. Melzi if he were to voluntarily resign without “just cause” and without “justified reason” as determined under Italian law. This amount is equal to 4 months of pay. If Mr. Melzi were to voluntarily resign with “justified reason” as determined under Italian law, he would be entitled to 12 months of pay unless the “justified reason” was refusal to change his place of work, in which case he would be entitled to 16 months of pay. If Mr. Melzi were to voluntarily resign with “just cause” as determined under Italian law, he would be entitled to 16 months of pay. Amount shown in the “Disability” column represents compensation payable to Mr. Melzi if he were to resign following a continuous period of 12 months of sickness or injury. This amount is equal to 12 months of pay.

(19)	Amount represents sixty percent (60%) of Mr. Melzi’s December 31, 2012 base compensation rate of pay. Pursuant to the non-competition agreement we have entered into with him, as is common under Italian law, Mr. Melzi would be entitled to receive such compensation, payable in three installments over the 18-month non-competition period, commencing upon termination of his employment for any reason other than death.

(20)	Mr. Paulsen’s employment with us terminated effective March 20, 2013. As of the date this proxy statement was printed, we had not entered into any separately negotiated severance agreements or arrangements with Mr. Paulsen, and he had not executed a general release of claims in favor of the company, which is a condition to receipt of any severance benefits pursuant to either a separately negotiated agreement or our severance plan generally applicable to all U.S.-based full-time employees. If Mr. Paulsen executes a general release of claims, and if we do not enter into a separately negotiated severance agreement with him, then the compensation payable to him in connection with his termination of employment will be of the type indicated in the “Company Initiated (without Cause)” column and described below under “– Non-Compete Arrangements.”

Change in Control Arrangements

We have entered into change in control severance agreements with each of the NEOs. The agreements are intended to provide for continuity of management in the event we undergo a change in control. The agreements renew annually unless either we or the executive gives prior notice of termination or a change in control shall have occurred prior to January 1 of such year. If a change in control occurs during the term of the agreement, the

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

agreement will continue in effect for a period of not less than 36 months (in the case of Mr. Dvorak) or not less than 24 months (in the case of our other NEOs) beyond the month in which the change in control occurred.

The agreements provide the NEOs with certain severance benefits following a change in control of us and termination of their employment. Under each agreement, a change in control would include any of the following events: (1) a “person,” as defined in the Exchange Act, acquires 20% or more of the combined voting power of our then-outstanding securities; (2) a majority of our directors are replaced during a two-year period; or (3) our stockholders approve a merger or consolidation (unless our stockholders own 75% of the surviving entity) or approve a plan of complete liquidation.

If, following a change in control, the NEO’s employment is terminated for any reason other than for cause (as defined in the agreement), or death, or by the NEO for good reason (as defined in the agreement), he would be entitled to a lump sum severance payment equal to two times the sum of his base salary and target incentive award under the EPIP. In addition, he would receive a payout of any unpaid incentive compensation which has been allocated or awarded to him for the completed calendar year preceding the date of termination and a pro rata portion to the date of termination of the aggregate value of all contingent incentive compensation awards to him for the current calendar year. If prior to a change in control, the NEO’s employment is terminated without cause at the direction of a person who has entered into an agreement with us, the consummation of which would constitute a change in control, or by the NEO for good reason, the NEO would be entitled to a lump-sum severance payment equal to two times the sum of his base salary and the amount of the largest aggregate annual bonus paid to him during the three years immediately prior to the year in which the termination occurred. In addition, the NEO would receive a payout of any unpaid incentive compensation which has been allocated or awarded to him for the completed calendar year preceding the date of termination provided that the performance conditions applicable to such incentive compensation are met and an amount equal to a pro rata portion to the date of termination of the average annual award paid to the NEO under our incentive compensation plans during the three years immediately prior to the year in which the notice of termination was given.

Further, all outstanding stock options granted to the NEO would become immediately vested and exercisable and all restrictions on restricted stock awards would lapse, unless otherwise provided for under a written stock award agreement. The NEO would receive a cash amount equal to the unvested portion, if any, of our matching contributions (and attributable earnings) credited to him under the SIP. The NEO would receive a cash amount or the additional benefit to which he would have been entitled had he been fully vested and credited with two additional years of service and age for the purpose of calculating his tax-qualified and nonqualified pension benefits. This additional benefit is included in the amount shown in the above table in the row captioned “BEP/RIP.” Mr. Dvorak would receive a lump-sum payment equal to three times the annual value for life and health (including medical and dental) insurance benefits. All other NEOs would receive a lump-sum payment equal to two times the annual value for life and health (including medical and dental) insurance benefits and any applicable perquisites prior to termination.

Under the terms of the agreements we entered into before August 2009, including the agreements with each of the NEOs other than Mr. Paulsen, in the event that any payments made to an NEO in connection with a change in control and termination of employment would be subject to excise tax as excess parachute payments under the Code, we will “gross up” the NEO’s compensation to fully offset such excise taxes provided the payments exceed 110% of the maximum total payment which could be made without triggering the excise taxes. If the aggregate parachute payments exceed such maximum amount but do not exceed 110% of such maximum amount, then the parachute payments would be automatically reduced so that no portion of the parachute payments is subject to excise tax and no gross-up payment would be made. As discussed above under “Compensation Discussion and Analysis – Executive Compensation for 2012 – Other Compensation – Employment and change in control severance agreements,” after reviewing our change in control severance agreements in light of current market practices and emerging trends, the committee decided that any change in control severance agreement that we enter into with newly hired or promoted executives after July 2009 will not contain any tax gross-up provisions. Accordingly, our agreement with Mr. Paulsen contains no tax gross-up provisions.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

To receive the severance benefits provided under the agreements, an executive must sign a general release of any claims against us.

Non-Compete Arrangements

We have entered into Confidentiality, Non-Competition and Non-Solicitation Agreements with each of the NEOs.

Agreements with U.S.-Based NEOs.  The agreements with U.S.-based NEOs provide that the NEO is restricted from competing with us for a period of 18 months following termination of employment within a specified territory, which generally includes every country in which we have significant operations. To the extent an NEO is unable to obtain employment consistent with his training and education solely because of the provisions of this agreement, he will be eligible to receive, subject to the terms of the agreement: (1) payments equal to his monthly base pay at the time of his termination for each month of such unemployment through the end of the non-competition period; or (2) to the extent he is able to obtain employment, but solely because of the agreement, the monthly base pay for the replacement employment is less than his monthly base pay at the time of his termination, payments equal to the difference in monthly base pay for each such month through the end of the non-competition period.

Agreement with Mr. Melzi.  Under the terms of our existing agreement with Mr. Melzi, he would be restricted from competing with us in Italy, France, Switzerland and Germany for a period of 18 months following termination of employment. In exchange for Mr. Melzi’s undertakings in the agreement, as is common under Italian law, he would be eligible to receive, subject to the terms of the agreement, a gross amount equal to sixty percent (60%) of his fixed base compensation during the 365 days preceding the effective date of his termination. This amount would be payable in three equal installments over the non-competition period. Upon Mr. Melzi’s retirement on March 31, 2013, the non-competition and non-solicitation covenants under the existing agreement will be superseded by the non-competition and non-solicitation covenants contained in the directorship agreement we have entered into with him, and no amounts will be payable to Mr. Melzi under the existing agreement.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2012 about our equity compensation plans under which shares of our common stock have been authorized for issuance.

	A		B		C
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)		Weighted-average exercise price of outstanding options, warrants and rights ($)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A)) (#)
Equity compensation plans approved by security holders(1)	17,884,724	(2)	$68.74	(3)	10,977,782	(4)(5)(6)(7)
Equity compensation plans not approved by security holders(8)	252,709	(9)	N/A	(10)	497,291
Total	18,137,433		$68.74		11,475,073

(1)	Consists of the 2009 Stock Incentive Plan (“2009 Plan”), the 2006 Stock Incentive Plan (“2006 Plan”), the 2001 Stock Incentive Plan (“2001 Plan”), the TeamShare Stock Option Plan (“TeamShare Plan”), the Stock Plan for Non-Employee Directors (“Director Stock Plan”), the Restated Deferred Compensation Plan for Non-Employee Directors (“Director Deferred Compensation Plan”) and the Employee Stock Purchase Plan.

(2)	Includes shares which may be issued pursuant to the following outstanding awards: (a) 36,235 DSUs issued pursuant to the terms of the Director Deferred Compensation Plan, as described in footnote 6 below, and (b) 1,210,124 RSUs issued pursuant to the terms of the 2009 Plan, the 2006 Plan and the Director Stock Plan (assuming that outstanding PRSUs are earned at the maximum award level).

(3)	Represents the weighted average exercise price of outstanding options. Does not take into consideration outstanding DSUs or RSUs, which, once vested, may be converted into shares of our common stock on a one-for-one basis upon distribution at no additional cost.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

(4)	Assumes that outstanding PRSUs are earned at the maximum award level. No shares remain available for future issuance under the 2001 Plan, the TeamShare Plan or the 2006 Plan. After stockholder approval of the 2009 Plan on May 4, 2009, an aggregate of 6,682,573 shares remaining available under the TeamShare Plan and the 2006 Plan were merged into the 2009 Plan, which provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, RSUs, performance units and performance shares. The maximum number of shares of our common stock that may be issued pursuant to awards under the 2009 Plan is equal to the sum of 11,682,573 shares, plus the aggregate number of shares underlying outstanding awards under the TeamShare Plan and the 2006 Plan as of May 4, 2009 that later terminate or expire or are cancelled or forfeited during the term of the 2009 Plan without having been exercised or fully vested; provided, however, that each award of restricted stock, RSUs, performance units and performance shares under the 2009 Plan reduces the number of shares available for grant by two shares for every one share or unit granted. Between May 4, 2009 and December 31, 2012, an aggregate of 3,389,788 shares underlying outstanding awards under the TeamShare Plan and the 2006 Plan terminated or were cancelled or forfeited without having been exercised or fully vested and became available for issuance under the 2009 Plan. If stockholders vote to adopt the amended 2009 Plan at the meeting, (i) the total number of shares which may be issued under the 2009 Plan will be increased by 3,700,000 shares and (ii) the ratio by which full value awards count against the share reserve will be increased from 2:1 to 2.37:1, meaning that each award of restricted stock, RSUs, performance units and performance shares will reduce the number of shares available for grant by two and thirty-seven hundredths (2.37) shares for every one share or unit granted.

(5)	The Director Stock Plan provides for the grant of stock options, restricted stock and RSUs. A maximum of 2,000,000 shares of our common stock may be issued pursuant to awards under the plan. As of December 31, 2012, 1,714,903 shares remained available for future issuance. Of the 2,000,000 total shares that may be issued, not more than 500,000 shares may be issued pursuant to awards of restricted stock and RSUs. As of December 31, 2012, 70,252 full value awards had been granted and not cancelled under the Director Stock Plan, leaving a maximum of 429,748 full value awards that could still be granted under the plan.

(6)	The Director Deferred Compensation Plan provides for the mandatory deferral of certain compensation payable to our non-employee directors in the form of DSUs. When amounts are deferred, a director’s deferred compensation account is credited with that number of DSUs equal to the deferral amount divided by the fair market value of a share of our common stock. Such DSUs are payable in shares of our common stock after cessation of the individual’s service as a director. A maximum of 200,000 shares of our common stock may be issued under the plan. As of December 31, 2012, 150,826 shares remained available for future issuance.

(7)	Includes 2,166,651 shares available for purchase under the Employee Stock Purchase Plan.

(8)	Consists of the Independent Sales Representatives Deferred Annual Final Compensation and Equity Incentive Plan (the “Sales Representative Plan,”) which is described below.

(9)	This number is the sum of the actual deferred stock units awarded under the Sales Representative Plan as of December 31, 2012 (246,747) and the number of deferred stock units that would have been awarded (5,962) if all outstanding stock option units as of December 31, 2012 (68,608) were converted into deferred stock units as of December 31, 2012.

(10)	Deferred stock units are converted into shares of our common stock on a one-for-one basis upon distribution at no additional cost, but were acquired as described below.

The Sales Representative Plan is an unfunded, deferred compensation plan for our independent distributors. A participant may allocate each year’s contribution to his or her account in 10% increments between deferred stock units and a non-interest bearing deferred compensation account. For plan years prior to 2008, participants could also allocate contributions to stock option units. Neither stock option units nor deferred stock units have any dividend or voting rights. A participant’s stock option units will be converted into deferred stock units upon the earlier of (1) the ten-year anniversary of the date of grant of the applicable stock option unit, or (2) the date of the termination of the participant’s distributor agreement. Deferred stock units will be converted into shares of common stock on a one-to-one basis upon distribution from the plan. Prior to 2009, participants may have elected to receive distributions of their interest in the plan in annual installments over a period of three to ten years. For amounts deferred after 2008, distributions of participants’ interests in the plan will generally be made in three annual installments. The maximum number of shares that may be issued over the life of the plan is 750,000.

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ZIMMER HOLDINGS, INC.	2013 PROXY STATEMENT

ANNUAL REPORT AND FORM 10-K

Our 2012 Annual Report, containing our Annual Report on Form 10-K, which includes our consolidated financial statements for the year ended December 31, 2012, accompanies this proxy statement but is not a part of our soliciting materials.

Stockholders may obtain, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC, including the financial statements and schedules thereto, without the accompanying exhibits, by writing to: Zimmer Holdings, Inc., Investor Relations, 345 East Main Street, Warsaw, Indiana 46580. Our Form 10-K is also available online at our website, www.zimmer.com. A list of exhibits is included in the Form 10-K and exhibits are available from us upon payment to us of the cost of furnishing them.

INCORPORATION BY REFERENCE

The sections of this proxy statement entitled “Audit Committee Report” and “Compensation Committee Report” do not constitute soliciting material and should not be deemed filed with the SEC or incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate them by reference into such filing.

The information on our website, www.zimmer.com, is not, and should not be deemed to be, a part of this proxy statement, or incorporated into any other filings we make with the SEC.

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Appendix A

ZIMMER HOLDINGS, INC.

EXECUTIVE PERFORMANCE INCENTIVE PLAN

(As Proposed to be Amended May ~~5, 2008~~7, 2013)

1. Purpose: This document (the “Plan”) amends and restates the Zimmer Holdings, Inc. Executive Performance Incentive Plan as in effect prior to the date the Plan becomes effective (the “Prior Plan”). The Plan’s purpose is to promote the interests of the Company and its stockholders by providing additional compensation as incentive to certain key executives who contribute materially to the success of the Company and its Subsidiaries and Affiliates.

2. Definitions: The following terms when used in the Plan shall, for the purposes of the Plan, have the following meanings:

“Affiliate” means any entity in which the Company has an ownership interest of at least 20%.

“Adjusted ~~EPS” means earnings per diluted share excluding settlement, acquisition, integration and any other non-recurring items, excluded in the computation of adjusted earnings per share which have been~~” refers to operating performance measures that have been adjusted to exclude the effects of certain items or events that occur or otherwise impact reported results during a performance period, as approved by the Committee and disclosed from time to time in the Company’s quarterly or annual earnings releases.

“Award” means the compensation payable to a Participant as described in Section 5.

“Board” means the Board of Directors of Zimmer Holdings, Inc.

“Code” means the Internal Revenue Code of 1986, as amended, and its interpretive rules and regulations.

“Company” means Zimmer Holdings, Inc., its Subsidiaries and Affiliates.

“Committee” means the Compensation and Management Development Committee of the Board, which shall consist of not less than two (2) members of the Board who meet the definition of “outside directors” under Code Section 162(m) and the definition of “non-employee directors” under the Exchange Act.

“Current Portion” means the portion of an Award that is not deferred pursuant to Section 10.

“Deferred Portion” means the portion, if any, of an Award that is deferred pursuant to Section 10.

“Disability” means total disability as defined by the Company’s group long-term disability insurance policy applicable to Participants.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and its interpretive rules and regulations.

“Executive Officer” means a Participant who has been designated by the Board as an executive officer pursuant to Rule 3b-7 under the Exchange Act.

“Final Payment Date” means, with respect to Awards for a Fiscal Year, the date that the final Current Portions of Awards are paid to Participants after the end of the Fiscal Year.

“Fiscal Year” means a fiscal year of the Company.

“Free Cash Flow” means net cash ~~flow from~~provided by operating activities ~~minus capital expenditures~~less additions to instruments and other property, plant and equipment.

“Fund” means an investment fund, index, or other measure designated by the Committee pursuant to Section 10 to serve as a notional measure of earnings and losses on the Deferred Portion of any Award.

“Participant” means a key executive of the Company chosen to participate in the Plan in any applicable Fiscal Year.

“Plan” means this document as it may be amended from time to time.

“Prior Plan” means the Zimmer Holdings, Inc. Executive Performance Incentive Plan in effect prior to the time the Plan becomes effective pursuant to Section 12.

“Regulations” means rules and regulations adopted by the Committee pursuant to Section 3.

“Retirement” means a Participant’s voluntary ~~Separation from Service~~termination of employment with the Company on or after the earlier of (i) the Participant’s 65th birthday, or (ii) the date as of which the Participant has both attained 55 years of age and completed 10 years of service with the Company.

“Section 409A Standards” means the applicable requirements and standards for non-qualified deferred compensation plans established by Code Section 409A.

“Separation from Service” means a Participant’s death, Retirement, or termination of employment with the Company. Whether a Separation from Service has occurred will be determined in accordance with the Section 409A Standards, including §1.409A-1(h).

“Specified Employee” has the meaning given in Code Section 409A(a)(2)(B)(i). The determination of which individuals are Specified Employees will be made in accordance with such rules and practices, consistent with the Section 409A Standards, as are established from time to time by the Board or its designee.

“Subsidiary” means any corporation that at the time qualifies as a subsidiary of the Company under the definition of “subsidiary corporation” in Code Section 424.

“Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or the Participant’s dependent (as defined in Code Section 152, without regard to Sections 152(b)(1), (b)(2), and (d)(1)(B)); loss of the Participant’s property due to casualty; or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the Participant’s control.

3. Administration: The Plan shall be administered under the supervision of the Board, which may exercise its powers, to the extent herein provided, through the agency of the Committee.

The Committee, from time to time, may adopt Regulations for carrying out the provisions and purposes of the Plan and make such determinations, not inconsistent with the terms of the Plan, as the Committee deems appropriate. The Committee may alter, amend or revoke any Regulation adopted.

The authority of the Committee shall include the right to exercise discretion at any time prior to the payment of an Award to increase an Award subject to the maximum provided in Section 7 or reduce the Award to any amount, including zero, that is below the computed amount of the Award; provided, however, the Committee shall not have the discretion to increase an Award with respect to any Participant who is, or may reasonably be expected to be, subject to Code Section 162(m) or any successor provision. The reduction of the Award to one or more Participants shall not have the effect of increasing the Award payable to any other Participant.

The Committee may delegate its responsibilities for administering the Plan with respect to Participants who are not Executive Officers to a committee of two or more Executive Officers. Any Awards under the Plan to members of this committee shall be referred to the Committee or Board for approval.

4. Participation:

(a) Committee Determinations. For each Fiscal Year, the Committee shall determine not later than 90 days after the commencement of that Fiscal Year the names of those key executives who will be Participants for the Fiscal Year.

(b) Addition of Participants. The Committee may determine that a key executive should be designated a Participant after the commencement of a Fiscal Year due to commencement of employment or promotion. In such event, the Committee may make an Award to such a Participant for a portion of the remainder of the Fiscal Year commencing the first day of the Fiscal Year quarter coinciding with or next following the day on which that Participant was employed or promoted.

(c) Termination of Participants. A key executive shall cease to be a Participant upon Separation of Service for any reason.

5. Determination of Performance Measures and Targets: For each Fiscal Year, not later than 90 days after the commencement of that Fiscal Year, the Committee shall determine:

(a) The performance measures that will be used to determine the Awards to Participants, which may include one or more of the following, either reported or Adjusted, and either individually, alternatively or in any combination: net sales~~,~~; revenue~~,~~; gross profit~~,~~; operating profit~~,~~; net earnings~~,~~; earnings per share~~,~~; profit margin (gross, operating or net~~),~~); cash flow, net cash flow or free cash flow~~,~~; acquisition integration synergies (measurable savings and efficiencies resulting from integration~~),~~); acquisition integration milestone achievements~~,~~; stock price performance~~,~~; total stockholder return~~,~~; expense reduction~~,~~; debt or net debt reduction~~,~~; financial return ratios (including return on equity, return on assets or net assets, return on capital or invested capital and return on operating ~~profits),~~profit); earnings before interest, taxes, depreciation and amortization~~, or~~; earnings before interest and taxes~~.~~ ; quality measures; and regulatory compliance measures. Any of the foregoing performance measures may be subsequently adjusted by the Committee to exclude the effects of unanticipated material transactions or events such as acquisitions, divestitures, accounting changes, restructurings and special charges or gains (determined according to objective criteria established by the Committee), but only to the extent permitted by Code Section 162(m).

(b) The specific targets for each of the selected performance measures that will determine the amount of the Award, which may be set at a specific level or growth rate. Any targets or performance measures may be applied to the Company or any Subsidiary, or subdivision thereof, or may be expressed as relative to comparable measures at peer companies or a defined index.

(c) Whether a percentage of an Award shall be deferred or whether a Participant may elect to defer payment of a percentage (not less than 25%) of an Award pursuant to the provisions of Section 10. The Current Portion of any Award shall be paid subject to the provisions of Section 6. Any Award that includes a Deferred Portion shall be subject to the terms and conditions stated in Section 10 and in any Regulations.

6. Payment of Current Portion of Performance Incentive Awards:

(a) Time of Determination of Award. Subject to such forfeitures of Awards and other conditions as are provided in the Plan, the Awards made to Participants shall be paid to them or their beneficiaries as follows:

(i) As soon as practicable after the end of a Fiscal Year, the Committee shall determine the extent to which Awards have been earned on the basis of the actual performance in relation to the specific targets for the performance measures established for that Fiscal Year and shall certify in writing those determinations. The Current Portion of any Award for a Fiscal Year shall be paid in a lump sum not later than 2 1/2 months after the end of the Fiscal Year.

(ii) Except as provided in the following sentence or by a Regulation, a Participant must be employed by the Company on the Final Payment Date with respect to an Award to be entitled to payment of the Current Portion of such Award. If a Participant experiences a Separation from Service prior to the end of a Fiscal Year because of the Participant’s death, Disability or Retirement, the Participant or his designated beneficiary, where applicable, shall be eligible, at the Committee’s discretion, to receive a prorated portion of any Award granted to the Participant for that Fiscal Year based upon eligible earnings paid to the Participant in such year.

(iii) While no Participant has an enforceable right to receive a Current Portion until the end of the Fiscal Year as outlined in subparagraph (i) above, the Committee, in its discretion, may make a provisional payment of part of the Current Portion of an Award, in accordance with the Regulations, based on tentative estimates of the amount of the Current Portion, subject to any terms and conditions the Committee may establish. A Participant shall be required to repay any portion or all of such provisional payments in order that the total payments may not exceed the Current Portion as finally determined, or if the Participant shall forfeit his or her Award for any reason during the Fiscal Year. The Committee may exclude a Participant from receiving any provisional payment pursuant to this subparagraph (iii).

(b) Withholding. There shall be deducted from all payments of Awards any taxes required to be withheld by any government entity and paid over to any such government in respect of any such payment. Unless otherwise elected by the Participant, such deductions shall be at the established withholding tax rate. Participants may elect to have the deduction of taxes cover the amount of any applicable tax (the amount of withholding tax plus the incremental amount determined on the basis of the highest marginal tax rate applicable to the Participant).

(c) Form of Payment. The Current Portion of an Award shall be paid entirely in cash.

7. Maximum Awards: Notwithstanding anything elsewhere in the Plan to the contrary, the maximum amount of any Award that may be payable to a Participant in respect of any single Fiscal Year will be 400% of the Participant’s base rate of salary determined as of the ~~end~~beginning of such Fiscal Year.

8. Conditions Imposed on Payment of Awards: Payment of each Award to a Participant or to the Participant’s beneficiary shall be subject to the following provisions and conditions:

(a) Rights to Awards. No Participant or any person claiming under or through the Participant shall have any right or interest, whether vested or otherwise, in the Plan or in any Award thereunder, contingent or otherwise, unless and until all of the terms, conditions and provisions of the Plan and the Regulations that affect that Participant or such other person shall have been complied with. Nothing contained in the Plan or in the Regulations shall require the Company to segregate or earmark any cash, shares, stock, or other property. Neither the adoption of the Plan nor its operation shall in any way affect the rights and power of the Company or any of its Subsidiaries or Affiliates to dismiss and/or discharge any employee at any time.

(b) Assignment or Pledge of Rights of Participant. No rights under the Plan, contingent or otherwise, shall be assignable or subject to any encumbrance, pledge or charge of any nature, except that a Participant may designate a beneficiary pursuant to the provisions of Section 9.

(c) Right to Payment. No absolute right to any Award shall be considered as having accrued to any Participant prior to the Final Payment Date, and then such right shall be absolute only with respect to any Current Portion thereof. The Deferred Portion will continue to be forfeitable and subject to all of the conditions of the Plan. No Participant shall have any enforceable right to receive any Award made with respect to a Fiscal Year or to retain any payment made with respect thereto if, for any reason (death included), the Participant, during such entire Fiscal Year, has not performed his or her duties to the satisfaction of the Company.

9. Designation of Beneficiary: A Participant may name a beneficiary to receive any payment to which the Participant may be entitled under the Plan in the event of the Participant’s death, on a form approved by the Committee. A Participant may change his or her beneficiary from time to time in the same manner.

If no designated beneficiary is living on the date on which any payment becomes payable to a Participant’s beneficiary, the payment will be payable to the ~~person or persons in the first of the following classes of successive preference:~~Participant’s estate.

~~(a)~~	~~Surviving spouse~~

~~(b)~~	~~Surviving children, equally~~

~~(c)~~	~~Surviving parents, equally~~

~~(d)~~	~~Surviving brothers and sisters, equally~~

~~(e)~~	~~Executors or administrators~~

~~and the term “beneficiary” as used in the Plan shall include such person or persons.~~

10. Deferral of Payments: The Deferred Portion of an Award shall be subject to the following provisions:

(a) Mandatory Deferrals. The Committee, in its sole discretion, may require all or any portion of any Award to be a Deferred Portion. The Committee’s determination as to whether to require a Deferred Portion for any Award shall be made on or before January 15 of the Fiscal Year for which an Award is earned and shall be irrevocable. If the Committee does not make any such determination by the deadline described in the preceding sentence, the entire portion of any Award for the applicable Fiscal Year shall be deemed the Current Portion.

(b) Elective Deferrals. The Committee, in its sole discretion, will determine whether or not a Participant may elect a Deferred Portion of an Award for a Fiscal Year. Unless otherwise provided by the Committee, a Participant may irrevocably elect to defer any whole percentage between twenty-five percent (25%) and ninety-five percent (95%) of any Award earned for a Fiscal Year by filing a deferral election form with the Company’s Compensation Department on or before January 15 of that Fiscal Year.

(c) Crediting of Deferred Portion. The Deferred Portion, if any, of a Participant’s Award will be credited to a record keeping account in the Participant’s name as of the Final Payment Date.

(d) Earnings on Deferred Portion. Prior to the beginning of a Fiscal Year, the Committee shall designate the Funds among which a Participant may elect to serve as the measure(s) of earnings and losses to be credited on the Deferred Portion of an Award. The Funds may include a Fixed Income Fund, an Equity Fund, and any other Fund the Committee may select. For the Deferred Portion of Awards granted prior to January 1, 2008, the Funds may also include a Company Stock Fund. A Participant shall allocate the Deferred Portion, if any, of his Award for a Fiscal Year among the Funds then offered under the Plan at the same time he elects to defer a portion of his

Award. The Committee shall designate the Fund that will serve as the measure of earnings and losses on the Deferred Portion for any Participant who fails to make a timely allocation election. A Participant’s allocation election (or deemed allocation election) shall be effectuated as of the applicable Final Payment Date. In the event the Committee offers a Company Stock Fund, a Participant who elects the Company Stock Fund is not entitled to dividends or voting rights.

(e) Changes to Allocation Elections. Prior to the beginning of each Fiscal Year, the Committee shall determine if the Fund(s) used to value the account of any Participant may be changed from the Fund currently used to any other Fund established for use under this Plan. Unless otherwise provided by the Committee, a Participant, including one who has terminated employment, or a beneficiary may elect to reallocate the value of his Deferred Portion among the Funds by completing and filing an allocation form with the Company’s Compensation Department on or before January 15 of the Fiscal Year in which the reallocation is to become effective. A reallocation election will be effectuated as of the immediately following Final Payment Date, except to the extent that the Committee rejects or limits the election. The Committee shall have the discretion to limit or deny any Participant’s or beneficiary’s reallocation election. The Committee shall notify a Participant or beneficiary of any change or rejection of his proposed allocation election within seven (7) days of its decision to reject or limit the election.

(f) Payment of Deferred Portion.

(i) Except as provided in the following sentence, a Participant’s Deferred Portion shall be distributed on (or, in the case of installments, commencing on) the first business day of the first calendar month that begins at least fifteen (15) calendar days after the Participant’s Separation from Service. If a Participant is a Specified Employee at the time of his Separation from Service, then his Deferred Portion shall be distributed on (or, in the case of installments, commencing on) the date that is six (6) months after the date on which the Participant’s Separation from Service occurs.

(ii) With respect to any Award granted on or after January 1, 2008, the Deferred Portion shall be distributed in a single lump sum payment.

(iii) With respect to any Award that is subject to the Section 409A Standards and was granted before January 1, 2008, the Deferred Portion shall be distributed, in cash, either in a lump sum or in annual installments over a specified period, not to exceed ten (10) years, as elected by the Participant in accordance with this subparagraph (iii). To be valid and effective, a Participant’s distribution election must either be a transition election made in accordance with the following sentence or it must have been made in 2005 (in accordance with the Section 409A Standards then in effect) or by January 15 of the Fiscal Year for which the Award to which it pertains was granted. On or before December 31, 2008, a Participant may make a one-time, irrevocable transition election to designate or change the form of distribution for his entire Deferred Portion, by submitting to the Company’s Compensation Department a written election form satisfactory to the Committee. The form of distribution so elected must either be a single lump sum payment or annual installment payments over a specified period, not to exceed ten (10) years. A transition election shall become effective as of the first day of the first Fiscal Year that begins after the date on which the Participant submits the written election to the Company’s Compensation Department. If a Participant does not make any election in accordance with the foregoing provisions of this subparagraph (iii), he shall be deemed to have elected to receive his entire Deferred Portion in a single lump sum payment.

(g) Mandatory Cash Out of Small Amounts. If, at any time after the commencement of installment payments with respect to a Participant, the entire unpaid value of the Participant’s Deferred Portion does not exceed $15,000, the entire remaining balance of the Participant’s Deferred Portion shall be paid in a lump sum cash payment.

(h) Assignment of Rights by Participant or Beneficiary. If any Participant or beneficiary of a Participant attempts to assign his rights under the Plan in violation of the provisions hereof, the Company’s obligation to make any further payments to such Participant or beneficiary shall immediately terminate.

(i) Fund Composition and Valuation. Deferred Portions of Awards under the Plan shall be valued and maintained as follows:

(i) In accordance with the provisions, and subject to the conditions, of the Plan and the Regulations, the Deferred Portion shall be valued in reference to the Participant’s account(s) in the Equity Fund, in the Fixed Income Fund, in the Company Stock Fund, and in any other Fund established under this Plan. Account balances shall be maintained as dollar values, units, or share equivalents, as appropriate based upon the nature of the Fund. For unit or share-based Funds, the number of units or shares credited shall be based upon the established unit or share value as of the last day of the quarter preceding the crediting of the Deferred Portion.

(ii) Investment income credited to Participants’ accounts under the Fixed Income Fund shall be based upon the prevailing rates of return experienced by the Company. The investment income credited to Participants under the Equity Fund shall be established based upon an established market index reflecting the rate of return on equity investments. The Company shall advise Participants of the specific measures used and the current valuations of these Funds as appropriate to facilitate deferral decisions and investment allocation choices and to communicate payout levels. The Company Stock Fund shall consist of units valued as one share of common stock of Zimmer Holdings, Inc. (par value $0.01).

(iii) Nothing contained in the Fund definitions in subparagraphs (i) and (ii) above shall require the Company to segregate or earmark any cash, shares, stock or other property to determine Fund values or maintain Participant account levels.

(iv) The establishment of the “Fixed Income Fund,” the “Equity Fund” and the “Company Stock Fund” as detailed in subparagraphs (i) and (ii) of this paragraph shall not preclude the right of the Committee to direct the establishment of additional Funds. In establishing additional Funds, the Committee shall determine the criteria to be used for determining the value of such Funds.

(j) Distributions Upon Unforeseeable Emergency. The Committee may, at its sole discretion, allow for the early payment of a Participant’s Deferred Portion in the event of an Unforeseeable Emergency. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship, and distribution will not be permitted to the extent that the Unforeseeable Emergency may reasonably be relieved through reimbursement or compensation by insurance or otherwise, or by liquidation of the Participant’s assets (to the extent liquidation would not itself cause a financial hardship). Any distributions under this paragraph shall be consistent with the Section 409A Standards.

11. Miscellaneous:

(a) Acceptance by Participant. By accepting any benefits under the Plan, each Participant and each person claiming under or through him shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken or made to be taken or made under the Plan by the Company, the Board and the Committee.

(b) Conclusive Actions. Any action taken or decision made by the Company, the Board or the Committee arising out of or in connection with the construction, administration, interpretation or effect of the Plan or of the Regulations shall lie within its absolute discretion, as the case may be, and shall be conclusive and binding upon all Participants and all persons claiming under or through any Participant.

(c) No Liability. No member of the Board or the Committee shall be liable for any action or failure to act, or any action or failure to act of any other member, or of any officer, agent or employee of the Company, as the case may be, except for his or her own actions or inactions done in bad faith. The fact that a member of the Board or the Committee shall have previously been or subsequently thereafter may be a Participant in the Plan shall not disqualify such a person from voting at any time as a director with regard to any matter concerning the Awards, or in favor of or against any amendment or alteration of the Plan, provided that the amendment or alteration shall be of general application.

(d) Reliance on Third Parties. The Board and the Committee may rely upon any information supplied to them by any officer of the Company or any of its Subsidiaries or Affiliates and may rely upon the advice of counsel in connection with the administration of the Plan and shall be fully protected in relying upon information or advice.

(e) Grounds for ~~Restitution~~Recovery. After the certification of attainment of the specific targets for performance measures as described in subparagraph 6(a)(i) above, no adjustments will be made to reflect any subsequent change in accounting, the effect of federal, state or municipal taxes later assessed or determined, or otherwise. Notwithstanding the foregoing, the Company reserves the right to and, in appropriate cases, will, seek ~~restitution~~recovery of all or any portion of Award if:

(i) The amount of the Award was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement of all or a portion of the Company’s financial statements;

(ii) The Participant engaged in intentional misconduct that caused or partially caused the need for such a restatement; and

(iii) The amount of the Award that would have been awarded to the Participant had the financial results been properly reported would have been lower than the amount actually awarded.

This subsection is not intended to limit the Company’s power to take such other actions as it deems necessary to remedy the misconduct, prevent its recurrence and, if appropriate, based on all relevant facts and circumstances, punish the wrongdoer in a manner it deems appropriate.

(f) Other Bases for Forfeiture, Recovery or Other Actions. Awards and any compensation or benefits associated therewith shall be subject to repayment or forfeiture as may be required to comply with (i) any applicable listing standards of a national securities exchange adopted in accordance with Section 10D of the Exchange Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations of the U.S. Securities and Exchange Commission adopted thereunder; (ii) similar rules under the laws of any other jurisdiction; and (iii) any policies adopted by the Company to implement such requirements, all to the extent determined by the Company in its discretion to be applicable to a Participant. Any agreement evidencing an Award may be unilaterally amended by the Committee to comply with any such compensation recovery policy.

12. Adoption, Amendment, Suspension and Termination of the Plan:

(a) Effective Time. The Plan ~~shall be effective upon approval by the Company’s stockholders and shall continue in effect until terminated as provided below. Assuming the Plan is approved by stockholders at the Company’s 2008 Annual Meeting of Stockholders, Awards made under the Plan on or after January 1, 2008 shall be fully effective as if the stockholders had approved the Plan on or before January 1, 2008. If the Plan is not approved by stockholders at the Company’s 2008 Annual Meeting of Stockholders, then the Prior Plan shall continue in effect and any Awards made on or after January 1, 2008 shall be deemed to have been made under the Prior Plan~~will become effective on May 7, 2013, subject to the affirmative vote of a majority of votes cast at the 2013 annual meeting of stockholders and, unless terminated earlier, shall terminate on May 31, 2020.

(b) Termination and Amendment. Subject to the limitations set forth in subparagraph (c) below, the Board may at any time suspend or terminate the Plan and may amend it from time to time in such respects as the Board may deem advisable, subject to any requirements for stockholder approval imposed by applicable law, including Code Section 162(m).

(c) Rights of Participants. No amendment, suspension or termination of the Plan shall, without the consent of the person affected thereby, materially, adversely alter or impair any rights or obligations under any Award previously awarded under the Plan.

13. Compliance with Section 409A Standards: It is intended that this Plan and all Awards hereunder comply with the applicable Section 409A Standards and will be construed accordingly. In construing or interpreting any vague or ambiguous Plan provision, the interpretation that will prevail is the interpretation that will cause the Plan to comply with the applicable Section 409A Standards. To the extent that any terms of the Plan or an Award would subject any Participant to gross income inclusion, interest, or additional tax pursuant to Code Section 409A, those terms are to that extent superseded by the applicable Section 409A Standards.

14. Governing Laws: The validity, interpretation and effect of the Plan, and the rights of all persons hereunder, shall be governed by and determined in accordance with the laws of the State of Indiana, other than the choice of law rules thereof.

Appendix B

ZIMMER HOLDINGS, INC.

2009 STOCK INCENTIVE PLAN

(As Proposed to be Amended May 7, 2013)

1. General:

(a) Establishment of Plan; Merger of Prior Plans. ~~Effective as of the Effective Date (defined below), the~~ The Zimmer Holdings, Inc. 2009 Stock Incentive Plan (the “Plan”) ~~is hereby established~~became effective on May 4, 2009 (the “Effective Date”) as a successor to the Zimmer Holdings, Inc. 2006 Stock Incentive Plan and the Zimmer Holdings, Inc. TeamShare Stock Option Plan (collectively, the “Prior Plans”). The Prior Plans ~~are hereby~~were merged with and into ~~this~~the Plan effective as of the Effective Date, and no additional grants ~~shall be~~have been made thereafter under the Prior Plans. Outstanding grants under the Prior Plans shall continue in effect according to their terms as in effect before the Plan merger (subject to such amendments as the Committee (defined below) determines, consistent with the Prior Plans, as applicable), and the shares with respect to outstanding grants under the Prior Plans shall be issued or transferred under this Plan.

(b) Effective Date~~.~~ of Amendment. The Plan, as amended, was approved by the Board of Directors on February ~~13, 2009~~22, 2013 and will become effective on May ~~4, 2009~~7, 2013 (the ~~“~~“Amendment Effective Date~~”),~~”), subject to the affirmative vote of the holders of a majority of the votes cast at the ~~2009~~2013 annual meeting of stockholders.

(c) Purpose. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of employees of the Company to those of the Company’s stockholders and by providing employees with long-term incentives for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of employees who will be largely responsible for the long-term performance, growth and financial success of the Company.

2. Definitions: For purposes of this Plan:

(a) “Affiliate” means any entity in which the Issuer has, directly or indirectly, an ownership interest of at least 20%.

(b) “Associated Option” shall have the meaning set forth in Section 7.

(c) “Award” means an award of options, stock appreciation rights, performance shares, performance units, restricted stock or restricted stock units granted under this Plan.

(d) “Board” or “Board of Directors” means the Board of Directors of the Issuer.

(e) “Change in Control” shall have the meaning set forth in Section 14(d).

(f) “Committee” shall have the meaning set forth in Section 4.

(g) “Current Portion” shall have the meaning set forth in Section 8(a).

(h) “Code” means the Internal Revenue Code of 1986, as amended.

(i) “Common Stock” means the Issuer’s common stock.

(j) “Company” means the Issuer (Zimmer Holdings, Inc.) and its Subsidiaries and Affiliates.

(k) “Deferred Portion” shall have the meaning set forth in Section 8(a).

(l) “Disability” means ~~qualifying for and receiving payments under a~~total disability ~~pay plan of~~as defined by the ~~Company~~Company’s group long-term disability insurance policy applicable to participants.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” means the average of the high and low sale prices of a share of Common Stock on the New York Stock Exchange composite tape on the date of measurement or on any date as determined by the Committee and, if there were no trades on such date, on the day on which a trade occurred next preceding such date.

(o) “Issuer” means Zimmer Holdings, Inc.

(p) “Plan” means this Zimmer Holdings, Inc. 2009 Stock Incentive Plan.

(q) “Prior Plans” means, collectively, the Zimmer Holdings, Inc. 2006 Stock Incentive Plan and the Zimmer Holdings, Inc. TeamShare Stock Option Plan.

(r) “Qualifying Performance Criteria” shall have the meaning set forth in Section 6(a).

(s) “Qualifying Termination” shall have the meaning set forth in Section 14(e).

(t) “Regulations” shall have the meaning set forth in Section 4(c).

(u) “Restriction Period” shall have the meaning set forth in Section 9(b)(2).

(v) “Retirement” shall mean termination of the employment of an employee with the Company on or after (i) the employee’s 65th birthday or (ii) the employee’s 55th birthday if the employee has completed 10 years of service with the Company. For purposes of this Section 2(v) and all other purposes of this Plan, Retirement shall also mean termination of employment of an employee with the Company for any reason (other than the employee’s death, resignation, willful misconduct or activity deemed detrimental to the interests of the Company) where, on termination, the employee’s attained age (expressed as a whole number) plus completed years of service (expressed as a whole number) plus one (1) equals at least 70 and the employee has completed 10 years of service with the Company and, where applicable, the employee has executed a general release, a covenant not to compete and/or a covenant not to solicit. For purposes of this Plan, an employee’s service with the Company’s former parent, Bristol-Myers Squibb Company, and its subsidiaries and affiliates before August 6, 2001, shall be included as service with the Company, provided that the employee was employed by Bristol-Myers Squibb Company on August 5, 2001 and has been continuously employed by the Company since August 6, 2001.

(w) “Subcommittee” shall have the meaning set forth in Section 4(b).

(x) “Subsidiary” shall mean any corporation which at the time qualifies as a subsidiary of the Issuer under the definition of “subsidiary corporation” in Section 424 of the Code.

(y) “Tax Date” shall have the meaning set forth in Section 13(a).

(z) “Withholding Tax” shall have the meaning set forth in Section 13(c).

3. Shares of Common Stock Subject to the Plan:

(a) Shares Authorized; Share Counting; Fungible Share Pool. Subject to the other provisions of this Section 3, effective as of the Amendment Effective Date, the total number of shares available for grant as Awards pursuant to this Plan shall be equal to the sum of the following: (i) ~~5,000~~8,700,000 shares, plus (ii) the aggregate number of shares remaining available for issuance under the Prior Plans as of the Effective Date, and (iii) the aggregate number of shares underlying outstanding awards under the Prior Plans as of the Effective Date that terminate or expire or are cancelled or forfeited during the term of this Plan without having been exercised or fully vested. Substitute or assumed Awards made under Section 19 shall not be considered in applying this limitation. Solely for the purpose of applying the foregoing limitation and subject to the replenishment provisions of Section 3(b) below:

(1) each option or stock appreciation right granted under this Plan shall reduce the number of shares available for grant by one share for every one share granted;

(2) effective as of the Amendment Effective Date, each Award granted under this Plan that may result in the issuance of Common Stock, other than an option or stock appreciation right, shall reduce the number of shares available for grant by two and thirty-seven hundredths (2.37) shares for every one share granted; and

(3) if Awards are granted in tandem, so that only one of the Awards may actually be exercised, only the Award that results in the greater reduction in the number of shares available for grant shall result in a reduction of the shares so available, and the other Award shall be disregarded.

(b) Shares Again Available.

(1) In the event all or any portion of an Award terminates or expires or is cancelled or forfeited during the term of this Plan without being exercised or fully vested or is settled for cash~~, the number of shares not issued that were deducted for such Award pursuant to Section 3(a) above shall be restored~~ (collectively, “cancelled awards”), then (A) with respect to options and stock appreciation rights, the shares underlying such cancelled award shall be restored to the Plan on a one-for-one basis and may again be used for Awards under the Plan; and (B) with respect to each Award granted under this Plan that may result in the issuance of Common Stock, other than an option or stock appreciation right, effective as of the Amendment Effective Date, shares underlying such cancelled awards (whether such Awards were granted before or after the Amendment Effective Date) shall be restored to the Plan at a rate of two and thirty-seven hundredths (2.37) shares for each cancelled share and may again be used for Awards under the Plan.

(2) Notwithstanding anything to the contrary contained herein:

(A) shares that participants tender during the term of this Plan to pay the purchase price of options in accordance with Section 7(b)(5) shall not be added to the aggregate Plan limit described above;

(B) shares that the Company retains or causes participants to surrender to satisfy Withholding Tax requirements in accordance with Section 13 shall not be added to the aggregate Plan limit described above;

(C) shares that are repurchased by the Company using option exercise proceeds shall not be added to the aggregate Plan limit described above;

(D) if a stock appreciation right included in an option in accordance with Section 7(b)(12) is exercised, the number of shares covered by the option or portion thereof which is surrendered on exercise of the stock appreciation right shall be considered issued pursuant to the Plan and shall count against the aggregate Plan limit described above, regardless of whether or not any shares are actually issued to the participant upon exercise of the stock appreciation right; and

(E) shares covered by any stock appreciation right granted in accordance with Section 18, to the extent that it is exercised and settled in Common Stock, and whether or not shares are actually issued to the participant upon exercise of the right, shall be considered issued pursuant to the Plan and shall count against the aggregate Plan limit described above.

(c) Individual Limitation. No individual participant may be granted ~~Awards~~, in any single calendar year during the term of this Plan ~~in respect of~~, stock options and/or stock appreciation rights to purchase more than 500,000 shares of Common Stock. ~~For purposes of the foregoing limitation, the number of shares in Awards that are made with respect to a period longer than one~~ No individual participant may be granted, in any single calendar year ~~shall be considered to have been made on a pro rata basis in the calendar years~~ during ~~such period~~the term of this Plan, restricted stock, restricted stock units, performance units and/or performance shares representing more than 250,000 shares of Common Stock. Substitute or assumed Awards made under Section 19 shall not be included in applying ~~this limitation.~~these limitations.

(d) Maximum Number of Incentive Stock Options. The number of shares of Common Stock with respect to which incentive stock options may be granted shall not exceed 1,000,000 shares during the term of this Plan.

(e) Adjustment. The limitations under Sections 3(a), (c) and (d) are subject to adjustment in number and kind pursuant to Section 12.

(f) Treasury or Market Purchased Shares. Common Stock issued hereunder may be authorized and unissued shares or issued shares acquired by the Company on the market or otherwise.

(g) Effect of Plans Operated by Acquired Companies. If a company acquired by the Company or with which the Company combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan. Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employees of the Company prior to such acquisition or combination.

4. Administration: The Plan shall be administered under the supervision of the Board of Directors, which may exercise its powers, to the extent herein provided, through the agency of its Compensation and Management Development Committee (the “Committee”), which shall be appointed by the Board of Directors.

(a) Composition of Committee. The Committee shall consist of not less than two (2) members of the Board who are intended to meet the definition of “outside director” under the provisions of Section 162(m) of the Code and the definition of “non-employee directors” under the provisions of the Exchange Act or rules or regulations promulgated thereunder.

(b) Delegation and Administration. The Committee may delegate to one or more separate committees (any such committee a “Subcommittee”) composed of one or more directors of the Issuer (who may, but need not be, members of the Committee) the ability to grant Awards with respect to participants who are not executive officers of the Company under the provisions of the Exchange Act or rules or regulations promulgated thereunder, and such actions shall be treated for all purposes as if taken by the Committee. Any action by any such Subcommittee within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee and references in this Plan to the Committee shall include any such Subcommittee. The Committee may delegate the administration of the Plan to an officer or officers of the Issuer, and such administrator(s) may have the authority to execute and distribute agreements or other documents evidencing or relating to Awards granted by the Committee under this Plan, to maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Awards, to process or oversee the issuance of shares of Common Stock upon the exercise, vesting and/or settlement of an Award, to interpret the terms of Awards and to take such other actions as the Committee may specify, provided that in no case shall any such administrator be authorized to grant Awards under the Plan. Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and references in this Plan to the Committee shall include any such administrator, provided that the actions and interpretations of any such administrator shall be subject to review and approval, disapproval or modification by the Committee.

(c) Regulations. The Committee, from time to time, may adopt rules and regulations (“Regulations”) for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate. The interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors, be final and conclusive.

(d) Records and Actions. The Committee shall maintain a written record of its proceedings. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the Committee.

5. Eligibility: Awards may be granted only to employees of the Company, including Subsidiaries and Affiliates which become such after the Effective Date. Any director who is not an employee of the Company shall be ineligible to receive an Award under the Plan. The adoption of this Plan shall not be deemed to give any employee any right to an Award, except to the extent and upon such terms and conditions as may be determined by the Committee.

6. Qualifying Performance Criteria: Awards under Section 8 of this Plan shall be, and any other type of Award (other than incentive stock options) in the discretion of the Committee may be, contingent upon achievement of Qualifying Performance Criteria.

(a) Available Criteria. For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award:

(1)	net sales,

(2)	revenue,

(3)	gross profit,

(4)	operating profit,

(5)	net earnings,

(6)	earnings per share,

(7)	profit margin (gross, operating or net),

(8)	cash flow, net cash flow or free cash flow,

(9)	acquisition integration synergies (measurable savings and efficiencies resulting from integration),

(10)	acquisition integration milestone achievements,

(11)	stock price performance,

(12)	total ~~stockholder~~shareholder return,

(13)	internal total shareholder return (derived from operating profit growth and free cash flow yield)

(14)	expense reduction,

(15)	debt or net debt reduction, and

(16)	financial return ratios (including return on equity, return on assets or net assets, return on capital or invested capital and return on operating profit).

(b) Adjustments. The Committee may adjust any evaluation of performance under a Qualifying Performance Criteria to exclude the effects of any of the following items or events that occurs or otherwise impacts reported results during a performance period: (1) asset write-downs, (2) litigation or claim judgments or settlements, (3) changes in tax law, accounting principles or other such laws or provisions affecting reported results, (4) accruals ~~for~~and expenses associated with reorganization ~~or~~, restructuring and/or transformation programs, (5) acquisition and integration expenses and purchase accounting, (6) share-based payments, and (7) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Issuer’s annual report to stockholders for the applicable year. Notwithstanding satisfaction or completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award, the number of shares, stock options, stock appreciation rights, performance shares, performance units, restricted stock, or restricted stock units or other benefits granted, issued, retainable and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Committee on the basis of such further considerations as the Committee in its sole discretion shall determine.

(c) Establishment and Achievement of Targets. The Committee shall establish the specific targets for the selected Qualified Performance Criteria. For Awards that are intended to qualify for exemption from the limitation on deductibility imposed by Section 162(m) of the Code or any successor provision, the targets shall be established within the required time period. These targets may be set at a specific level or may be expressed as relative to the comparable measure at comparison companies or a defined index. In cases where Qualifying Performance Criteria are established, the Committee shall determine the extent to which the criteria have been achieved and the corresponding level to which vesting requirements have been satisfied or other restrictions are to be removed from the Award or the extent to which a participant’s right to receive an Award should lapse in cases where the Qualifying Performance Criteria have not been met, and shall certify these determinations in writing. The Committee may provide for the determination of the attainment of such targets in installments where it deems appropriate.

7. Stock Options: Stock options under the Plan shall consist of incentive stock options under Section 422 of the Code or nonqualified stock options (options not intended to qualify as incentive stock options), as the Committee shall determine. In addition, the Committee may grant stock appreciation rights in conjunction with an option, as set forth in Section 7(b)(12), or may grant an option in conjunction with an award of performance units or performance shares, as set forth in Section 7(b)(11) (an “Associated Option”).

Each option shall be subject to the following terms and conditions:

(a) Grant of Options. The Committee shall (1) select the employees of the Company to whom options may from time to time be granted, (2) determine whether incentive stock options or nonqualified stock options are to be granted, (3) determine the number of shares to be covered by each option so granted, (4) determine the terms and conditions (not inconsistent with the Plan) of any option granted hereunder (including but not limited to restrictions upon the options, conditions of their exercise (including as to nonqualified stock options, subject to any Qualifying Performance Criteria), or restrictions on the shares of Common Stock issuable upon exercise thereof), (5) determine whether nonqualified stock options or incentive stock options granted under the Plan shall include stock appreciation rights and, if so, the Committee shall determine the terms and conditions thereof in accordance with Section 7(b)(12) hereof, (6) determine whether any nonqualified stock options granted under the Plan shall be Associated Options, and (7) prescribe the form of the instruments necessary or advisable in the administration of options.

(b) Terms and Conditions of Option. Any option granted under the Plan shall be evidenced by a Stock Option Agreement entered into by the Company and the optionee, in such form as the Committee shall approve, which agreement shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the Plan, and in the case of an incentive stock option not inconsistent with the provisions of the Code applicable to incentive stock options, as the Committee shall prescribe:

(1) Number of Shares Subject to an Option. The Stock Option Agreement shall specify the number of shares of Common Stock subject to the Agreement. If the option is an Associated Option, the number of shares of Common Stock subject to such Associated Option shall initially be equal to the number of performance units or performance shares subject to the Award, but one share of Common Stock shall be canceled for each performance unit or performance share paid out under the Award.

(2) Option Price. The purchase price per share of Common Stock purchasable under an option will be determined by the Committee but will be not less than the Fair Market Value of a share of Common Stock on the date of the grant of the option, except as provided in Section 19 relating to assumed or substitute Awards.

(3) Option Period. The period of each option shall be fixed by the Committee, but no option shall be exercisable after the expiration of ten years from the date the option is granted.

(4) Consideration. Unless the Committee determines otherwise, each optionee, as consideration for the grant of an option, shall remain in the continuous employ of the Company for at least one year from the date of the granting of such option, and no option shall be exercisable until after the completion of such one year period of employment by the optionee.

(5) Exercise of Option. The Committee shall determine the time or times at which an option may be exercised in whole or in part during the option period. An ~~optionee may exercise an~~ option ~~by giving~~will be deemed exercised when the Company receives written or electronic notice of exercise ~~to the Company specifying~~ (in accordance with the ~~number of shares to be purchased. Such written notice must be accompanied by~~Stock Option Agreement) from the person entitled to exercise the option and payment in full of the purchase price and Withholding Taxes (as defined in Section 13 hereof~~), due either~~). Payment in full may be made (i) by certified or bank check, (ii) by wire transfer, (iii) by payment through a broker ~~in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iii~~under a cashless exercise program implemented by the Company in connection with the Plan, (iv) in shares of Common Stock owned by the optionee having a Fair Market Value at the date of exercise equal to such purchase price, provided that payment in shares of Common Stock will not be permitted unless at least 100 shares of Common Stock are required and delivered for such purpose, (~~iv~~v) in any combination of the foregoing, or (~~v~~vi) by any other method that the Committee approves. At its discretion, the Committee may modify or suspend any method for the exercise of stock options, including any of the methods specified in the previous sentence. Delivery of shares for exercising an option shall be made either through the physical delivery of shares or through an appropriate certification or attestation of valid ownership. Shares of Common Stock used to exercise an option shall have been held by the optionee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the option. No shares shall be issued until full payment therefor has been made. An optionee shall have the rights of a stockholder only with respect to shares of stock that have been recorded on the Company’s books on behalf of the optionee or for which certificates have been issued to the optionee.

Notwithstanding anything in the Plan to the contrary, the Committee may, in its sole discretion, allow the exercise of a lapsed grant if the Committee determines that: (i) the lapse was solely the result of the Company’s inability to execute the exercise of an option Award due to conditions beyond the Company’s control and (ii) the optionee made valid and reasonable efforts to exercise the Award. In the event the Committee makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

(6) Nontransferability of Options. An option or stock appreciation right granted under the Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the optionee’s lifetime, only by the optionee; provided that the Board may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability.

Notwithstanding the foregoing, the Committee may set forth in a Stock Option Agreement at the time of grant or thereafter, that the options (other than incentive stock options) may be transferred to members of the optionee’s immediate family, to one or more trusts solely for the benefit of such immediate family members and to partnerships in which such family members or trusts are the only partners. For this purpose, immediate family means the optionee’s spouse, parents, children, stepchildren, grandchildren and legal dependants. Any transfer of options under this provision will not be effective until notice of such transfer is delivered to the Company.

(7) Termination of Employment Other than by Retirement or Death. If an optionee shall cease to be employed by the Company for any reason (other than termination of employment by reason of Retirement or death) after the optionee shall have been continuously so employed for one year after the granting of the option, or as otherwise determined by the Committee, the option shall be exercisable only to the extent that the optionee was otherwise entitled to exercise it at the time of such cessation of employment with the Company, unless otherwise determined by the Committee. The option shall remain exercisable for three months after such cessation of employment (or, if earlier, the end of the option period), unless the Committee determines otherwise. The Plan does not confer upon any optionee any right with respect to continuation of employment by the Company.

(8) Retirement of Optionee. If an optionee shall cease to be employed by the Company by reason of Retirement after the optionee shall have been continuously employed by the Company for a period of at least one year after the granting of the option, or as otherwise determined by the Committee, all remaining unexercised portion(s) of the option shall immediately vest and become exercisable by the optionee and shall remain exercisable for the remainder of the option period set forth therein, except that, in the case of an incentive stock option, the option shall remain exercisable for three months following Retirement (or, if earlier, the end of the option period).

(9) Death of Optionee. Except as otherwise provided in Section 7(b)(14), in the event of the optionee’s death (i) while in the employ of the Company or (ii) after cessation of employment due to Retirement, the option shall be fully exercisable by the executors, administrators, legatees or distributees of the optionee’s estate, as the case may be, at any time following such death. In the event of the optionee’s death after cessation of employment for any reason other than Retirement, the option shall be exercisable by the executors, administrators, legatees or distributees of the optionee’s estate, as the case may be, at any time during the twelve month period following such death. Notwithstanding the foregoing, unless the Committee determines otherwise, in no event shall an option be exercisable unless the optionee shall have been continuously employed by the Company for a period of at least one year after the option grant, and no option shall be exercisable after the expiration of the option period set forth in the Stock Option Agreement. In the event any option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the option are the duly appointed legal representatives of the deceased optionee’s estate or the proper legatees or distributees thereof.

(10) No Deferral Feature. No option or stock appreciation right granted under this Plan shall include any feature for the deferral of compensation other than, in the case of an option, the deferral of recognition of income until the later of exercise or disposition of the option under Section 83 of the Code, or the time the stock acquired pursuant to the exercise of the option first becomes substantially vested (as defined in regulations interpreting Section 83 of the Code), or, in the case of a stock appreciation right, the deferral of recognition of income until the exercise of the stock appreciation right.

(11) Long-Term Performance Awards. The Committee may from time to time grant nonqualified stock options under the Plan in conjunction with and related to an award of performance units or performance shares made under a Long-Term Performance Award as set forth in Section 8(b)(11). In such event, notwithstanding any other provision hereof, (i) the number of shares to which the Associated Option applies shall initially be equal to the number of performance units or performance shares granted by the Award, but such number of shares shall be reduced on a one-share-for-one unit or share basis to the extent that the Committee determines, pursuant to the terms of the Award, to pay to the optionee or the optionee’s beneficiary the performance units or performance shares granted pursuant to such Award, and (ii) such Associated Option shall be cancelable in the discretion of the Committee, without the consent of the optionee, under the conditions and to the extent specified in the Award.

(12) Stock Appreciation Rights. In the case of any option granted under the Plan, either at the time of grant or by amendment of such option at any time after such grant, there may be included a stock appreciation right which shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall impose, including the following:

(A) A stock appreciation right shall be exercisable to the extent, and only to the extent, that the option in which it is included is at the time exercisable, and may be exercised within such period only at such time or times as may be determined by the Committee (and in no event after expiration of ten years from the date the option was granted);

(B) A stock appreciation right shall entitle the optionee (or any person entitled to act under the provisions of Section 7(b)(9)) to surrender unexercised the option in which the stock appreciation right is included (or any portion of such option) to the Company and to receive from the Company in exchange therefor that number of shares having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the value of one share (provided such value does not exceed such multiple of the option price per share as may be specified by the Committee) over the option price per share specified in such option (as determined by the Committee in accordance with Section 7(b)(2)) times the number of shares called for by the option, or portion thereof, which is so surrendered. The Committee shall be entitled to cause the Company to settle its obligation, arising out of the exercise of a stock appreciation right, by the payment of cash equal to the aggregate value of the shares the Company would otherwise be obligated to deliver or partly by the payment of cash and partly by the delivery of shares. Any such election shall be made within 30 business days after the receipt by the

Committee of written or electronic notice of the exercise of the stock appreciation right. The value of a share for this purpose shall be the Fair Market Value thereof on the last business day preceding the date of the election to exercise the stock appreciation right;

(C) No fractional shares shall be delivered under this Section 7(b)(12) but in lieu thereof a cash adjustment shall be made;

(D) If a stock appreciation right included in an option is exercised, such option shall be deemed to have been exercised to the extent of the number of shares called for by the option or portion thereof which is surrendered on exercise of the stock appreciation right and no new option may be granted covering such shares under this Plan; and

(E) If an option which includes a stock appreciation right is exercised, such stock appreciation right shall be deemed to have been canceled to the extent of the number of shares called for by the option or portion thereof is exercised and no new stock appreciation rights may be granted covering such shares under this Plan.

(13) Incentive Stock Options. Incentive stock options may only be granted to employees of the Issuer and its Subsidiaries and parent corporations, as defined in Section 424 of the Code. In the case of any incentive stock option granted under the Plan, the aggregate Fair Market Value of the shares of Common Stock (determined at the time of grant of each option) with respect to which incentive stock options granted under the Plan and any other plan of the Issuer or its parent or a Subsidiary which are exercisable for the first time by an employee during any calendar year shall not exceed $100,000 or such other amount as may be required by the Code.

(14) Rights of Transferee. Notwithstanding anything to the contrary herein, if an option has been transferred in accordance with Section 7(b)(6), the option shall be exercisable solely by the transferee. The option shall remain subject to the provisions of the Plan, including that it will be exercisable only to the extent that the optionee or optionee’s estate would have been entitled to exercise it if the optionee had not transferred the option. In the event of the death of the optionee prior to the expiration of the right to exercise the transferred option, the period during which the option shall be exercisable will terminate on the date one year following the date of the optionee’s death. In the event of the death of the transferee prior to the expiration of the right to exercise the option, the period during which the option shall be exercisable by the executors, administrators, legatees and distributees of the transferee’s estate, as the case may be, will terminate on the date one year following the date of the transferee’s death. In no event will the option be exercisable after the expiration of the option period set forth in the Stock Option Agreement. The option shall be subject to such other rules as the Committee shall determine.

(15) No Reload. Options shall not be granted under this Plan in consideration for and shall not be conditioned upon the delivery of shares of Common Stock in payment of the option price and/or tax withholding obligation under any other employee stock option.

8. Long-term Performance Awards: Long-term performance awards under the Plan shall consist of the conditional grant of a specified number of performance units or performance shares. The conditional grant of a performance unit to a participant will entitle the participant to receive a specified dollar value, variable under conditions specified in the Award, if the Qualifying Performance Criteria specified in the Award are achieved and the other terms and conditions thereof are satisfied. The conditional grant of a performance share to a participant will entitle the participant to receive a specified number of shares of Common Stock, or the equivalent cash value, as determined by the Committee, if the Qualifying Performance Criteria specified in the Award are achieved and the other terms and conditions thereof are satisfied. Each Award shall be subject to the following terms and conditions:

(a) Grant of Awards. The Committee shall (1) select the employees of the Company to whom Awards under this Section 8 may from time to time be granted, (2) determine the number of performance units or performance shares covered by each Award, (3) determine the terms and conditions of each performance unit or performance share awarded and the award period and performance objectives with respect to each Award, (4) determine the extent to which a participant may elect to defer payment of a percentage of an Award (the “Deferred Portion”) pursuant to the terms of a deferred compensation plan of the Company, (5) determine whether payment with respect to the portion of an Award which has not been deferred (the “Current Portion”) and the payment with respect to the Deferred Portion of an Award shall be made entirely in cash, entirely in Common Stock or partially in cash and partially in Common Stock, (6) determine whether the Award is to be made independently of or in conjunction with a nonqualified stock option granted under the Plan, and (7) prescribe the form of the instruments necessary or advisable in the administration of the Awards.

(b) Terms and Conditions of Award. Any Award conditionally granting performance units or performance shares to a participant shall be evidenced by a Performance Unit Agreement or Performance Share Agreement, as applicable, executed by the Company and the participant, in such form as the Committee shall approve, which agreement shall contain in substance the following terms and conditions applicable to the Award and such additional terms and conditions as the Committee shall prescribe:

(1) Number and Value of Performance Units. The Performance Unit Agreement shall specify the number of performance units conditionally granted to the participant. If the Award has been made in conjunction with the grant of an Associated Option, the number of performance units granted shall initially be equal to the number of shares which the participant is granted the right to purchase pursuant to the Associated Option, but one performance unit shall be canceled for each share of the Issuer’s Common Stock purchased upon exercise of the Associated Option or for each stock appreciation right included in such option that has been exercised. The Performance Unit Agreement shall specify the threshold, target and maximum dollar values of each performance unit and corresponding performance objectives as provided under Section 8(b)(5).

(2) Number and Value of Performance Shares. The Performance Share Agreement shall specify the number of performance shares conditionally granted to the participant. If the Award has been made in conjunction with the grant of an Associated Option, the number of performance shares granted shall initially be equal to the number of shares which the participant is granted the right to purchase pursuant to the Associated Option, but one performance share shall be canceled for each share of the Issuer’s Common Stock purchased upon exercise of the Associated Option or for each stock appreciation right included in such option that has been exercised. The Performance Share Agreement shall specify that each Performance Share will have a value equal to one (1) share of Common Stock.

(3) Award Periods. For each Award, the Committee shall designate an award period with a duration to be determined by the Committee in its discretion, but in no event less than three calendar years, within which specified performance objectives are to be attained. There may be several award periods in existence at any one time and the duration of performance objectives may differ from each other.

(4) Consideration. Each participant, as consideration for the award of performance units or performance shares, shall remain in the continuous employ of the Company for at least one year after the date of the making of such Award, and no Award shall be payable until after the completion of such one year of employment by the participant, except as otherwise determined by the Committee.

(5) Performance Objectives. The Committee shall select the Qualifying Performance Criteria and specific targets for each award period.

(6) Determination and Payment of Performance Units or Performance Shares Earned. As soon as practicable after the end of an award period, the Committee shall determine the extent to which Awards have been earned on the basis of ~~the Company’s~~ actual performance in relation to the Qualifying Performance Criteria as set forth in the Performance Unit Agreement or Performance Share Agreement and certify these results in writing. The Performance Unit Agreement or Performance Share Agreement shall specify that as soon as practicable after the end of each award period, the Committee shall determine whether the conditions of Sections 8(b)(4) and 8(b)(5) hereof have been met and, if so, shall ascertain the amount payable or shares which should be distributed to the participant in respect of the performance units or performance shares. As promptly as practicable after it has determined that an amount is payable or should be distributed in respect of an Award, and within 90 days after the end of the award period, the Committee shall cause the Current Portion of such Award to be paid or distributed to the participant or the participant’s beneficiaries, as the case may be, in the Committee’s discretion, either entirely in cash, entirely in Common Stock or partially in cash and partially in Common Stock. Payment of any Deferred Portion of an Award shall be determined by the terms of the Company deferred compensation plan under which the deferral was elected.

In making payment in the form of Common Stock hereunder, the cash equivalent of such Common Stock shall be determined by the Fair Market Value of the Common Stock on the day the Committee designates the performance units shall be payable.

(7) Nontransferability of Awards and Designation of Beneficiaries. No Award under this Section of the Plan shall be transferable by the participant other than by will or by the laws of descent and distribution, except that a participant may designate a beneficiary pursuant to the provisions hereof. If any participant or the participant’s beneficiary shall attempt to assign the participant’s rights under the Plan in violation of the provisions thereof, the Company’s obligation to make any further payments to such participant or the participant’s beneficiaries shall forthwith terminate.

A participant may name one or more beneficiaries to receive any payment of an Award to which the participant may be entitled under the Plan in the event of the participant’s death, on a form to be provided by the Committee. A participant may change the participant’s beneficiary designation from time to time in the same manner. If no designated beneficiary is living on the date on which any payment becomes payable to a participant’s beneficiary, or if no beneficiary has been specified by the participant, such payment will be payable to the participant’s estate.

(8) Retirement and Termination of Employment Other Than by Death. In the event of the Retirement prior to the end of an award period of a participant who has satisfied the one year employment requirement of Section 8(b)(4) with respect to an Award prior to Retirement, or as otherwise determined by the Committee, the participant, or his estate, shall be entitled to a payment of such Award at the end of the award period, pursuant to the terms of the Plan and the participant’s Performance Unit Agreement or Performance Share Agreement, provided, however, that the participant shall be deemed to have earned that proportion (to the nearest whole unit or share) of the value of the performance units or performance shares granted to the participant under such Award as the number of months of the award period which have elapsed since the first day of the calendar year in which the Award was made to the end of the month in which the participant’s Retirement occurs, bears to the total number of months in the award period, subject to the attainment of performance objectives associated with the Award as certified by the Committee. The participant’s right to receive any remaining performance units or performance shares shall be canceled and forfeited.

Subject to Section 8(b)(6) hereof, the Performance Unit Agreement or Performance Share Agreement shall specify that the right to receive the performance units or performance shares granted to such participant shall be conditional and shall be canceled, forfeited and surrendered if the participant’s continuous employment with the Company shall terminate for any reason, other than the participant’s death or Retirement, prior to the end of the award period, or as otherwise determined by the Committee.

(9) Reserved.

(10) Death of Participant. In the event of the death prior to the end of an award period of a participant who has satisfied the one year employment requirement with respect to an Award under this Section 8 prior to the date of death, or as otherwise determined by the Committee, the participant’s beneficiaries or estate, as the case may be, shall be entitled to a payment of such Award upon the end of the award period, pursuant to the terms of the Plan and the participant’s Performance Unit Agreement or Performance Share Agreement, provided, however, that the participant shall be deemed to have earned that proportion (to the nearest whole unit or share) of the value of the performance units or performance shares granted to the participant under such Award as the number of months of the award period which have elapsed since the first day of the calendar year in which the Award was made to the end of the month in which the participant’s death occurs, bears to the total number of months in the award period. The participant’s right to receive any remaining performance units or performance shares shall be canceled and forfeited.

The Committee may, in its discretion, waive, in whole or in part, such cancellation and forfeiture of any performance units or performance shares.

(11) Grant of Associated Option. If the Committee determines that the conditional grant of performance units or performance shares under the Plan is to be made to a participant in conjunction with the grant of a nonqualified stock option under the Plan, the Committee shall grant the participant an Associated Option under the Plan subject to the terms and conditions of this Section 8(b)(11). In such event, such Award shall be contingent upon the participant’s being granted such an Associated Option pursuant to which: (i) the number of shares the optionee may purchase shall initially be equal to the number of performance units or performance shares conditionally granted by the Award, (ii) such number of shares shall be reduced on a one-share-for-one-unit or share basis to the extent that the Committee determines, pursuant to Section 8(b)(6) hereof, to pay to the participant or the participant’s beneficiaries the performance units or performance shares conditionally granted pursuant to the Award, and (iii) the Associated Option shall be cancelable in the discretion of the Committee, without the consent of the participant, under the conditions and to the extent specified herein and in Section 8(b)(6) hereof.

If no amount is payable in respect of the conditionally granted performance units or performance shares, the Award and such performance units or performance shares shall be deemed to have been canceled, forfeited and surrendered, and the Associated Option, if any, shall continue in effect in accordance with its terms. If any amount is payable in respect of the performance units or performance shares and such units or shares were granted in conjunction with an Associated Option, the Committee shall, within 30 days after the determination of the Committee referred to in the first sentence of Section 8(b)(6), determine, in its sole discretion, either:

(A) to cancel in full the Associated Option, in which event the value of the performance units or performance shares payable pursuant to Sections 8(b)(5) and (6) shall be paid or the performance shares shall be distributed;

(B) to cancel in full the performance units or performance shares, in which event no amount shall be paid to the participant in respect thereof and no shares shall be distributed but the Associated Option shall continue in effect in accordance with its terms; or

(C) to cancel some, but not all, of the performance units or performance shares, in which event the value of the performance units payable pursuant to Sections 8(b)(5) and (6) which have not been canceled shall be paid or the performance shares shall be distributed and the Associated Option shall be canceled with respect to that number of shares equal to the number of conditionally granted performance units or performance shares that remain payable.

Any action taken by the Committee pursuant to the preceding sentence shall be uniform with respect to all Awards having the same award period. If the Committee takes no such action, it shall be deemed to have determined to cancel in full the Award in accordance with clause (B) above.

~~(12) Compliance with Section 409A of the Code: Notwithstanding any provision of the Plan to the contrary, in the event any Award under this Section 8 constitutes or provides for a deferral of compensation within the meaning of Section 409A of the Code, the Award shall comply in all respects with the applicable requirements of Section 409A of the Code; the Performance Share Agreement or Performance Unit Agreement, as the case may be, shall include all provisions required for the Award to comply with the applicable requirements of Section 409A of the Code; and those provisions of the Performance Share Agreement or Performance Unit Agreement, as the case may be, shall be deemed to constitute provisions of the Plan.~~

9. Restricted Stock and Restricted Stock Units: An Award of restricted stock under the Plan shall consist of a grant of shares of Common Stock of the Issuer, the grant, issuance, retention and/or vesting of which is subject to the terms and conditions hereinafter provided. An Award of a restricted stock unit to a participant will entitle the participant to receive a specified number of shares of Common Stock or cash, as determined by the Committee, if the objectives specified in the Award, if any, are achieved and the other terms and conditions thereof are satisfied. Each Award shall be subject to the following terms and conditions:

(a) Grant of Awards: The Committee shall (i) select the employees to whom restricted stock or restricted stock units may from time to time be granted, (ii) determine the number of shares to be covered by each Award granted, (iii) determine the terms and conditions (not inconsistent with the Plan) of any Award granted hereunder, and (iv) prescribe the form of the agreement, legend or other instrument necessary or advisable in the administration of Awards under the Plan.

(b) Terms and Conditions of Awards: Any Award granted under this Section 9 shall be evidenced by a Restricted Stock Agreement or Restricted Stock Unit Agreement entered into by the Issuer and the participant, in such form as the Committee shall approve, which agreement shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the Plan as the Committee shall prescribe:

(1) Number of Shares Subject to an Award: The agreement shall specify the number of shares of Common Stock or the number of restricted stock units subject to the Award.

(2) Restriction Period: The period of restriction applicable to each Award (the “Restriction Period”) shall be established by the Committee but may not be less than one year, unless the Committee determines otherwise. The Restriction Period applicable to each Award shall commence on the award date.

(3) Consideration: Each participant, as consideration for the grant of an Award, shall remain in the continuous employ of the Company for at least one year from the date of the granting of such Award, or as otherwise determined by the Committee, and the participant’s right to any shares of restricted stock or restricted stock units covered by such an Award shall be forfeited if the participant does not remain in the continuous employ of the Company for at least one year from the date of the granting of the Award, except as otherwise determined by the Committee.

(4) Restriction Criteria: The Committee shall establish the criteria upon which the Restriction Period shall be based. Restrictions shall be based upon either or both of (i) the continued employment of the participant or (ii) the attainment of one or more Qualifying Performance Criteria.

(c) Terms and Conditions of Restrictions and Forfeitures: The restricted stock or restricted stock units awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

(1) During the Restriction Period, the participant will not be permitted to sell, transfer, pledge or assign the Award made under this Section 9.

(2) Except as provided in Section 9(c)(1), or as the Committee may otherwise determine, a participant holding restricted stock shall have all of the rights of a stockholder of the Issuer, including the right to vote the shares and receive dividends and other distributions ~~provided that~~, provided that cash dividends paid with respect to restricted stock that is subject to the satisfaction of targets for Qualifying Performance Criteria shall be retained by the Company during the Restriction Period and shall be subject to the same restrictions as the underlying restricted stock. In addition, distributions in the form of stock shall be subject to the same restrictions as the underlying restricted stock. A participant holding restricted stock units shall have none of the rights of a stockholder of the Issuer during the Restriction Period.

(3) Unless the Committee shall expressly otherwise provide in the agreement relating to an Award made under this Section 9, in the event of a participant’s Retirement or death prior to the end of the Restriction Period for a participant who has satisfied the one year employment requirement of Section 9(b)(3), all time-based restrictions imposed under such Award shall immediately lapse, but such Award shall continue to be subject to the satisfaction of any targets for Qualifying Performance Criteria set forth in the agreement relating to such Award.

(4) Unless the Committee shall expressly otherwise provide in the agreement relating to an Award made under this Section 9, if during the Restriction Period a participant terminates employment with the Company for any reason other than Retirement or death, the shares covered by a restricted stock Award that are not already vested shall be canceled and forfeited and will be deemed to be reacquired by the Issuer and any restricted stock units still subject to restriction shall be forfeited by the participant.

(5) In cases of special circumstances as determined by the Committee, the Committee may, in its sole discretion when it finds that such an action would be in the best interests of the Company, accelerate or waive in whole or in part any or all remaining time-based restrictions with respect to all or part of a participant’s restricted stock or restricted stock units.

(6) In the event that the participant fails promptly to pay or make satisfactory arrangements as to the Withholding Taxes as provided in Section 13, (i) all shares of restricted stock still subject to restriction shall be forfeited by the participant and will be deemed to be reacquired by the Company; and (ii) all restricted stock units still subject to restriction shall be forfeited by the participant.

(7) A participant may, at any time prior to the expiration of the Restriction Period, waive all rights to receive all or some of the shares covered by or corresponding to an Award by delivering to the Company a written or electronic notice of such waiver.

(8) Notwithstanding the other provisions of this Section 9, the Committee may adopt rules which would permit a gift by a participant holding restricted stock or the benefits of a restricted stock unit, to members of the participant’s immediate family (spouse, parents, children, stepchildren, grandchildren or legal dependants) or to a trust whose beneficiary or beneficiaries shall be either such a person or persons or the participant.

(9) Any attempt to dispose of an Award under this Section 9 in a manner contrary to the restrictions shall be ineffective.

~~(d) Compliance with Section 409A of the Code Notwithstanding any provision of the Plan to the contrary, in the event any Award under this Section 9 constitutes or provides for a deferral of compensation within the meaning of Section 409A of the Code, the Award shall comply in all respects with the applicable requirements of Section 409A of the Code; the Restricted Stock Agreement or Restricted Stock Unit Agreement, as the case may be, shall include all provisions required for the Award to comply with the applicable requirements of Section 409A of the Code; and those provisions of the Restricted Stock Agreement or Restricted Stock Unit Agreement, as the case may be, shall be deemed to constitute provisions of the Plan.~~

10. Forfeiture of Awards; Recapture of Benefits:

(a) Breach of Restrictive Covenants. The Committee may, in its discretion, provide in an agreement evidencing any Award that, in the event that the participant engages, within a specified period after termination of employment, in certain activity specified by the Committee that is deemed detrimental to the interests of the Company (including, but not limited to, the breach of any non-solicitation and/or non-compete agreements with the Company), the Committee may require the participant ~~will~~to forfeit ~~all rights under~~his or her right to any ~~Awards that remain outstanding as~~unvested portion of the ~~time of such act~~Award and ~~will~~, to the extent that any portion of the Award has previously vested, the Committee may require the participant to return to the Company ~~an amount of~~the shares of Common Stock ~~with a Fair Market Value (determined as of the date such~~ covered by the Award or any cash proceeds the participant received upon the sale of such shares ~~are returned)~~ or, in the case of stock appreciation rights, performance units or restricted stock units that are settled in cash, an amount of cash, equal to the amount of any gain realized upon the exercise of or lapsing of restrictions on any Award that occurred within a specified time period.

(b) Other Bases for Forfeiture, Recovery or Other Actions. Awards and any compensation or benefits associated therewith shall be subject to repayment or forfeiture as may be required to comply with (i) any applicable listing standards of a national securities exchange adopted in accordance with Section 10D of the Exchange Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations of the U.S. Securities and Exchange Commission adopted thereunder; (ii) similar rules under the laws of any other jurisdiction; and (iii) any policies adopted by the Company to implement such requirements, all to the extent determined by the Company in its discretion to be applicable to a participant. Any agreement evidencing an Award may be unilaterally amended by the Committee to comply with any such compensation recovery policy.

11. Determination of Breach of Conditions: The determination of the Committee as to whether an event has occurred resulting in a forfeiture or a termination of an Award or any reduction of the Company’s obligations in accordance with the provisions of the Plan shall be conclusive.

12. Adjustment of and Changes in the Common Stock:

(a) Effect of Outstanding Awards. The existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company or any issuance of Common Stock or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Further, except as expressly provided herein or by the Committee, (i) the issuance by the Company of Common Stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations to the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than shares of Common Stock, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to stock options or other Awards theretofore granted or the purchase price per share, unless the Committee shall determine, in its sole discretion, that an adjustment is necessary or appropriate.

(b) Adjustments. If the outstanding Common Stock or other securities of the Company, or both, for which an Award is then exercisable or as to which an Award is to be settled shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, extraordinary dividend of cash and/or assets, recapitalization, reorganization, corporate separation or division (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend) or any similar event affecting the Common Stock or other securities of the Company, the Committee shall appropriately and equitably adjust the number and kind of shares or other securities which are subject to this Plan or subject to any Awards theretofore granted, and the exercise or settlement prices of such Awards, so as to maintain the proportionate number of shares of Common Stock or other securities without changing the aggregate exercise or settlement price.

(c) Fractional Shares. No right to purchase fractional shares shall result from any adjustment in stock options or stock appreciation rights pursuant to this Section 12. In case of any such adjustment, the shares subject to the stock option or stock appreciation right shall be rounded down to the nearest whole share.

(d) Assumption of Awards. Any other provision hereof to the contrary notwithstanding (except for Section 12(a)), in the event the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if it is the surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

13. Taxes:

(a) Each participant shall, no later than the Tax Date (as defined below), pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Withholding Tax (as defined below) with respect to an Award, and the Company shall, to the extent permitted by law, have the right to deduct such amount from any payment of any kind otherwise due to the participant. The Company shall also have the right to retain or sell without notice, or to demand surrender of, shares of Common Stock in value sufficient to cover the amount of any Withholding Tax, and to make payment (or to reimburse itself for payment made) to the appropriate taxing authority of an amount in cash equal to the amount of such Withholding Tax, remitting any balance to the participant. For purposes of this paragraph, the value of shares of Common Stock so retained or surrendered shall be the average of the high and low sales prices per share on the New York Stock Exchange composite tape on the date that the amount of the Withholding Tax is to be determined (the “Tax Date”) and the value of shares of Common Stock so sold shall be the actual net sales price per share (after deduction of commissions) received by the Company.

(b) Notwithstanding the foregoing, if the stock options have been transferred, the optionee shall provide the Company with funds sufficient to pay such Withholding Tax. If such optionee does not satisfy the optionee’s tax payment obligation and the stock options have been transferred, the transferee may provide the funds sufficient to enable the Company to pay such taxes. However, if the stock options have been transferred, the Company shall have no right to retain or sell without notice, or to demand surrender from the transferee of, shares of Common Stock in order to pay such Withholding Tax.

(c) The term “Withholding Tax” means the minimum required withholding amount applicable to the participant, including federal, state and local income taxes, Federal Insurance Contribution Act taxes, social insurance contributions, payroll tax, payment on account and any other governmental impost or levy.

(d) The participant shall be entitled to satisfy the obligation to pay any Withholding Tax, in whole or in part, by providing the Company with funds sufficient to enable the Company to pay such Withholding Tax or, unless the Committee determines otherwise, by requiring the Company to retain or to accept upon delivery thereof by the participant shares of Common Stock held by the participant ~~for more than six months~~ having a Fair Market Value sufficient to cover the amount of such Withholding Tax. Each election by a participant to have shares retained or to deliver shares for this purpose shall be subject to the following restrictions: (i) the election must be in writing and be made on or prior to the Tax Date; (ii) the election must be irrevocable; and (iii) the election shall be subject to the disapproval of the Committee.

14. Change in Control.

(a) Unless the Committee shall otherwise expressly provide in the agreement relating to an Award, in the event a participant’s employment with the Company terminates pursuant to a Qualifying Termination (as defined below) during the three (3) year period following a Change in Control of the Issuer (as defined below):

(1) all outstanding options shall become immediately fully vested and exercisable (to the extent not yet vested and exercisable as of the date of the Qualifying Termination); and

(2) all time-based restrictions imposed under all outstanding Awards of restricted stock and restricted stock units shall immediately lapse.

(b) Unless the Committee shall otherwise expressly provide in the agreement relating to an Award, if the Company undergoes a Change in Control during the award period applicable to an Award that is subject to the satisfaction of any targets for Qualifying Performance Criteria, the number of shares or units deemed earned shall be the greater of (i) the target number of shares or units specified in the participant’s Award agreement or (ii) the number of shares or units that would have been earned by applying the Qualifying Performance Criteria specified in the Award agreement to the Company’s actual performance from the beginning of the applicable award period to the date of the Change in Control.

(c) In addition, in the event of a Change in Control of the Issuer, the Committee may:

(1) determine that outstanding options shall be assumed by, or replaced with comparable options by, the surviving corporation (or a parent or subsidiary of the surviving corporation) and that outstanding Awards shall be converted to similar awards of the surviving corporation (or a parent or subsidiary of the surviving corporation), or

(2) take such other actions with respect to outstanding options and other Awards as the Committee deems appropriate; provided, however, that such actions are compliant with Section 409A of the Code, to the extent applicable.

(d) For purposes of this Plan, a Change in Control shall be deemed to have occurred on the earliest of the following dates:

(1) The date any person (as defined in Section 14(d)(3) of the Exchange Act) shall have become the direct or indirect beneficial owner of twenty percent (20%) or more of the then outstanding common shares of the Issuer;

(2) The date a merger or consolidation of the Issuer with any other corporation is consummated, other than (i) a merger or consolidation which would result in the voting securities of the Issuer outstanding immediately prior thereto continuing to represent at least 75% of the combined voting power of the voting securities of the Issuer or the surviving entity outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Issuer in which no Person acquires more than 50% of the combined voting power of the Issuer’s then outstanding securities;

(3) The date the stockholders of the Issuer approve a plan of complete liquidation of the Issuer or an agreement for the sale or disposition by the Issuer of all or substantially all of the Issuer’s assets; or

(4) The date there shall have been a change in a majority of the Board of Directors within a two (2) year period beginning after the effective date of the Plan, unless the nomination for election by the Issuer’s stockholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the two (2) year period.

(e) For purposes of this Plan provision, a Qualifying Termination shall be deemed to have occurred under the following circumstances:

(1) A Company-initiated termination for reasons other than the employee’s death, Disability, resignation without good cause, willful misconduct or activity deemed detrimental to the interests of the Company, provided the participant executes a general release and, where applicable, a non-solicitation and/or non-compete agreement with the Company;

(2) The participant resigns with good cause, which includes (i) a substantial adverse alteration in the nature or status of the participant’s responsibilities, (ii) a reduction in the participant’s base salary or levels of entitlement or participation under any incentive plan, award program or employee benefit program without the substitution or implementation of an alternative arrangement of substantially equal value, or (iii) the Company requiring the participant to relocate to a work location more than fifty (50) miles from the participant’s work location prior to the Change in Control.

15. Amendment of the Plan: The Board of Directors may amend or suspend this Plan at any time and from time to time; provided, however, that, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding stock options or stock appreciation rights or cancel outstanding stock options or stock appreciation rights in exchange for cash, other awards or stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights without stockholder approval; and provided, further, that the Board of Directors shall submit for stockholder approval any amendment (other than an amendment pursuant to the adjustment provisions of Section 12) required to be submitted for stockholder approval by law, regulation or applicable stock exchange requirements or that otherwise would:

(a)	increase the limitations in Section 3;

(b)	reduce the price at which stock options may be granted to below Fair Market Value on the date of grant;

(c)	extend the term of this Plan; or

(d)	change the class of persons eligible to be participants.

In addition, no such amendment or alteration shall be made which would impair the rights of any participant, without such participant’s consent, under any Award theretofore granted, provided that no such consent shall be required with respect to any amendment or alteration if the Committee determines in its sole discretion that such amendment or alteration either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated.

16. Miscellaneous:

(a) By accepting any benefits under the Plan, each participant and each person claiming under or through such participant shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken or to be taken or made under the Plan by the Company, the Board, the Committee or any other committee appointed by the Board.

(b) No participant or any person claiming under or through him shall have any right or interest, whether vested or otherwise, in the Plan or in any Award, contingent or otherwise, unless and until all of the terms, conditions and provisions of the Plan and the Agreement that affect such participant or such other person shall have been complied with.

(c) Neither the adoption of the Plan nor its operation shall in any way affect the rights and powers of the Company to dismiss or discharge any employee at any time.

17. Term of the Plan: The Plan shall expire on May 31, ~~2015~~2020, unless suspended or discontinued earlier by action of the Board of Directors. The expiration of the Plan, however, shall not affect the rights of participants under Awards theretofore granted to them, and all Awards shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

18. Employees Based Outside of the United States: Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company operates or has employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which employees employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of Awards granted to employees who are employed outside the United States, (iii) establish subplans, modified option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable, and (iv) grant to employees employed in countries wherein the granting of stock options is impossible or impracticable, as determined by the Committee, stock appreciation rights with terms and conditions that, to the fullest extent possible, are substantially identical to the stock options granted hereunder; provided, however, that in no event shall the exercise price of an option or stock appreciation right be less than the Fair Market Value of a share of Common Stock on the date of grant and provided, further, that in no event shall an option or stock appreciation right be exercisable after the expiration of ten years from the date of grant thereof.

19. Grants in Connection with Corporate Transactions and Otherwise: Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to assume the equity-based awards or make substitute Awards under this Plan to an employee of another corporation who becomes an employee of the Company by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company in substitution for an award granted by such corporation, or (ii) limit the right of the Company to grant options or make other awards outside of this Plan. The terms and conditions of any substitute or assumed Awards may vary from the terms and conditions required by the Plan. Any substitute or assumed Awards that are made pursuant to this Section 19 shall not count against the limitations provided under Section 3.

20. Governing Law: The validity, construction, interpretation and effect of the Plan and agreements issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Indiana, without giving effect to the conflict of laws provisions thereof. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration.

21. Unfunded Plan: Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to participants who are granted Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate or earmark any cash or other property which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation or earmarking, nor shall the Company or the Committee be deemed to be a trustee of stock or cash to be awarded under the Plan.

22. Compliance with Other Laws and Regulations: This Plan, the grant and exercise of Awards hereunder, and the obligation of the Issuer to sell, issue or deliver shares of Common Stock under such Awards, shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The Issuer shall not be required to register in a participant’s name or deliver any shares of Common Stock prior to the completion of any registration or qualification of such shares under any federal, state or local law or any ruling or regulation of any government body which the Committee shall determine to be necessary or advisable. To the extent the Issuer is unable to or the Committee deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Issuer’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock hereunder, the Issuer shall be relieved of any liability with respect to the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. No stock option shall be exercisable and no shares of Common Stock shall be issued and/or transferable under any other Award unless a registration statement with respect to the shares underlying such stock option is effective and current or the Issuer has determined that such registration is unnecessary.

23. Liability of Issuer: The Issuer shall not be liable to a participant or other persons as to (a) the non-issuance or sale of shares of Common Stock as to which the Issuer has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Issuer’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and (b) any tax consequence expected, but not realized, by any participant or other person due to the receipt, exercise or settlement of any Award granted hereunder.

24. Compliance with Section 409A of the Code: Notwithstanding any provision of the Plan to the contrary, in the event any Award constitutes or provides for a deferral of compensation within the meaning of Section 409A of the Code, the Award shall comply in all respects with the applicable requirements of Section 409A of the Code; the agreement evidencing the Award shall include all provisions required for the Award to comply with the applicable requirements of Section 409A of the Code; and those provisions of such agreement shall be deemed to constitute provisions of the Plan.

ZIMMER HOLDINGS, INC. STOCKHOLDER SERVICES 345 EAST MAIN STREET WARSAW, IN 46580

Vote 24 Hours a Day, 7 Days a Week by Internet, Telephone or Mail

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 6, 2013. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 6, 2013. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Zimmer Holdings, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
If you vote your proxy by Internet or by telephone, please do NOT mail back the proxy card. You can access, view and download this year’s Annual Report and Proxy Statement at www.proxyvote.com.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Zimmer Holdings, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M54070-P34077 KEEP THIS PORTION FOR YOUR RECORDS — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ZIMMER HOLDINGS, INC.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES.
1.	Election of Directors:
	Nominees:	For	Against	Abstain
	1a. Christopher B. Begley	☐	☐	☐
	1b. Betsy J. Bernard	☐	☐	☐	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2.	For	Against	Abstain
	1c. Gail K. Boudreaux	☐	☐	☐	2. Advisory vote to approve named executive officer compensation	☐	☐	☐
	1d. David C. Dvorak	☐	☐	☐	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 3.	For	Against	Abstain
	1e. Larry C. Glasscock	☐	☐	☐	3. Ratification of appointment of independent registered public accounting firm for 2013	☐	☐	☐
	1f. Robert A. Hagemann	☐	☐	☐	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 4.	For	Against	Abstain
	1g. Arthur J. Higgins	☐	☐	☐	4. Approve the amended Zimmer Holdings, Inc. Executive Performance Incentive Plan	☐	☐	☐
	1h. John L. McGoldrick	☐	☐	☐	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 5.	For	Against	Abstain
	1i. Cecil B. Pickett, Ph.D.	☐	☐	☐	5. Approve the amended Zimmer Holdings, Inc. 2009 Stock Incentive Plan	☐	☐	☐
	For address changes and/or comments, please check this box and write them on the back where indicated.			☐

The shares represented by this proxy will be voted as directed by the stockholder. Where no direction is given when the duly executed proxy is voted, such shares will be voted “FOR” proposals 1, 2, 3, 4 and 5.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held May 7, 2013:

The Notice and Proxy Statement and Annual Report/Form 10-K Wrap are available at www.proxyvote.com.

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M54071-P34077

ZIMMER HOLDINGS, INC.

ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD MAY 7, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David C. Dvorak, James T. Crines and Chad F. Phipps, and each of them, proxies, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein, at the Annual Meeting of Stockholders of the company to be held at the Conrad Indianapolis, 50 West Washington Street, Indianapolis, Indiana on Tuesday, May 7, 2013, at 9:00 a.m., and at any adjournments thereof upon matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

When properly executed, your proxy will be voted as you indicate, or where no contrary indication is made, will be voted “FOR” Proposals 1, 2, 3, 4 and 5. The full text of the proposals and position of the Board of Directors on each appears in the Proxy Statement and should be reviewed prior to voting.

IMPORTANT: YOUR VOTE IS IMPORTANT. PLEASE VOTE THESE SHARES TODAY.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on the reverse side